Filed Pursuant to Rule 497

1933 Act File No. 333-272541

1933 Act File No. 333-280192

1940 Act File No. 811-23881

PROSPECTUS

4,000,000 Shares

SOUND POINT MERIDIAN CAPITAL, INC.

Common Stock
$20.00 per Share

We are a newly organized, externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.” Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in equity and mezzanine tranches of collateralized loan obligations, or “CLOs,” which are collateralized by portfolios consisting primarily of below-investment grade U.S. senior secured loans. We may also invest in other securities and instruments that the Adviser (as defined below) believes are consistent with our investment objectives, including junior debt tranches of CLOs and loan accumulation facilities. The CLO equity securities in which we primarily seek to invest are typically unrated or rated below investment grade (commonly known as “junk” bonds) and are considered speculative with respect to timely payment of interest and repayment of principal. The CLO equity securities in which we intend to invest in are highly leveraged (with CLO equity typically being leveraged nine to 13 times), which magnifies our risk of loss on such investments. Loan accumulation facilities (or “CLO warehouses”) are short- to medium-term facilities (typically ranging from approximately three to 12 months), often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Loan accumulation facilities typically incur leverage between four and six times equity prior to a CLO’s pricing.

We were organized as Sound Point Meridian Capital, LLC, a Delaware limited liability company, on May 13, 2022. Effective March 13, 2024, we converted from a Delaware limited liability company to a Delaware corporation under the name Sound Point Meridian Capital, Inc. Sound Point Meridian Management Company, LLC, or the “Adviser,” is our investment adviser and manages our investments subject to the supervision of our board of directors. Sound Point Administration LLC, or the “Administrator,” serves as our administrator.

We intend to make regular monthly distributions of all or a portion of our investment company taxable income to holders of our common stock. If our distributions exceed our investment company taxable income in a tax year, such excess will represent a return of capital to our stockholders. Additionally, in order to maintain a stable level of distributions, we may at times pay out less than all of our investment income or pay out accumulated undistributed income in addition to current net investment income. No assurance can be given that we will be able to declare such distributions in future periods, and our ability to declare and pay distributions will be subject to a number of factors, including our results of operations. See “Distribution Policy.”

This is our initial public offering and our common stock has no history of public trading. We are offering 4,000,000 shares of common stock. At an initial public offering price of $20.00 per share of common stock (which is above our net asset value, or “NAV,” per share as of the date of this prospectus due to dilution), purchasers in this offering will experience immediate dilution in NAV of approximately $0.015 per share on a pro forma basis after deducting offering expenses payable by us of $300,000. See “Capitalization — Pro Forma Dilution.”

Certain institutional investors, as well as officers, employees, business associates and related persons have expressed an indication of interest to purchase up to $50 million of our common stock.

Our shares of common stock have been approved for listing on the New York Stock Exchange under the ticker symbol “SPMC”. Such shares may be thinly traded and you may experience losses if you sell on the secondary market under these conditions. We may borrow funds to make investments. As a result, we would be exposed to the risk of borrowing (also known as leverage) which may be considered a speculative investment technique. Leverage increases the volatility of investments and magnifies the potential for loss on amounts invested thereby increasing the risk associated with investing in our common stock.

Investors should consider their investment goals, time horizon and risk tolerance before investing in our common stock. An investment in our common stock is not appropriate for all investors and is not intended to be a complete investment program. Shares of common stock of closed-end management investment companies that are listed on an exchange frequently trade at a discount to their NAV. If our common stock trades at a discount to our NAV, it will likely increase the risk of loss for purchasers in this offering. In addition, investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any shares of common stock, you should read the discussion of the principal risks of investing in our common stock, which are summarized in “Risk Factors” beginning on page 19 of this prospectus.

This prospectus contains important information you should know before investing in our common stock. Please read this prospectus and retain it for future reference. We will file annual and semi-annual stockholder reports, proxy statements and other information with the Securities and Exchange Commission, or the “SEC.” To obtain this information free of charge or make other inquiries pertaining to us, please call (212) 895-2293. You may also obtain a copy of any information regarding us filed with the SEC from the SEC’s website (www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$20.00	$80,000,000
Sales load(2)	$0.00	$0.00
Proceeds to us before expenses(3)	$20.00	$80,000,000

(1)	We have granted the underwriters an option to purchase up to 600,000 additional shares of common stock at the public offering price within 30 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the public offering price, sales load and proceeds to us before expenses will be $92,000,000, $0.00 and $92,000,000, respectively. See “Underwriting.”
(2)	The Adviser or its affiliates will pay the full amount of the sales load of 6.00% of the gross proceeds raised in connection with this public offering (excluding shares sold to our board of directors, the Adviser, its affiliates, employees of the Adviser and its affiliates and certain other persons if agreed with the underwriters) and an additional fee for structuring the syndicate equal to (1) 0.75% of the gross proceeds, excluding proceeds from certain investors and their affiliates, plus (2) 0.50% of the gross proceeds raised from those certain investors and their affiliates, subject to a maximum fee of $250,000 on such gross proceeds. Assuming the issuance of 4,000,000 shares in connection with this offering, the sales load and the structuring fee are expected to amount to approximately $2.3 million. Because the sales load and the structuring fee are paid solely by the Adviser or its affiliates (and not by us), the sales load and the structuring fee are not reflected in the table above and will not reduce the NAV per share of our common stock. See “Underwriting.”
(3)	The Adviser or its affiliates will pay all of our organizational expenses and any portion of our offering expenses in excess of $300,000. The aggregate organizational expenses (excluding the sales load) are estimated to be approximately $580,000. In addition, the Adviser or its affiliates shall be responsible for reimbursement of up to a maximum of $50,000 of the underwriters’ costs and expenses.

The underwriters expect to deliver our common stock to purchasers on or about June 17, 2024.

Oppenheimer & Co.	B. Riley Securities	Janney Montgomery Scott	Piper Sandler

Clear Street		Wedbush Securities

The date of this prospectus is June 13, 2024.

* * * * * *

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Our business, financial condition and results of operations may have changed since the date of this prospectus. We will update these documents to reflect material changes only as required by law.

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PROSPECTUS SUMMARY

The following summary highlights some of the information contained in this prospectus. It is not complete and may not contain all the information that is important to a decision to invest in our securities. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms:

●	The “Company,” “we,” “us” and “our” refer to Sound Point Meridian Capital, Inc., a Delaware corporation or, for periods prior to our conversion to a corporation, Sound Point Meridian Capital, LLC, a Delaware limited liability company;

●	“Sound Point Meridian Management” and “Adviser” refer to Sound Point Meridian Management Company, LLC, a Delaware limited liability company; and

●	“Administrator” refers to Sound Point Administration LLC, a Delaware limited liability company.

Unless otherwise indicated, this prospectus assumes no exercise of the option granted to the underwriters to purchase additional shares to cover over-allotments.

Sound Point Meridian Capital, Inc.

We are a newly organized, externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.” We will elect to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” beginning with our tax year ending September 30, 2024. We were formed on May 13, 2022 as Sound Point Meridian Capital, LLC, a Delaware limited liability company, and effective March 13, 2024, we converted to a Delaware corporation under the name Sound Point Meridian Capital, Inc.

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in third-party CLO equity and mezzanine tranches of predominately U.S.-dollar denominated CLOs backed by corporate leveraged loans issued primarily to U.S. obligors. This investment strategy looks to opportunistically shift between the primary and secondary CLO markets, seeking to identify the most compelling relative value. Our focus is on the primary CLO market (i.e., acquiring securities at the inception of a CLO) when the discrepancy between the value of a CLO’s assets and liabilities is believed to present an attractive investment opportunity. We will opportunistically switch to the secondary market (i.e., acquiring existing CLO securities) during times of market volatility or when we identify attractive investment opportunities. The Adviser aims to identify top-tier CLO managers with proven track records of outperformance through increasing the value of the loans held by the CLO, generation of high equity distributions and active portfolio management. Additionally, the strategy is focused on CLOs with attractive structures which include flexibility for the CLO manager, strong cushions on covenants and cashflow ratios, terms that are favorable to the holders of CLO equity securities and reinvestment periods that are consistent with the Adviser’s current market views.

We may also invest in other securities and instruments that the Adviser believes are consistent with our investment objectives, including among other investments, junior debt tranches of CLOs and loan accumulation facilities. Loan accumulation facilities are short- to medium-term facilities, often provided by the bank that will serve as the placement agent or arranger on a CLO transaction and typically leveraged four to six times. The amount that we will invest in other securities and instruments will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, based on the Adviser’s assessment of prevailing market conditions. Finally, the Adviser implements an active portfolio management style.

The CLO equity securities in which we primarily seek to invest are typically unrated, and are considered speculative with respect to timely payment of interest and repayment of principal. The CLO equity securities in which we intend to invest are highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), which magnifies our risk of loss on such investments. Risks in CLO tranches tend to evolve over time and across the cycle, as a function of the credit risk in the underlying portfolio and the behavior of the manager. Given that the CLO market is generally slow to reprice these changes in risk profiles, the Adviser believes it can mitigate these risks and take advantage of this latency to improve returns. The CLOs in which we intend to invest are typically collateralized by below-investment grade loans (sometimes referred to as leveraged loans). The equity tranche of a CLO represents the most subordinated tranche in a CLO’s capital structure. Such securities are therefore subject to greater risks than securities issued by a CLO in higher priority tranches, including credit (i.e., default) risk and liquidity risk.

CLO equity is an illiquid investment. For the most part, CLO equity trades “by appointment” and trading prices are heavily negotiated. Projected cashflows to CLO equity involve a number of assumptions about the future, including interest rates, reinvestment spreads on loans bought in the future, loan prepayment rates, and other factors that may be difficult to predict. As such, CLO equity is considered a “speculative” investment by rating agencies and there is generally no standard methodology or observable market that allows a buyer or seller to easily price a CLO equity position at the time of trade.

We may also engage in “Derivative Transactions,” as described below, from time to time. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit and/or other risks, or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. We may purchase and sell a variety of derivative instruments, including exchange-listed and over-the-counter, or “OTC,” options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors, or collars, and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments. Collectively, we refer to these financial management techniques as “Derivative Transactions.” See “Risk Factors — Risks Related to Our Investments — We are subject to risks associated with any hedging or Derivative Transactions in which we participate.”

CLO Structural Elements

Structurally, CLO vehicles are entities formed to originate and/or acquire a portfolio of loans. The loans within the CLO vehicle are generally limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit.

A CLO vehicle is formed by raising multiple “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. As interest payments are received, the CLO vehicle makes contractual interest payments to the holders of each tranche of debt based on their seniority. If there are funds remaining after each tranche of debt receives its contractual interest rate payment and the CLO vehicle meets or exceeds required collateral coverage levels (or other similar covenants), the remaining funds may be paid to the holders of the equity tranche. The contractual provisions setting out this order of payments are detailed in the CLO vehicle’s indenture. These provisions are referred to as the “priority of payments” or the “waterfall” and determine any other obligations that may be required to be paid ahead of payments of interest and principal on the securities issued by a CLO vehicle. In addition, for payments to be made to the holders of each tranche, after the most senior tranche of debt, there are various tests which must be complied with, which are different for each CLO vehicle. CLO indentures typically provide for adjustments to the priority of payments in the event that certain cashflow or collateral requirements are not maintained. The collateral quality tests that may divert cashflows in the priority of payments are predominantly determined by reference to the par values of the underlying loans, rather than their current market values.

The diagram below is for illustrative purposes only. The CLO vehicles in which we may invest may vary substantially from the illustrative example set forth below.

These investment objectives are not fundamental policies of ours and may be changed by our board of directors without prior approval of our stockholders. See “Business.”

Sound Point Meridian Management

Sound Point Meridian Management, our investment adviser, manages our investments subject to the supervision of our board of directors pursuant to an investment advisory agreement, or the “Investment Advisory Agreement.” The Administrator has agreed to perform, or arrange for the performance of, our required administrative services. For a description of the fees and expenses that we pay to the Adviser and the Administrator, see “The Adviser and the Administrator — Investment Advisory Agreement — Base Management Fee and Incentive Fee” and “The Adviser and the Administrator — The Administrator and the Administration Agreement.”

The Adviser was formed as a Delaware limited liability company on May 11, 2022 and is registered as an investment adviser with the SEC. The Adviser is majority owned by Sound Point Capital Management, LP (“Sound Point Capital Management”), a registered investment adviser. As of December 31, 2023, Sound Point Capital Management had approximately $45.6 billion of total assets under management with investments in CLO securities, opportunistic credit, structured credit, specialty finance and marketplace lending, commercial real estate credit and other investments.1 Stephen Ketchum holds a controlling interest in the common equity of Sound Point Capital Management. In addition to Mr. Ketchum, certain principals of Stone Point Capital LLC, a private equity firm (“Stone Point”), a third-party permanent capital fund managed by Blue Owl GPSC Advisors LLC (“Blue Owl”), an investment adviser principally owned, through certain intermediary vehicles, by Blue Owl Capital Inc. (NYSE: OWL), and Assured Guaranty US Holdings Inc., a Delaware corporation (“AGUS”) and a wholly owned subsidiary of Assured Guaranty Ltd. (NYSE: AGO), a limited company organized under the laws of Bermuda, each holds a minority common equity interest in Sound Point Capital Management. Limited partners of Sound Point Capital Management that have contributed, or have the right to receive, 5% or more of Sound Point Capital Management’s capital upon its dissolution, include Mr. Ketchum, Blue Owl, AGUS and two senior principals of Stone Point. Sound Point Capital Management’s general partner, SPC Partners GP, LLC, is a Delaware limited liability company that is controlled by Mr. Ketchum.

The Adviser’s CLO investment team (the “Investment Team”) is led by Ujjaval Desai. The members of the Investment Team are jointly and primarily responsible for our day-to-day investment management and the implementation of our investment strategy and process. See “The Adviser and the Administrator — Portfolio Managers” for each member of the Investment Team’s biographical information.

[1]	Sound Point Capital Management assets under management (“AUM”) provided as of 12/31/2023. AUM does not include redemptions received or liquidations that may be in effect after 12/31/2023. AUM does include, where relevant, committed capital to discretionary draw-down vehicles that have not yet been drawn and entities that are not open to new investors and/or are in the process of winding down and represents the closed total commitment of all loans managed by commercial real estate credit as of 12/31/2023, including inherited portfolios managed that were originated by another manager and assets attributable to a non-advisory client.

Each member of the Investment Team is a CLO industry specialist who has been directly involved in the CLO market for the majority of his or her career and has built relationships with key market participants, including CLO collateral managers, investment banks, and investors. We believe that the complementary, yet highly specialized, skill set of each member of the Investment Team, and the established platform consisting of investment management and operations / business management, provides the Adviser with a competitive advantage in its CLO-focused investment strategy. See “The Adviser and the Administrator — Portfolio Managers.”

In addition to managing our investments, the Adviser’s affiliates and the members of the Investment Team manage investment accounts for other clients, including certain private investment vehicles. Many of these accounts pursue an investment strategy that substantially or partially overlaps with the strategy that we intend to pursue.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investments due to the following competitive advantages:

●	Fundamental credit analysis. The Investment Team combines its in-house credit views with proprietary analytical tools to assess underlying loans in CLO collateral portfolios. CLO trustees typically provide CLO reporting on a monthly basis, which includes information on the current collateral portfolio (loan size, loan spread, industry) as well as month-over-month portfolio changes through manager trading (purchases and sales) and prepayment activity. The Investment Team’s proprietary tools aggregate trustee-reported data with market data such as current loan pricing and rating information. The Investment Team forms a credit watchlist based on this information, which is then used to analyze collateral risk of existing and potential investments. The Adviser believes this differentiated approach is a crucial competitive advantage, particularly in times of market stress.

●	Manager selection and due diligence. We utilize the Adviser’s proprietary manager rating system in an effort to select an optimal set of managers with varied investment styles. The CLO market tends to price manager risk inefficiently. Typically, deals from larger, established platforms trade tighter than smaller managers, regardless of performance. The Adviser’s manager rating process is intended to identify managers that it believes are likely to outperform, thereby seeking to deliver alpha to investors.

●	Flexible and disciplined approach. Our investment strategy is tailored to current market opportunities. The Adviser will invest in both the primary and secondary CLO markets based on current relative value. In the primary market, the Adviser believes better economics are achieved through early deal access and investment flexibility in terms of risk and size (majority or minority positions). In the secondary market, the Adviser believes its analysis of collateral risk identifies investments with the most compelling risk/reward profile. The Adviser allocates our portfolio between CLO equity and mezzanine tranches based on the expected return relative to the credit risk of each tranche. The Adviser aims to opportunistically allocate the portfolio across all these elements, as well as rotate our portfolio (through purchases and sales) as investment risks evolve.

●	Active portfolio management. Risk in CLO tranches evolves as a function of the credit risk in the underlying portfolios, the performance and behavior of the manager and overall macro credit views. The Adviser views the CLO market as generally slow to reprice a change in risk profile of tranches due to data and complexity issues. The Adviser believes active portfolio management can mitigate these risks and improve returns.

Our Structure and Formation Transaction

We were organized as Sound Point Meridian Capital, LLC, a Delaware limited liability company, on May 13, 2022. Effective March 13, 2024, we converted from a Delaware limited liability company to a Delaware corporation under the name Sound Point Meridian Capital, Inc. Sound Point Meridian Master Fund LP, a Cayman Islands exempted limited partnership, or our “Sole Stockholder,” owns 100% of our common stock. The Sole Stockholder maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, identical to those of us. On or around the time of the commencement of our operations and immediately prior to the completion of this offering, our Sole Stockholder intends to transfer all its assets and other portfolio securities and liabilities into us (the “Initial Portfolio Transaction”) in exchange for shares of our common stock, which shares will then be distributed by the Sole Stockholder to its limited partners in liquidation of the Sole Stockholder. The assets and other portfolio securities held by our Sole Stockholder are comprised of certain equity and mezzanine tranches of CLOs and loan accumulation facilities. See “Business — Our Structure and Formation Transaction” and “Underwriting.”

Portfolio Composition

We are initially targeting a diversified portfolio of equity tranches of CLOs across 20-25 managers, to be purchased in the primary and secondary markets depending on current relative value. The focus is on higher quality managers with attractive portfolios.

Financing and Hedging Strategy

Leverage by the Company. We may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes, or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. In contrast to the CLOs in which we will invest, which are typically highly leveraged, we intend to use relatively limited amounts of leverage (generally expected to consist of borrowings or the issuances of preferred stock or debt securities) in order to optimize the returns to our shareholders. We seek to use appropriate leverage that enhances returns without creating undue risk in the portfolio in the case that the CLO market weakens. Over time, the Adviser may decide that it is appropriate to use more leverage to purchase assets or for other purposes, or to reduce leverage by repaying any outstanding facilities.

We currently anticipate incurring leverage in an amount up to approximately 27.4% of our total assets (as determined immediately after the leverage is incurred) by entering into one or more credit facilities or through the issuance of preferred stock or debt securities at the time of this offering and within the first twelve months following the completion of this offering, and up to approximately 35% of our total assets thereafter. We plan to obtain revolving facilities that will allow us to draw capital in the case that current cash available to pay dividends is lower than our anticipated run-rate cash dividend, or in the case that asset values in the CLO market fall in a way as to make new investments attractive, in which case we may incur leverage in excess of approximately 27.4% of our total assets. The Adviser would decide whether or not it is beneficial to us to use leverage at any given time. Such facilities would be committed, but subject to certain restrictions that may not allow us to draw capital even if the Adviser deems it favorable to do so. Such facilities, if drawn, would become senior in priority to our common shares. The facilities would also earn an undrawn commitment fee that we would pay on an ongoing basis, regardless of whether we draw on the facilities or not.

Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are equity (i.e., shares of preferred stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

While we anticipate closing leverage facilities after the completion of this offering, the facilities will be revolving and thus the actual amount of leverage we will incur is expected to vary from time to time. We may use leverage opportunistically or otherwise choose to deviate from our current expectations. We may use different types or combinations of leveraging instruments at any time based on the Adviser’s assessment of market conditions and the investment environment, including forms of leverage other than preferred stock, debt securities, and/or credit facilities. In addition, we may borrow for temporary, emergency, or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage ratios described above. By leveraging our investment portfolio, we may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, which will be borne entirely by the holders of our common stock, and our leverage strategy may not be successful. For example, the more leverage is employed, the more likely a substantial change will occur in our NAV. See “Risk Factors — Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”

While we cannot control the market value of our investments, the Adviser can determine to draw on our planned leverage facility to purchase new assets at a time of market dislocation. Such purchases, if made, can mitigate price drops in the current portfolio by making new asset purchases at a discount. Further, such purchases can potentially contribute to a higher increase in net asset value of the portfolio upon a market rebound than if the purchases were not made.

Derivative Transactions. We may engage in “Derivative Transactions,” as described below, from time to time. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit and/or other risks, or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. We may purchase and sell a variety of derivative instruments, including exchange-listed and over-the-counter, or “OTC,” options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors, or collars, and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments. Collectively, we refer to these financial management techniques as “Derivative Transactions.” See “Risk Factors — Risks Related to Our Investments — We are subject to risks associated with any hedging or Derivative Transactions in which we participate.”

Operating and Regulatory Structure

We are a newly organized, externally managed, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, we are required to meet certain regulatory tests. See “Regulation as a Closed-End Management Investment Company.” In addition, we intend to elect to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, beginning with our tax year ending September 30, 2024.

Our investment activities are managed by the Adviser and supervised by our board of directors. Under the Investment Advisory Agreement, we have agreed to pay the Adviser a base management fee based on our “Total Equity Base” as well as an incentive fee based on our “Pre-Incentive Fee Net Investment Income.” “Total Equity Base” means the net asset value attributable to the common stock (prior to the application of the base management fee or incentive fee) and the paid-in or stated capital of the preferred interests in us (howsoever called), if any. “Pre-Incentive Fee Net Investment Income” means interest income, dividend income, and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees, or other fees that we receive from an investment) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement and any interest expense and/or dividends paid on any issued and outstanding debt or preferred interests, but excluding the incentive fee). See “The Adviser and the Administrator — Investment Advisory Agreement — Base Management Fee and Incentive Fee.”

We have also entered into an agreement for administrative services, which we refer to as the “Administration Agreement,” under which we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement. In addition, we have entered into a services agreement with ALPS Fund Services, Inc. (“SS&C ALPS”), which we refer to as the “Services Agreement,” under which SS&C ALPS provides certain accounting and other administrative services to us. See “The Adviser and the Administrator — The Administrator and the Administration Agreement.”

Conflicts of Interest

Our executive officers and directors, and the Adviser and its officers and employees, including the Investment Team, have several conflicts of interest as a result of the other activities in which they engage. The Adviser is affiliated with other entities engaged in the financial services business. These other relationships may cause the Adviser’s and certain of its affiliates’ interests, and the interests of their officers and employees, including the Investment Team, to diverge from our interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in our best interest. Our executive officers and directors, as well as other current and potential future affiliated persons, officers, and employees of the Adviser and certain of its affiliates, may serve as officers, directors, or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that we intend to pursue. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. The Adviser and its affiliates have entered into, and may in the future enter into additional, business arrangements with certain of our stockholders. In such cases, such stockholders may have an incentive to vote shares held by them in a manner that takes such arrangements into account. As a result of these relationships and separate business activities, the Adviser has conflicts of interest in allocating management time, services, and functions among us, other advisory clients and other business activities. See “Conflicts of Interest.”

In order to address such conflicts of interest, we have adopted a code of ethics under Rule 17j-1 under the 1940 Act. Similarly, the Adviser has separately adopted the “Adviser Code of Ethics.” The Adviser Code of Ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including us), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible, and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

Pursuant to the Adviser’s investment allocation policies and procedures, the Adviser seeks to allocate investment opportunities among accounts in a manner that is fair and equitable over time. There is no assurance that such opportunities will be allocated to any particular account equitably in the short term or that any such account, including us, will be able to participate in all investment opportunities that are suitable for it. See “Conflicts of Interest — Code of Ethics and Compliance Procedures.”

Co-Investment with Affiliates. In certain instances, we expect to co-invest on a concurrent basis with other accounts managed by certain of the Adviser’s affiliates, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. We and the Adviser received exemptive relief from the SEC on May 15, 2024, to permit us and certain of our affiliates to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, or certain of its affiliates, subject to certain conditions. A copy of the application for exemptive relief, including all of the conditions and the related order, is available on the SEC’s website at www.sec.gov.

Summary Risk Factors

The value of our assets, as well as the market price of shares of our common stock, will fluctuate. Our investments should be considered risky, and you may lose all or part of your investment in us. Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs, and risk tolerance before investing in shares of our common stock. An investment in shares of our common stock may be speculative in that it involves a high degree of risk and should not be considered a complete investment program. We are designed primarily as a long-term investment vehicle, and our securities are not an appropriate investment for a short-term trading strategy. We can offer no assurance that returns, if any, on our investments will be commensurate with the risk of investment in us, nor can we provide any assurance that enough appropriate investments that meet our investment criteria will be available.

The following is a summary of certain principal risks of an investment in us. See “Risk Factors” for a more complete discussion of the risks of investing in shares of our common stock, including certain risks not summarized below.

●	No Prior Operating History. We were formed in May 2022 and are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

●	Key Personnel Risk. We are dependent upon the key personnel of the Adviser for our future success.

●	Conflicts of Interest Risk. Our executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the Investment Team, have several conflicts of interest as a result of the other activities in which they engage. See “Conflicts of Interest.”

●	Interest Rate Risk. The price of certain of our investments may be significantly affected by changes in interest rates. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect our cash flow, fair value of its assets and operating results.

●	Prepayment Risk. The assets underlying the CLO securities in which we intend to invest are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments in which we intend to invest are subject to prepayment risk. If we or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, our investment performance will be adversely impacted.

●

Benchmark Interest Rate Risk. The CLO debt securities in which we typically invest earn interest at, and obtain financing at, a floating rate, which has traditionally been based on the London Interbank Offered Rate (“LIBOR”). After June 30, 2023, all tenors of LIBOR have either ceased to be published or, in the case of 1-month, 3-month and 6-month U.S. dollar LIBOR settings, are no longer being published on a representative basis. As a result, the relevant credit markets have transitioned away from LIBOR to other benchmarks. The primary replacement rate for U.S. dollar LIBOR for loans and CLO debt securities is the Secured Overnight Financing Rate (“SOFR”), which measures the cost of overnight borrowings through repurchase agreement transactions collateralized by U.S. Treasury securities. As of January 1, 2022, all new issue CLO securities utilize SOFR as the LIBOR replacement rate. For CLOs issued prior to 2022, the use of LIBOR is being phased out as loan portfolios transition to utilizing the SOFR. As of the date hereof, certain legacy CLOs and senior secured loans have already transitioned to utilizing SOFR-based interest rates, but not all CLO debt securities have transitioned to such replacement rate. The ongoing risks associated with transitioning from LIBOR to term SOFR or an alternative benchmark rate may be difficult to assess or predict. To the extent that the rate utilized for senior secured loans held by a CLO differs from the rate utilized in calculating interest on the debt securities issued by the CLO, there is a basis risk between the two rates (e.g., SOFR or another benchmark rate or the 1-month term SOFR rate and the 3-month term SOFR rate). This means the CLO could experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the cash flows distributed to CLO equity investors as well as our net investment income and portfolio returns until such mismatch is corrected or minimized, if at all, which would be expected to occur when both the underlying senior secured loans and the CLO securities utilize the same benchmark index rate. At this time, it is not possible to predict the full effects of the phasing out of LIBOR on U.S. senior secured loans, on CLO debt securities, and on the underlying assets of the specific CLOs in which we intend to invest.

●	Liquidity Risk. The market for CLO securities is more limited than the market for certain other credit related investments. As such, we may not be able to sell investments in CLO securities quickly, or at all. If we are able to sell such investments, the prices we receive may not reflect our assessment of their fair value or the amount paid for such investments by us.

●	Incentive Fee Risk. Our incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts our performance. In view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the Adviser could potentially receive a significant portion of the increase in our investment income attributable to a general increase in interest rates.

●	Subordinated Securities. CLO equity and junior debt securities that we may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to greater risk of default relative to the holders of senior priority interests in the same CLO based on the structural subordination of the tranches of CLO securities.

●	High-Yield Investment Risk. The CLO equity securities that we intend to acquire are typically unrated and are therefore considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans held as collateral by CLOs are also typically higher-yield, sub-investment grade investments. Investing in CLO equity and junior debt securities and other high-yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact our performance.

●	Risks of Investing in CLOs and Other Structured Finance Securities. CLOs and other structured finance securities are generally backed by pools of loans and other credit assets as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate, and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which may increase the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments or limit the ability of an investor to enforce its rights and pursue remedies. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO.

●	Leverage Risk. The use of leverage, whether directly through borrowing by us or indirectly through investments such as CLO equity securities that also involve leverage, may magnify our risk of loss. CLO equity and junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), and therefore the CLO securities that we intend to invest are subject to a higher degree of loss since the use of leverage magnifies losses.

●	Credit Risk. If CLO securities that we invest in, an underlying loan owned by any such CLO, or any other credit investment in our portfolio declines in price or the obligor fails to pay principal, interest or other return when due because the issuer or debtor, as the case may be, experiences a decline in its financial performance or has other credit related issues, our income, NAV, and/or market price would be adversely impacted.

●	Fair Valuation of Our Portfolio Investments. Generally, there is a more limited public market for the CLO investments we target. As a result, we value these securities at least quarterly, or more frequently as may be required from time to time, at fair value. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we may ultimately realize on one or more of our investments.

●	Limited Investment Opportunities Risk. The market for CLO securities is more limited than the market for other credit related investments. We can offer no assurances that sufficient investment opportunities for our capital will be available.

●	Non-Diversification Risk. We are a non-diversified investment company under the 1940 Act and may hold a narrower range of investments than a diversified fund under the 1940 Act.

●	Market and Recessionary Risk. Political, regulatory, economic and social developments, and developments in the U.S. and globally, that impact specific economic sectors, industries, or segments of the market, can affect the value of our investments. A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital, reduce the availability of suitable investment opportunities for us, or adversely and materially affect the value of our investments, any of which would negatively affect our business.

●	Loan Accumulation Facilities Risk. We may invest in loan accumulation facilities, which are short to medium term debt facilities, often provided by the bank that will serve as placement agent or arranger on a CLO transaction, which acquire loans on an interim basis that are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses, and other risks.

●	Currency Risk. Although we intend to primarily make investments denominated in U.S. dollars, we may make investments denominated in other currencies. Our investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar.

●	Hedging Risk. Hedging transactions seeking to reduce risks may result in poorer overall performance than if we had not engaged in such hedging transactions, and they may also not properly hedge our risks.

●	Reinvestment Risk. CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired (for example, during periods of loan compression or as may be required to satisfy a CLO’s covenants) or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

●	Refinancing Risk. If we incur debt financing and subsequently refinance such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If we fail to extend, refinance, or replace such debt financings prior to their maturity on commercially reasonable terms, our liquidity will be lower than it would have been with the benefit of such financings, which would limit our ability to grow.

●	Tax Risk. If we fail to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, as well as the amount of income available for distributions, and the amount of such distributions, to our common stockholders and for payments to the holders of our other obligations.

●	Derivatives Risk. Derivative instruments in which we may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to Derivative Transactions include counterparty, correlation, liquidity, leverage, volatility, and OTC trading risks. In addition, a small investment in derivatives could have a large potential impact on our performance, imposing a form of investment leverage on our portfolio. In certain types of Derivative Transactions, we could lose the entire amount of our investment; in other types of Derivative Transactions, the potential loss is theoretically unlimited.

●	Counterparty Risk. We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on obligations, thereby resulting in potentially significant losses.

●	Global Economy Risk. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region, or financial market.

●	Closed-End Fund Risk. Shares of common stock of closed-end management investment companies that are listed on an exchange frequently trade at a discount to their NAV. If our common stock trades at a discount to our NAV, it will likely increase the risk of loss for purchasers in this offering.

Our Corporate Information

Our offices are located 375 Park Avenue, 34th Floor, New York, NY 10152, and our telephone number is (212) 895-2293.

SUMMARY OF OFFERING

Set forth below is additional information regarding offerings of our securities:

Common Stock Offered

4,000,000 shares of common stock. As part of this offering, 2,485,008 shares of common stock have been reserved for sale to certain institutional investors, the Adviser, its affiliates and employees of the Adviser and its affiliates in exchange for an aggregate cash contribution of approximately $49,700,160.

An additional 600,000 shares of common stock are issuable pursuant to an over-allotment option granted to the underwriters.

Pro Forma Common Stock to be Outstanding Immediately After this Offering	20,020,000 shares of common stock assuming the over-allotment option is not exercised. 20,620,000 shares of common stock assuming the over-allotment option is exercised in full.

NYSE Symbol	“SPMC.”

Use of Proceeds	We intend to use the proceeds from the sale of our common stock pursuant to this prospectus to acquire investments in accordance with our investment objectives and strategies described in this prospectus and for general working capital purposes. We currently anticipate being able to deploy the proceeds from this offering within three to six months after the completion of the offering, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. See “Use of Proceeds.”

Distributions

We intend to make regular monthly distributions of all or a portion of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, and excluding any deduction for distributions paid to stockholders) to common stockholders. We also intend to make at least annual distributions of all or a portion of our “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses).

As one of the requirements for us to maintain our ability to be taxed as a RIC, we are generally required to pay distributions to holders of our common stock in an amount equal to substantially all of our taxable income.

We anticipate declaring a distribution of approximately $0.30 per share of common stock for the month of July (assuming that the first month will cover a period of six weeks), and $0.20 per share of common stock for the months of August and September (in each case, if continued, such amount to equal approximately 12% annualized of our initial public offering price per share) payable to holders of our common stock, including investors in this offering. If our distributions exceed our investment company taxable income in a tax year, such excess will represent a return of capital, which is in effect a partial return of the amount a stockholder invested in us. Stockholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net investment income or profit when they are not. Stockholders should not assume that the source of a distribution from us is net investment income or profit, and our distributions should not be used as a measure of performance or confused with yield or income. A return of capital will lower a shareholder’s tax basis in his or her shares, which could result in shareholders having to pay higher taxes in the future when shares are sold, even when shares are sold at a loss from the original investment. Additionally, in order to maintain a stable level of distributions, we may at times pay out less than all of our investment income or pay out accumulated undistributed income in addition to current net investment income. No assurance can be given that we will be able to declare such distributions in future periods, and our ability to declare and pay distributions will be subject to a number of factors, including our results of operations. See “Distribution Policy.”

Investment Advisory Agreement

The Adviser manages our investments, subject to the supervision of our board of directors, pursuant to the Investment Advisory Agreement. Under the Investment Advisory Agreement, absent willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its related persons are entitled to indemnification from us for any damages, liabilities, costs, and expenses arising from the services rendered by the Adviser under the Investment Advisory Agreement or otherwise as our investment adviser. A discussion regarding the basis for our board of directors’ approval of the Investment Advisory Agreement will be available in our semi-annual report for the period ended September 30, 2024.

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually (after the initial two-year period) by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not “interested persons” of any party to such agreement, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by us without penalty upon not less than 60 days’ written notice to the Adviser and by the Adviser upon not less than 90 days’ written notice to us. See “The Adviser and the Administrator — Investment Advisory Agreement.”

Base Management Fee and Incentive Fee

We pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components – a base management fee and an incentive fee.

Base Management Fee. The management fee is calculated monthly and payable quarterly in arrears and equals an annual rate of 1.75% of our Total Equity Base.

Incentive Fee. The incentive fee is calculated and payable quarterly in arrears and equals 20% of our Pre-Incentive Fee Net Investment Income for the immediately preceding quarter, subject to a preferred return, or “hurdle,” of 2.00% of our NAV (8.00% annualized) and a “catch up” feature. No incentive fee is payable to the Adviser on capital gains, whether realized or unrealized. In addition, the amount of the incentive fee is not affected by any realized or unrealized losses that we may suffer.

See “The Adviser and the Administrator — Investment Advisory Agreement — Base Management Fee and Incentive Fee.”

Other Expenses	The Investment Team of the Adviser, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We bear all other costs and expenses of our operations and transactions. See “The Adviser and the Administrator — Investment Advisory Agreement — Payment of Expenses.”

Administration Agreement	We have entered into an Administration Agreement, pursuant to which the Administrator furnishes us with office facilities, equipment, clerical, bookkeeping and record-keeping services. Under the Administration Agreement, the Administrator provides us with accounting services, assists us in determining and publishing our NAV, prepares, and assists us with any audits by an independent public accounting firm of, our financial statements, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others and provides such other administrative services rendered to us by others and provides such other administrative services as we may from time to time designate. We reimburse the Administrator, an affiliate of the Adviser, for the costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including, but not limited to, rent, the fees and expenses associated with performing compliance functions, and the portion of the compensation expenses of certain officers and their respective support staff allocable to us. See “The Adviser and the Administrator — The Administrator and the Administration Agreement.”

Market Price of Common Stock and Closed-End Fund Structure

Closed-end funds differ from open-end management investment companies, or “mutual funds,” in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. By comparison, mutual funds issue securities that are redeemable and typically engage in a continuous offering of their shares.

Shares of common stock of closed-end funds that are listed on an exchange frequently trade at prices lower than their NAV. We cannot predict whether shares of our common stock will trade at, above or below NAV. Our NAV may be reduced immediately following this offering by the offering expenses paid by us. If our shares trade at a discount to our NAV, it will likely increase the risk of loss for purchasers in this offering. Investing in our common stock involves a high degree of risk. Before buying any securities, you should read the discussion of the material risks of investing in our common stock, including the risk of leverage, under “Risk Factors” in this prospectus.

Dividend Reinvestment Plan	Each holder of at least one full share of our common stock will be automatically enrolled in our dividend reinvestment plan, or the “DRIP.” Under the DRIP, distributions on shares of our common stock are automatically reinvested in additional shares of our common stock by SS&C GIDS, Inc. (the “DRIP administrator”) unless the holder opts out of the DRIP. Holders of our common stock who receive distributions in the form of additional shares of our common stock are nonetheless subject to the applicable federal, state, or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. The DRIP administrator (acting on our behalf) will primarily use newly issued, authorized shares of common stock to implement reinvestment of distributions under the DRIP. Distributions that are reinvested through the issuance of new shares increase our stockholders’ equity on which a management fee is payable to the Adviser. If we declare a distribution payable in cash, holders of shares of our common stock who opt out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) generally will receive such distributions in cash. See “Dividend Reinvestment Plan.”

Taxation

We will elect to be treated, and intend to qualify annually, for U.S. federal income tax purposes, as a RIC.

As a RIC, we generally are not required to pay U.S. federal income taxes on any ordinary income or capital gains that we receive from our portfolio investments and distribute to holders of our common stock. To qualify as a RIC and maintain our RIC status, we must meet specific source-of-income and asset diversification requirements and distribute in each of our taxable years at least 90% of the sum of our investment company taxable income and net tax-exempt interest, if any, to holders of our common stock. If, in any year, we fail to qualify as a RIC under U.S. federal income tax laws, we would be taxed as an ordinary corporation. In such circumstances, we could be required to recognize unrealized gains, pay substantial taxes, and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. See “U.S. Federal Income Tax Matters.”

Risk Factors	Investing in our common stock involves risks. You should carefully consider the information set forth under the caption “Risk Factors” before deciding to invest in our common stock.

Available Information	We will be required to file periodic reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at www.sec.gov. This information is available free of charge by writing us at Sound Point Meridian Capital, Inc., 375 Park Avenue, 34th Floor, New York, NY 10152, Attention: Investor Relations, by telephone at (212) 895-2293.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. The expenses shown in the table under “Annual Expenses” are based on estimated amounts for our first full year of operations and assume that we incur leverage in an amount up to approximately 27.0% of our total assets (as determined immediately after the leverage is incurred) and that we issue 4,000,000 shares of common stock in this offering at a public offering price of $20.00 per share (which price is above our NAV per share of common stock as of the date of this prospectus due to dilution). If we issue fewer shares of common stock, all other things being equal, these expenses would increase as a percentage of net assets attributable to our common stock. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown.

Stockholder Transaction Expenses (as a percentage of the offering price):
Sales load	0.00	%(1)
Offering expenses	0.07	%(2)
Dividend reinvestment plan expenses	0.00	%(3)
Total stockholder transaction expenses	0.07%

Annual Expenses (as a percentage of net assets attributable to common stock):
Base management fee	1.91	%(4)
Incentive fee	3.63	%(5)
Interest payments on borrowed funds	2.74	%(6)
Other expenses	0.75	%(7)
Total annual expenses	9.03%

(1)	The Adviser or its affiliates will pay the full amount of the sales load of 6.00% of the gross proceeds raised in connection with this public offering (excluding shares sold to our board of directors, the Adviser, its affiliates, employees of the Adviser and its affiliates and certain other persons if agreed with the underwriters) and an additional fee for structuring the syndicate equal to (1) 0.75% of the gross proceeds, excluding proceeds from certain investors and their affiliates, plus (2) 0.50% of the gross proceeds raised from those certain investors and their affiliates, subject to a maximum fee of $250,000 on such gross proceeds. Assuming the issuance of 4,000,000 shares in connection with this offering, the sales load and the structuring fee are expected to amount to approximately $2.3 million. Because the sales load and the structuring fee are paid solely by the Adviser or its affiliates (and not by us), is the sales load and the structuring fee are not reflected in the table above and will not reduce the NAV per share of our common stock. See “Underwriting.”

(2)	Amount reflects offering expenses of $300,000. The Adviser has agreed that it or its affiliates will pay any remaining amounts. The Adviser or its affiliates will also pay all of our organizational expenses. The aggregate organizational expenses (excluding the sales load) are estimated to be approximately $580,000. In addition, the Adviser or its affiliates may be responsible for reimbursement of up to a maximum of $50,000 of the underwriters’ costs and expenses.

(3)	The expenses of administering the DRIP are included in “other expenses.” If a participant elects by written notice to the DRIP administrator prior to termination of his or her account to have the DRIP administrator sell part or all of the shares held by the DRIP administrator in the participant’s account and remit the proceeds to the participant, the DRIP administrator is authorized to deduct a $0.03 per share brokerage commission from the proceeds. See “Dividend Reinvestment Plan.”

(4)	We have agreed to pay the Adviser as compensation under the Investment Advisory Agreement a base management fee at an annual rate of 1.75% of our Total Equity Base which is calculated and payable quarterly in arrears. “Total Equity Base” means the net asset value attributable to the common stock (prior to the application of the base management fee or incentive fee) and the paid-in or stated capital of the preferred interests in us (howsoever called), if any.

The figure shown in the table above reflects our assumption that we incur leverage in an amount up to approximately 27.0% of our total assets (as determined immediately after the leverage is incurred). These base management fees are indirectly borne by holders of our common stock and are not borne by the holders of preferred stock, if any, or the holders of any other securities that we may issue. See “The Adviser and the Administrator — Investment Advisory Agreement — Base Management Fee and Incentive Fee.”

(5)	We have agreed to pay the Adviser as compensation under the Investment Advisory Agreement a quarterly incentive fee equal to 20% of our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter, subject to a quarterly preferred return, or hurdle, of 2.00% (8.00% annualized) and a catch-up feature. Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. No incentive fee is payable to the Adviser on capital gains whether realized or unrealized. The incentive fee is paid to the Adviser as follows:

●	no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed 2.00%;

●	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.50% in any calendar quarter (10.00% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% in any calendar quarter; and

●	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% in any calendar quarter (10.00% annualized) is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser).

●	For a more detailed discussion of the calculation of this fee, see “The Adviser and the Administrator — Investment Advisory Agreement — Base Management Fee and Incentive Fee.” We estimate annual incentive fees payable to the Adviser during our first year of operation to equal 3.63% based on the historical performance of our initial portfolio and our estimation of the use of the proceeds of this offering.

(6)	Assumes that we incur borrowings in an amount up to 27.0% of our total assets (as determined immediately after the borrowing is incurred) with an assumed interest rate of 8.70% per annum, based on current market rates.

(7)

Investors will bear indirectly the fees and expenses (including management fees and other operating expenses) of the CLO equity securities in which we invest.

CLO collateral manager fees are charged on the total assets of a CLO but are assumed to be paid from the residual cash flows after interest payments to the CLO debt tranches. Therefore, these CLO collateral manager fees (which generally range from 0.35% to 0.50% of a CLO’s total assets) are effectively much higher when allocated only to the CLO equity tranche.

Other operating expenses include an estimate of trustee fees and administrative CLO expenses. These amounts can vary but run in the annual range of 0.04% to 0.07% of a CLO’s total assets.

The indirect expenses described above that are associated with our CLO equity investments are not included in the fee table presentation, but if such expenses were included in the fee table presentation then our total annual expenses would have been 9.61% - 9.79% (assuming investment of all of the proceeds of this offering in CLO equity investments).

In addition, CLO collateral managers may earn fees based on a percentage of the CLO’s equity cash flows after the CLO equity has earned an internal rate of return above a specified “hurdle” rate. Future CLO fees and expenses indirectly borne by us may be substantially higher because of these fees, which may fluctuate over time.

Example

The following example is furnished in response to the requirements of the SEC and illustrates the various costs and expenses that you would pay, directly or indirectly, on a $1,000 investment in shares of our common stock for the time periods indicated, assuming (1) combined offering expenses payable by us of 0.07%, (2) total annual expenses of 9.03% of net assets attributable to our common stock and (3) a 5% annual return*:

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$91	$261	$417	$756

*	The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown. The estimated incentive fee of 3.63% under the Investment Advisory Agreement, which assumes a 5.0% annual return, is included in the example. The example assumes that the estimated “other expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. Our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Other Expenses

The Adviser’s Investment Team, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We will bear all other costs and expenses of our operations and transactions, including, without limitation:

●	the cost of calculating our NAV (including the costs and expenses of any independent valuation firm or pricing service);

●	interest payable on debt, if any, incurred to finance our investments;

●	fees and expenses, including legal fees and expenses and travel expenses, incurred by the Adviser or payable to third parties in performing due diligence on prospective investments, monitoring our investments and, if necessary, enforcing our rights;

●	amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;

●	brokerage fees and commissions;

●	federal and state registration fees;

●	exchange listing fees;

●	federal, state and local taxes;

●	offerings or repurchases of our common stock and other securities;

●	management fees and incentive fees payable under the Investment Advisory Agreement;

●	distributions on our common stock and other securities;

●	administration fees payable to the Administrator under the Administration Agreement;

●	transfer agent and custody fees and expenses;

●	independent director fees and expenses;

●	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

●	costs of holding meetings of our stockholders;

●	litigation, indemnification and other non-recurring or extraordinary expenses;

●	fees and expenses associated with marketing and investor relations efforts;

●	dues, fees and charges of any trade association of which we are a member;

●	direct costs and expenses of administration and operation, including printing, mailing, telecommunications and staff, including fees payable in connection with outsourced administration functions;

●	fees and expenses associated with independent audits and outside legal costs;

●	fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

●	costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws; and

●	all other expenses reasonably incurred by us or the Administrator in connection with administering our business or incurred by the Administrator on our behalf, such as the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement.

FINANCIAL HIGHLIGHTS

The Company has not commenced operations as of the date of this prospectus. As a result, no financial performance is available. Additional information about the Company’s financial performance will be available in the Fund’s annual and semi-annual reports.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition, and results of operations could be materially adversely affected. In such case, our NAV and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Related to Our Investments

Our investments in CLO securities and other structured finance securities involve certain risks related to subordination, credit, market, payment, prepayment and liquidity risks.

Our investments consist primarily of CLO securities, and we may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit assets in the case of a CLO) that serve as collateral for the repayment of such securities. Structured finance investors bear the credit risk of the underlying collateral. CLOs are generally issued in multiple tranches, including senior, mezzanine, and subordinated/equity tranches, offering investors various maturity and credit risk characteristics according to their degree of risk. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches are generally protected at the risk and expense of more junior tranches. The focus of our investment strategy is expected to be on more junior debt and equity tranches of CLO capital structures and will be subject to greater risk as a result of such tranching and subordination.

CLO and other structured finance securities involve risks similar to other types of debt obligations, but those risks may be further increased due to the leveraged nature of these securities. For example, investments in subordinated structured securities, including equity and junior debt securities issued by CLOs, involve credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.

In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or principal payments in full or on a timely basis; (2) the collateral may decline in value or default; (3) our investments in CLO equity and mezzanine debt tranches are expected to be subordinate in right of payment to other senior classes of CLO debt and may be subject to deferral of interest payments during periods in which the CLO has inadequate cashflow to make all required payments in priority to the mezzanine CLO securities; and (4) the complex structure of the investments may result in disputes with the issuer, other investors or stakeholders or may result in unexpected investment results, particularly during periods of market stress or volatility. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs. In addition, CLO and other structured finance securities may be subject to prepayment risk. The performance of a CLO or other structured finance security may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying collateral, the structural insulation (including bankruptcy remoteness) of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral, and the capability of the servicer in maximizing the value of the securitized assets. There may also be risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. Investments in structured finance securities may also be subject to liquidity risk.

Investing in senior secured loans directly or indirectly through CLO securities involves particular risks related to performance, transfer restrictions, trading requirements and operational risks.

Investing in CLOs results in exposure to underlying senior secured loans, but we may also have such exposure directly or indirectly through other means from time to time. Such loans may become nonperforming or impaired for a variety of reasons and may require substantial workout negotiations or restructuring that may entail a substantial reduction in the interest rate and/or a substantial write down of the principal of the loan. Loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Trading delays may occur, and transfers often require the consent of an agent bank and/or the borrowers. Additional risks associated with senior secured loans include the fact that prepayments generally may occur at any time without premium or penalty.

The portfolios of certain CLOs in which we invest may contain middle market loans. Loans to middle market companies may carry more inherent risks than loans to larger, publicly traded entities. These companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Middle market companies typically have narrower product lines and smaller market shares than large companies in similar markets. Therefore, they tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results. The success of a middle market business may also depend on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on the obligor. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ (and may be better or worse) from broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans in any CLO in which we may invest. As a consequence of the foregoing factors, the securities issued by CLOs that primarily invest in middle market loans (or hold significant portions thereof) are generally considered to be a riskier investment than securities issued by CLOs that primarily invest in broadly syndicated loans.

Mezzanine CLO securities are subject to re-pricing.

If interest rates on investments similar to a CLO’s secured notes fall below the prevailing levels at the time of issuance of those secured notes, the holders of CLO equity may have the right to cause a re-pricing of one or more classes of the secured notes, which will result in the interest rate payable with respect to each re-priced class to be reduced. Any mezzanine CLO securities in which we invest that are re-priced will be redeemed if we elect not to participate in the re-pricing and may be at a time when other investments bearing the same rate of interest may be more difficult or expensive to acquire. A re-pricing may also result in a shorter investment than a holder of secured notes may have initially anticipated. Holders subject to a re-pricing may recognize taxable income to the extent of the excess of any distributions made on their secured notes during the taxable year in which the re-pricing occurs and may recognize short-term capital gain or loss if they sell, exchange, retire, or otherwise dispose of their notes within one year after the re-pricing, even if such gain or loss otherwise would have been long-term capital gain or loss.

Our exposure to covenant-lite loans creates increased risk of loss.

Covenant-lite loans are loans that possess few or no financial maintenance and reporting covenants intended to protect lenders. Covenant-lite loans may comprise a significant portion of the senior secured loans underlying the CLOs in which we invest. Over the past decade, the senior secured loans that are also covenant-lite loans have become a significant majority of the market. Covenant-lite loans are subject to the risks associated with investments in other types of loans, as discussed herein. Generally, covenant-lite loans allow the borrowers more freedom to operate because their covenants are incurrence-based, which means they are only tested, and therefore can only be breached, at the time of a proposed affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent that the CLOs that we invest in hold covenant-lite loans, our CLOs may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in loans with financial maintenance covenants.

Our investments in the primary CLO market involve certain risks related to the period of time during which the CLO acquires assets.

Between the pricing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations (primarily loans) for the CLO. During this period, which typically extends for approximately three to six months, the price and availability of these collateral obligations may be adversely affected by market factors, including price volatility, interest rate movements and the availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of distributions on the CLO equity securities and the timing and amount of interest or principal payments received by holders of the CLO debt securities and could result in early redemptions, which may cause CLO equity and debt investors to suffer losses on their investment.

Our portfolio of investments may lack diversification among CLO securities, which may subject us to a risk of significant loss if these correlated CLO securities experience a high level of defaults on collateral.

Our portfolio may be comprised of investments in a limited number of CLO securities. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code and the concentration limits generally applicable to CLOs, we will not have fixed guidelines for diversification or any limitations on our ability to invest in any one CLO, and our investments may be concentrated in relatively few CLO securities. As our portfolio may be less diversified than the portfolios of some larger funds, we are more susceptible to negative investment results if one or more of the CLOs in which we are invested experiences a high level of defaults on its collateral. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. We may also invest in multiple CLOs managed by the same CLO collateral manager, thereby increasing our risk of loss in the event the CLO collateral manager was to fail, experience the loss of key portfolio management employees or sell its business.

Failure to maintain diversification of underlying obligors across the CLOs in which we invest would make us more vulnerable to defaults.

Even if we maintain diversification across different CLO issuers, we may still be subject to concentration risk since CLO portfolios tend to have overlap across underlying obligors. This trend is generally exacerbated when demand for bank loans by CLO issuers outpaces supply. Market analysts have noted that the overlap of obligor names among CLO issuers has increased recently, and is particularly evident across CLOs originated at or around the same time, as well as with CLOs managed by the same asset manager. To the extent we invest in CLOs that have a high percentage of overlap, this may increase the relative concentration of underlying loans and the possibility of defaults on our CLO investments occurring at the same time.

Our portfolio is focused on CLO securities, and the CLO securities in which we invest may hold loans that are concentrated in a limited number of industries.

Our portfolio is focused primarily on securities issued by CLOs and related investments, and the CLOs in which we invest may hold loans that are concentrated in a relatively limited number of industries. As a result, a downturn in any particular industry in which our CLO investments are concentrated could significantly impact the aggregate returns we realize.

Certain collateral quality test failures in our CLO investments may result in diversion of CLO payments and harm our operating results.

Because we expect to hold CLO investments that are subordinated in the capital structure, we expect our investments to be impacted if the CLOs fail to maintain certain financial thresholds related to overcollateralization and/or interest coverage tests. CLO indentures typically do not allow full par credit for assets rated “CCC+” or lower (or their equivalent) in excess of applicable limits for purposes of calculating of the CLO’s overcollateralization tests. As a result, negative rating migration of underlying loans could cause a CLO to be out of compliance with its overcollateralization tests. In the event that a CLO fails these collateral quality tests or otherwise defaults, holders of CLO senior debt may be entitled to payments that would, in turn, reduce or terminate the payments we, as holder of equity and junior debt tranches, would otherwise be entitled to receive from periodic distributions. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results, NAV and cashflows.

Our investments in CLOs and other investment vehicles result in additional expenses to us.

We invest in CLO securities and may invest, to the extent permitted by law, in the securities and other instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of a CLO’s or any such investment vehicle’s expenses, including management and performance fees. In addition to the management and performance fees related to our investments in CLOs, we will also remain obligated to pay management and incentive fees to the Adviser with respect to the assets invested in the securities and other instruments of other investment vehicles, including CLOs. With respect to each of these investments, each holder of our common stock bears his or her share of the management and incentive fee of the Adviser as well as indirectly bearing the management and performance fees charged by the underlying advisor and other expenses of any investment vehicles in which we invest.

In the course of our investing activities, we will pay management and incentive fees to the Adviser and reimburse the Adviser for certain expenses it incurs. As a result, investors in our securities invest on a “gross” basis and receive distributions on a “net” basis after expenses, potentially resulting in a lower rate of return than an investor might achieve through direct investments.

Investors will bear indirectly the fees and expenses of the CLO equity securities in which we invest.

Investors will bear indirectly the fees and expenses (including management fees and other operating expenses) of the CLO equity securities in which we invest. CLO collateral manager fees are charged on the total assets of a CLO but are assumed to be paid from the residual cashflows after interest payments to the CLO senior debt tranches. Therefore, these CLO collateral manager fees (which generally range from 0.35% to 0.50% of a CLO’s total assets) are effectively much higher when allocated only to the CLO equity tranche. The calculation does not include any other operating expense ratios of the CLOs, as these amounts are not routinely reported to shareholders on a basis consistent with this methodology; however, we estimate that additional operating expenses of 0.04% to 0.07% of a CLO’s assets could be incurred. In addition, CLO collateral managers may earn fees based on a percentage of the CLO’s equity cashflows after the CLO equity has earned a positive internal rate of return of its capital and achieved a specified “hurdle” rate.

Our investments in CLO securities may be less transparent to us and our stockholders than direct investments in the collateral.

Investors in CLOs and other related investments generally have access to less information regarding the collateral held by such CLOs and other vehicles than investors directly holding the debt of the underlying obligors. As a result, our stockholders will not know the details of the collateral of the CLOs in which we invest and will not receive the reports issued by the CLOs. In addition, none of the information contained in certain periodic reports nor any other financial information furnished to us as an investor in a CLO is audited and reported upon, nor is an opinion expressed, by an independent public accountant.

CLO investments involve complex documentation and accounting considerations.

CLOs and other structured finance securities in which we intend to invest are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments and enforcement of rights or remedies may be more limited than in bilateral agreements between borrowers and lenders.

The accounting and tax implications of the CLO investments that we intend to make are complicated. In particular, reported earnings from CLO equity securities are recorded under U.S. generally accepted accounting principles, or “GAAP,” based upon an effective yield calculation. Current taxable earnings on certain of these investments, however, will generally not be determinable until after the end of the fiscal year of each individual CLO that ends within our fiscal year, even though the investments are generating cashflow throughout the fiscal year. The tax treatment of certain of these investments may result in higher distributable earnings in the early years and a capital loss at maturity, while for reporting purposes the totality of cashflows is reflected in a constant yield to maturity.

We are dependent on the collateral managers of the CLOs in which we invest, and those CLOs are generally not registered as investment companies under the 1940 Act.

We rely on CLO collateral managers to administer and review the portfolios of collateral they manage. Many CLO collateral managers are registered as investment advisers with the SEC, but may not be required to be so registered. The actions of the CLO collateral managers may significantly affect the return on our investments; however, we, as investors of the CLO, typically do not have any direct contractual relationship with the collateral managers of the CLOs in which we invest. The ability or obligation of each CLO collateral manager to identify and report on issues affecting its portfolio on a timely basis could also affect the return on our investments, as we may not be provided with information on a timely basis in order to take appropriate measures to manage our risks. We will also rely on CLO collateral managers to act in the best interests of a CLO it manages; however, such CLO collateral managers are subject to fiduciary duties owed to all classes of securities; therefore, there can be no assurance that the collateral managers will always act in the best interest of our investments. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs (e.g., acting with gross negligence, with reckless disregard or in bad faith) or not be required to act in the best interests of our investment, the overall performance of our investments could be adversely impacted. Furthermore, since the underlying CLO issuer often provides an indemnity to its CLO collateral manager, we may not be incentivized to pursue actions against the collateral manager since any such action, if successful, may ultimately be borne by the underlying CLO issuer and payable from its assets, which could create losses to us as investors in the CLO. In addition, liabilities incurred by the CLO collateral manger to third parties may be borne by us as investors in CLO equity to the extent the CLO is required to indemnify its collateral manager for such liabilities.

In addition, the CLOs in which we invest are generally not registered as investment companies under the 1940 Act. As investors in these CLOs, we are not afforded the protections that stockholders in an investment company registered under the 1940 Act would have.

The collateral managers of the CLOs in which we intend to invest may not continue to manage such CLOs.

Given that we intend to invest in CLO securities issued by CLOs that are managed by unaffiliated collateral managers, we are dependent on the skill and expertise of such managers. As discussed under “Business — Investment Process,” we believe the Adviser’s ability to analyze and vet potential CLO collateral managers differentiates our approach to investing in CLO securities. However, there is no guarantee that, for any CLO we invest in, the collateral manager in place when we invest in such CLO securities will continue to manage such CLO through the life of our investment. Collateral managers may be subject to removal or replacement by other holders of CLO securities without our consent, and may also voluntarily resign as collateral manager or assign their role as collateral manager to another entity. There can be no assurance that any removal, replacement, resignation or assignment of any particular CLO collateral manager’s role will not adversely affect the returns on the CLO securities in which we intend to invest.

Our investments in CLO securities may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.

Some or all of the CLOs in which we invest may constitute “passive foreign investment companies,” or “PFICs.” If we acquire interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFIC’s income for each tax year regardless of whether we receive any distributions from such PFIC. We must nonetheless distribute such income to maintain our status as a RIC. The Internal Revenue Service, or the “IRS”, issued final regulations that generally treat our income inclusion with respect to a PFIC with respect to which we have made a qualified electing fund, or “QEF,” election, as qualifying income for purposes of determining our ability to be subject to tax as a RIC if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies. As such, we may be restricted in our ability to make QEF elections with respect to our holdings in issuers that could be treated as PFICs in order to ensure our continued qualification as a RIC and/or maximize our after-tax return from these investments.

If we hold 10% or more of the interests treated as equity (by vote or value) for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or “CFC” (including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC status regardless of whether or not the CFC makes an actual distribution during such tax year. Applicable Treasury Regulations generally treat our income inclusion with respect to a CFC as qualifying income for purposes of determining our ability to be subject to tax as a RIC either if (i) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies.

If we are required to include amounts from CLO securities in income prior to receiving the cash distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forego new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

If a CLO in which we invest is treated as engaged in a U.S. trade or business for U.S. federal income tax purposes, such CLO could be subject to U.S. federal income tax on a net basis, which could affect our operating results and cash flows.

Each CLO in which we invest will generally operate pursuant to investment guidelines intended to ensure the CLO is not treated as engaged in a U.S. trade or business for U.S. federal income tax purposes. Each CLO will generally receive an opinion of counsel, subject to certain assumptions (including compliance with the investment guidelines) and limitations, that the CLO will not be engaged in a U.S. trade or business for U.S. federal income tax purposes. If a CLO fails to comply with the investment guidelines or the IRS otherwise successfully asserts that the CLO should be treated as engaged in a U.S. trade or business for U.S. federal income tax purposes, such CLO could be subject to U.S. federal income tax on a net basis, which could reduce the amount available to distribute to junior debt and equity holders in such CLO, including the Company.

If a CLO in which we invest fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cashflows.

The U.S. Foreign Account Tax Compliance Act provisions of the Code, or “FATCA,” imposes a withholding tax of 30% on U.S. source periodic payments, including interest and dividends to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amount available to distribute to junior debt and equity holders in such CLO, which could materially and adversely affect the fair value of the CLO’s securities, our operating results, and cashflows.

Increased competition in the market or a decrease in new CLO issuances may result in increased price volatility or a shortage of investment opportunities.

In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to make investments in CLO securities, even though the overall size of this market is relatively limited. While we cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to their risk. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

In addition, the volume of new CLO issuances and CLO refinancings varies over time as a result of a variety of factors, including changes in interest rates, regulatory changes and other market forces. As a result of increased competition and uncertainty regarding the volume of new CLO issuances and CLO refinancings, we can offer no assurances that we will deploy all of our capital in a timely manner or at all. Prospective investors should understand that we may compete with other investment vehicles, as well as investment and commercial banking firms, which have substantially greater resources, in terms of financial wherewithal and research staffs, than may be available to us.

We may be subject to risks associated with any wholly owned subsidiaries.

We may in the future invest indirectly through one or more wholly owned subsidiaries. A subsidiary includes entities that engage in investment activities in securities or other assets that are primarily controlled by us. We intend to comply with the provisions of Section 8 of the 1940 Act governing investment policies on an aggregate basis with any subsidiaries. We also intend to comply with the provisions of Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with any subsidiaries, including such that we will treat a subsidiary’s debt as our own for purposes of Section 18. Any subsidiary will comply with the provisions of the 1940 Act relating to affiliated transactions and custody. Any wholly owned subsidiary would not be separately registered under the 1940 Act and would not be subject to all the investor protections and substantive regulation of the 1940 Act, although any subsidiary will be managed pursuant to applicable our 1940 Act compliance policies and procedures. In addition, changes in the laws of the jurisdiction of formation of any wholly owned subsidiary could result in the inability of such subsidiary to operate as anticipated.

We and our investments are subject to interest rate risk.

Since we may incur leverage (including through preferred stock and/or debt securities) to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds.

In a rising interest rate environment, any leverage that we incur may bear a higher interest rate than our current leverage. There may not, however, be a corresponding increase in our investment income. Any reduction in the rate of return on new investments relative to the rate of return on our current investments, and any reduction in the rate of return on our current investments, could adversely impact our net investment income, reducing our ability to service the interest obligations on, and to repay the principal of, our indebtedness, as well as our capacity to pay distributions to our stockholders. See “— Interest Rate Floor Risk.”

The fair value of certain of our investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, our investments in senior secured loans through investments in junior debt and equity tranches of CLOs are sensitive to interest rate levels and volatility. For example, because CLO debt securities are floating rate securities, a reduction in interest rates would generally result in a reduction in the coupon payment and cashflow we receive on our CLO debt investments. Further, although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be a difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. In the event that our interest expense was to increase relative to income, or sufficient financing became unavailable, our return on investments and cash available for distribution to stockholders or to make other payments on our securities would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

Interest Rate Floor Risk. Because CLOs generally issue debt on a floating rate basis, an increase in the applicable interest rate index (which is generally expected to be term SOFR) will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have interest rate floors such that, when the applicable interest rate index is below the stated interest rate floor, the stated floor (rather than index rate itself) is used to determine the interest payable under the loans. Therefore, if the applicable interest rate index increases but stays below the average floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario could result in the CLO not having adequate cash to make interest or other payments on the securities which we hold.

Interest Index Risk. The CLO equity and debt securities in which we invest earn interest at, and CLOs in which we typically invest earn interest at, and obtain financing at, a floating rate, which has traditionally been based on LIBOR. After June 30, 2023, all tenors of LIBOR have either ceased to be published or, in the case of 1-month, 3-month and 6-month U.S. dollar LIBOR settings, are no longer being published on a representative basis. As a result, the relevant credit markets have transitioned away from LIBOR to other benchmarks. The primary replacement rate for U.S. dollar LIBOR for loans and CLO debt securities is the Secured Overnight Financing Rate (“SOFR”), which measures the cost of overnight borrowings through repurchase agreement transactions collateralized by U.S. Treasury securities. As of January 1, 2022, all new issue CLO securities utilize SOFR as the LIBOR replacement rate.

We will invest in CLOs issued prior to 2022 through the secondary market that may be in the process of transitioning their debt securities or underlying assets away from LIBOR. The ongoing transition away from LIBOR to alternative reference rates is complex and could have a material adverse effect on our business, financial condition and results of operations, including as a result of any changes in the pricing of our investments, changes to the documentation for certain of our investments and the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation or modifications to processes and systems. To the extent that the replacement rate utilized for senior secured loans held by a CLO differs from the rate utilized by the CLO itself, there is a basis risk between the two rates (e.g., SOFR, BSBY or other available rates, which could include the prime rate or the Federal funds rate). This means the CLO could experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the cash flows distributed to CLO equity investors as well as our net investment income and portfolio returns until such mismatch is corrected or minimized, which would be expected to occur to the extent that both the underlying senior secured loans and the CLO securities utilize the same rate.

As of the date hereof, certain legacy CLOs and senior secured loans have already transitioned to utilizing SOFR-based interest rates whereas not all CLO debt securities have transitioned to such replacement rate. In this period, the CLOs in which we invest may need to renegotiate underlying portfolio company credit agreements extending beyond the discontinuance of LIBOR.

Potential Effects of Alternative Reference Rates. At this time, it is not possible to predict the effect of the United Kingdom Financial Conduct Authority announcement or other regulatory changes or announcements, the establishment of SOFR, SONIA or any other alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, in the U.S., or elsewhere. If no replacement conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of CLO securities and the ability of the collateral manager to effectively mitigate interest rate risks. As such, the potential effect of any such event on our net investment income cannot yet be determined.

Basis Mismatch. Many underlying corporate borrowers can elect to pay interest based on 1-month term SOFR, 3-month term SOFR and/or other rates in respect of the loans held by CLOs in which we invest, in each case plus an applicable spread, whereas CLOs generally pay interest to holders of the CLO’s debt tranches based on 3-month term SOFR plus a spread. The 3-month term SOFR rate currently exceeds the 1-month term SOFR rate, which may result in many underlying corporate borrowers electing to pay interest based on the 1-month term SOFR rate, to the extent that they are entitled to so elect. This mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt securities negatively impacts the cash flows on a CLO’s equity tranche, which may in turn adversely affect our cash flows and results of operations. Unless spreads are adjusted to account for these mismatches, the negative impacts may worsen to the extent the difference between the 3-month term SOFR rate exceeds the 1-month term SOFR rate increases.

Changing Interest Rate Environment. Changes in interest rates (or the expectation of such changes) may adversely affect the CLO securities that we invest in or increase risks associated with such investments. In 2022 and 2023, the U.S. Federal Reserve increased certain interest rates as part of its efforts to combat rising inflation. The senior secured loans underlying the CLOs in which we invest typically have floating interest rates. Instruments with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which we invest. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs, and the timing of increases in rates on the CLO debt may occur more quickly than increases on the underlying loan collateral. Conversely, in a decreasing interest rate environment, these instruments will generally not increase in value and our investment in instruments with floating interest rates may prevent us from taking full advantage of decreasing interest rates in a timely manner. In addition, the income received from such instruments will likely be adversely affected by a decrease in interest rates. In addition, since many of the senior secured loans held by the CLOs have interest rate floors, if the applicable benchmark interest rate is below the applicable interest rate floor, there may not be corresponding increases in investment income, which could result in the CLO not having adequate cash to make interest or other payments on the securities which we hold.

Our investments are subject to credit risk.

If CLO securities that we invest in, an underlying loan owned by any such CLO, or any other credit investment in our portfolio declines in price or the obligor fails to pay principal, interest or other return when due because the issuer or debtor, as the case may be, experiences a decline in its financial performance or has other credit related issues, our income and NAV may be adversely impacted. With respect to our investments in CLO securities and secured credit investments, there can be no assurance that liquidation of collateral would satisfy the issuer’s or obligor’s debt obligation in the event of non-payment of scheduled dividend, interest, or principal, or that such collateral could be readily liquidated or liquidated for expected fair market value. In the event of bankruptcy of an issuer or obligor, we could experience delays or limitations with respect to our ability to realize the benefits of any collateral securing a CLO security or other credit investment. To the extent that the credit rating assigned to a security in our portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which we invest triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, typically at the discretion of senior investors, which could result in full loss of value to the CLO junior debt and equity investors. CLO equity tranches are structured to be the first tranche to suffer a loss, which may be a complete loss, in these circumstances.

Our investments are subject to prepayment risk.

Although the Adviser’s valuations and projections take into account certain expected levels of prepayments, the collateral of a CLO may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of macroeconomic and other factors beyond our control and consequently cannot be accurately predicted with certainty. Early prepayments give rise to increased reinvestment risk, as a CLO collateral manager might realize excess cash from prepayments earlier than expected. If a CLO collateral manager is permitted but unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and the fair value of our related CLO securities.

We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.

We may incur leverage through one or more special purpose vehicles, indebtedness for borrowed money, Derivative Transactions, issuance of preferred stock and debt securities, and other structures and instruments, in significant amounts and on terms that the Adviser and our board of directors deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses, and for other purposes. Such leverage may be secured or unsecured. Any such leverage is in addition to leverage embedded or inherent in the CLO structures or derivative instruments in which we may invest.

The more leverage we employ, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. For instance, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make distributions and other payments to our securityholders. Our expected use of leverage is generally considered to be a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.

As a registered closed-end management investment company, we will generally be required to meet certain asset coverage requirements, as defined under the 1940 Act, with respect to any senior securities. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness, plus the aggregate liquidation preference of any outstanding shares of preferred stock.

If our asset coverage declines below 300% (or 200%, as applicable), we would not be able to declare dividends, incur additional debt or issue additional preferred stock, and could be required by law to sell a portion of our investments to repay some debt or redeem shares of preferred stock when it is disadvantageous to do so, which could have a material adverse effect on our operations. As such, we might not be able to make certain distributions or pay dividends of an amount necessary to continue to be subject to tax as a RIC. The amount of leverage that we employ will depend on the Adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our ability to be subject to tax as a RIC under Subchapter M of the Code.

The following table is furnished in response to the requirements of the SEC and illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Our Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder(1)	-16.65%	-9.80%	-2.95%	3.89%	10.74%

(1)	Assumes that we incur leverage in an amount equal to 27.0% of our total assets (as determined immediately after the leverage is incurred) and that we issue 4,000,000 shares of common stock in this offering at a public offering price of $20.00 per share (which price is above our NAV per share of common stock as of the date of this prospectus due to dilution).

Based on our assumed leverage described above, our investment portfolio would have been required to experience an annual return of at least 2.19% to cover interest payments on our assumed indebtedness.

Our investments may be highly subordinated and subject to leveraged securities risk.

Our portfolio includes equity investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (with CLO equity securities typically being leveraged nine to 13 times), and therefore the equity tranches in which we intend to invest will be subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. We generally have the right to receive payments only from the CLOs, and generally will not have direct rights against the underlying borrowers, the collateral manager or any other entity that sponsored the CLO. While the CLOs we target generally enable an equity investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, we will generally pay a share (with the other holders of the CLO equity) of the CLO’s administrative, management, and other expenses if we make a CLO equity investment. In addition, we may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing our overall exposure and capital at risk to such CLO, potentially at a time or in circumstances in which the CLO is under increased economic stress. The fair market value of loans and credit assets held by CLOs may rise or fall (and the prices of the CLO securities may also rise or fall) based on the broader political and economic events that affect issuers of securities, obligors and the capital markets generally. The interests we intend to acquire in CLOs will likely be thinly traded or have only a limited trading market. CLO securities are typically privately offered and sold, even in the secondary market. As a result, investments in CLO equity securities are and are expected to remain illiquid.

We and our investments are subject to risks associated with investing in high-yield debt and unrated or “junk” bonds.

We invest primarily in securities that are not rated by a national securities rating service. The primary assets underlying our CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans and high yield bonds. CLOs generally invest in lower-rated debt instruments that are typically rated below Baa/BBB by Moody’s, S&P, Fitch or other rating agencies. In addition, we may obtain direct exposure to similar financial assets or instruments. Securities that are not rated or are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are sometimes referred to as “high yield” debt or “junk” bonds. High-yield debt securities generally have greater credit and liquidity risk than investment grade obligations. High-yield debt securities and loans may include unsecured obligations or may be subordinated to certain other secured obligations of the issuer or obligor. The lower rating of high-yield debt securities and below-investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of principal or interest.

The CLO equity securities that we hold and intend to acquire are typically unrated and are therefore considered speculative with respect to timely payment of interest and repayment of principal. The collateral of underlying CLOs is also typically higher-yield, sub-investment grade investments. Investing in CLO equity securities and other high-yield investments involves greater credit and liquidity risk than investing in investment grade obligations, which may adversely impact our performance.

A portion of the loans held by CLOs in which we invest may consist of second lien loans. Second lien loans are secured by liens on the collateral securing the loan that are subordinated to the liens of at least one other class of obligations of the related obligor. Thus, the ability of the CLO issuer to exercise remedies after a second lien loan becomes a defaulted obligation is subordinated to, and limited by, the rights of the senior creditors holding such other classes of obligations. In many circumstances, the CLO issuer may be prevented from foreclosing on the collateral securing a second lien loan until the related first lien loan is paid in full. Moreover, any amounts that might be realized as a result of collection efforts or in connection with a bankruptcy or insolvency proceeding involving a second lien loan must generally be turned over to the first lien secured lender until the first lien secured lender has realized the full value of its own claims. In addition, certain of the second lien loans may contain provisions requiring the CLO issuer’s interest in the collateral to be released in certain circumstances. These lien and payment obligation subordination provisions may materially and adversely affect the ability of the CLO issuer to realize value from second lien loans and adversely affect the fair value of and income from our investment in the CLO’s securities.

An economic downturn or an increase in interest rates could severely disrupt the market for high-yield debt securities and loans and adversely affect the value of such outstanding securities and the ability of the issuers thereof to repay principal and interest.

Issuers of high-yield debt securities and loans may be highly leveraged and may not have available to them more traditional methods of financing. The risk associated with acquiring (directly or indirectly) the securities and obligations of such issuers and obligors generally is greater than is the case with highly rated securities and loans. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield debt securities and loans may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, timely service of debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield debt securities and loans because such securities and loans may be unsecured and may be subordinated to obligations owed to other creditors of the issuer of such securities. In addition, the CLO issuer may incur additional expenses to the extent it (or any investment manager) is required to seek recovery upon a default on a high yield bond (or any other debt obligation) or participate in the restructuring of such obligation.

Credit ratings are not indicative of asset quality.

Credit ratings of obligations, including mezzanine CLO securities, represent the rating agencies’ opinions regarding the credit quality of those obligations and are not a guarantee of quality. A credit rating is not a recommendation to buy, sell or hold assets and may be subject to revision or withdrawal at any time by the assigning rating agency. To the extent a CLO issuer does not comply with its covenants to provide certain information to enable the relevant rating agencies to comply with their regulatory obligations (including under Rule 17g-5 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), the ratings on mezzanine CLO securities may be reduced or withdrawn. In the event that a rating assigned to any assets or mezzanine CLO securities are lowered or withdrawn for any reason, no party is obligated to provide any additional support or credit enhancement with respect to those investments. Rating agencies attempt to evaluate the anticipated payments of interest and principal and do not evaluate the risks of fluctuations in market value; therefore, ratings are not intended to fully reflect all of the risks of a rated investment. Reductions or withdrawals of ratings may occur for many reasons and may affect numerous assets at a single time or within a short period of time, with material adverse effects on both underlying assets and mezzanine CLO securities. It is possible that many credit ratings of obligations held by CLOs will be subject to significant or severe adjustments downward as a result of circumstances and events outside of our control.

We are subject to risks associated with loan assignments and participations.

We, or the CLOs in which we invest, may acquire interests in loans either directly (by way of assignment, or “Assignments”) or indirectly (by way of a participation interest, or “Participations”). The purchase by Assignment of a loan obligation typically results in the assignee succeeding to all the rights and obligations of the assignor with the assignee becoming a lender under the loan or credit agreement with respect to the debt obligation. In contrast, Participations acquired by us or the CLOs in which we invest represent ownership of a portion of a debt obligation that remains held and owned by the lender (the “Selling Institution”), which typically results in a contractual relationship only with such Selling Institution, and not with the underlying obligor. We or the CLOs in which we invest would have the right to receive payments of principal, interest, and any fees to which we (or the CLOs in which we invest) are entitled under the Participation only from the Selling Institution and only upon receipt by the Selling Institution of such payments from the obligor. In purchasing a Participation, we or the CLOs in which we invest generally will have no right to enforce compliance by the obligor with the terms of the loan or credit agreement or other instrument evidencing such debt obligation, nor any right to pursue remedies, such as rights of setoff against the obligor, and we or the CLOs in which we invest may not directly benefit from the collateral supporting the debt obligation related to the Participation. As a result, we or the CLOs in which we invest, as applicable, would assume the credit risk of both the obligor and the Selling Institution. In the event of the insolvency of the Selling Institution, we or the CLOs in which we invest, as applicable, may be treated as a general creditor of the Selling Institution in respect of the Participation and may not benefit from any setoff or other remedies that the Selling Institution may be able to exercise against the obligor.

The holder of a Participation may not have the right to vote to waive enforcement of any default by an obligor. Selling Institutions commonly reserve the right to administer the debt obligations sold by them as they see fit and to amend the documentation evidencing such debt obligations in all respects. However, most participation agreements with respect to senior secured loans provide that the Selling Institution may not vote in favor of any amendment, modification or waiver that (1) forgives principal, interest, or fees, (2) reduces principal, interest, or fees that are payable, (3) postpones any payment of principal (whether a scheduled payment or a mandatory prepayment), interest, or fees or (4) releases any material guarantee or security in each case without the consent of the participant (or at least to the extent the participant would be affected by any such amendment, modification, or waiver).

A Selling Institution voting in connection with a potential waiver of a default by an obligor may have interests different from ours (or the CLOs in which we invest), and the Selling Institution might not consider our interests in connection with its vote. In addition, many participation agreements with respect to senior secured loans that provide voting rights to the participant further provide that, if the participant does not vote in favor of amendments, modifications, or waivers, the Selling Institution may repurchase the Participation at par.

The lack of liquidity in our investments may adversely affect our business.

High-yield investments, including subordinated CLO securities and other collateral held by CLOs in which we invest generally have limited liquidity. As a result, prices of those assets have at times experienced significant and rapid decline when a substantial number of holders (or a few holders of a significantly large “block” of the securities or assets) have sought to sell significant positions. In addition, we (or the CLOs in which we invest) may have difficulty disposing of certain high-yield investments because there may be a thin (or no) trading market for such securities. To the extent that a secondary trading market for non-investment grade high-yield investments does exist, it would not be as liquid as the secondary market for highly rated investments. Reduced secondary market liquidity would have an adverse impact on the fair value of the securities and on our direct or indirect ability to dispose of particular securities in response to a specific economic event, such as deterioration in the creditworthiness of the issuer of such securities.

As secondary market trading volumes increase, new loans frequently contain standardized documentation to facilitate loan trading that may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because holders of such loans are offered confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not purchased or sold as easily as publicly traded securities are purchased or sold. Although a secondary market may exist, risks similar to those described above in connection with an investment in high-yield debt investments are also applicable to investments in lower rated loans.

The securities issued by CLOs generally offer less liquidity than other investment grade or high-yield corporate debt and are subject to certain transfer restrictions that impose certain financial and other eligibility requirements on prospective transferees. Other investments that we may purchase in privately negotiated transactions may also be illiquid or subject to legal and contractual restrictions on transfer. As a result of this illiquidity, our ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions, and our ability to receive a fair price when selling such investments, may be limited, which could prevent us from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer significant (possibly total) losses of value in these circumstances.

We are subject to risks associated with defaults on and the restructuring of underlying assets held by a CLO, including reductions in interest rates and write-downs of outstanding principal.

A default and any resulting loss as well as other losses on an underlying asset held by a CLO may reduce the fair value of our corresponding CLO investment. A wide range of factors could adversely affect the ability of the borrower of an underlying asset to make interest or other payments on that asset. To the extent that actual defaults and losses on the collateral of an investment exceed the level of defaults and losses factored into its purchase price, the value of the anticipated return from the investment to the CLO will be reduced. The more deeply subordinated the tranche of CLO securities in which we invest, the greater the risk of loss upon a default. For example, CLO equity is the most subordinated tranche within a CLO and is therefore subject to the greatest risk of loss resulting from defaults on the CLO’s collateral, whether due to bankruptcy or otherwise. Any defaults and losses in excess of expected default rates and loss model inputs will be expected to have a negative impact on the fair value of our investments, will reduce the cashflows that we receive from our investments and adversely affect the fair value of our assets, and could adversely impact our ability to pay dividends. Furthermore, the holders of the equity and junior debt tranches of a CLO typically have limited rights with respect to decisions made regarding collateral following an event of default. In some cases, the most senior class of notes can elect to liquidate the collateral even if the expected proceeds are not expected to be able to pay in full all classes of notes. We could experience a complete loss of our investment in such a scenario.

In addition, the collateral of CLOs may require substantial workout negotiations or restructuring in the event of a default or liquidation. Any such workout or restructuring could be expected to lead to a substantial reduction in the interest rate of such asset and/or a substantial write-down or write-off of all or a portion the principal of such asset. Any such reduction in interest rates or write-downs or write-offs of principal will negatively affect the fair value of our portfolio. The resolution of a workout or restructuring may take substantial time to negotiate and implement and may result in delays in payments expected on CLO securities during a period in which an event of default continues.

We are subject to risks associated with CLO warehouse facilities that may be similar to or in addition to the risks associated with investments in CLO securities.

We may invest capital in loan accumulation facilities, which are short- to medium-term facilities (also referred to as “CLO warehouses”) often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in CLO warehouses have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility (often four to six times the equity investment) and as such, the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the CLO warehouse vehicle may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses, and other risks similar to other CLO securities investments. Furthermore, as an equity investor in CLO warehouses, we likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event we do have any consent rights, they will be limited.

We are subject to risks associated with the bankruptcy or insolvency of an issuer of securities or borrower on a loan that we hold or of an underlying asset held by a CLO in which we invest.

In the event of a bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO or other vehicle in which we invest, a court or other governmental entity may determine that our claims or those of the relevant CLO are not valid or not entitled to the priority treatment or security interest we expected when making our initial investment decision.

Various laws enacted for the protection of debtors may apply to the underlying assets in our investment portfolio. The information in this and the following paragraph represents a brief summary of certain points only, is not intended to be an extensive summary of the relevant issues and is applicable with respect to U.S. issuers and borrowers only. The following is not intended to be a summary of all relevant risks. Similar avoidance provisions to those described below are sometimes available with respect to non-U.S. issuers or borrowers, but there is no assurance that this will be the case which may result in a much greater risk of partial or total loss of value in that underlying asset.

If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer or borrower of underlying assets, such as a trustee in bankruptcy, were to find that such issuer or borrower did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such underlying assets and, after giving effect to such indebtedness, the issuer or borrower (1) was insolvent; (2) was engaged in a business for which the remaining assets of such issuer or borrower constituted unreasonably small capital; or (3) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could decide to invalidate, in whole or in part, the indebtedness constituting the underlying assets as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of the issuer or borrower or to recover amounts previously paid by the issuer or borrower in satisfaction of such indebtedness. In addition, in the event of the insolvency of an issuer or borrower of underlying assets, payments made on such underlying assets could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under U.S. Federal bankruptcy law or even longer under state laws) before insolvency.

Our underlying assets may be subject to various laws for the protection of debtors in other jurisdictions, including the jurisdiction of incorporation of the issuer or borrower of such underlying assets and, if different, the jurisdiction from which it conducts business and in which it holds assets, any of which may adversely affect such issuer’s or borrower’s ability to make, or a creditor’s ability to enforce, payment in full, on a timely basis or at all. These insolvency considerations will differ depending on the jurisdiction in which an issuer or borrower or the related underlying assets are located and may differ depending on the legal status of the issuer or borrower.

We may be exposed to credit and operational risks of transaction counterparties.

We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on the obligations represented by investments and result in significant losses. Counterparties broadly encompass all parties in which we enter into transactions, including borrowers, obligors, Selling Institutions, issuers and swap counterparties in respect of synthetic securities and Derivatives Transactions.

We may hold investments (including synthetic securities) that would expose us to the credit risk of our counterparties or the counterparties of the CLOs in which it invests. In the event of a bankruptcy or insolvency of such a counterparty, we or a CLO in which such an investment is held could suffer significant losses, including the loss of that part of our or the CLO’s portfolio financed or structured through such a transaction.

We are subject to risks associated with any hedging or Derivative Transactions in which we participate.

We may in the future purchase and sell a variety of derivative instruments. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit and/or other risks or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. Derivative Transactions may be volatile and involve various risks different from, and in certain cases, greater than the risks presented by other instruments that are consistent with our investment objectives. The primary risks related to Derivative Transactions include counterparty, correlation, illiquidity, leverage, volatility, and OTC trading risks. A small investment in derivatives could have a large potential impact on our performance, creating a form of investment leverage in our portfolio. In certain types of Derivative Transactions, we could lose the entire amount of our investment. In other types of Derivative Transactions, the potential loss is theoretically unlimited.

The following is a more detailed discussion of primary risk considerations related to the use of Derivative Transactions that investors should understand before investing in shares of our common stock.

Counterparty risk. Counterparty risk is the risk that a counterparty in a Derivative Transaction will be unable or unwilling to honor its financial obligation to us, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. Certain participants in the derivatives market, including larger financial institutions, have experienced significant financial hardship and deteriorating credit conditions. If our counterparty to a Derivative Transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may increase substantially. If a counterparty becomes bankrupt, we may experience significant delays in obtaining recovery (if at all) under the derivative contract in bankruptcy or other reorganization proceeding; if our claim is unsecured, we will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. We may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives, since, generally, a clearing organization becomes substituted for each counterparty to a cleared derivative and, in effect, guarantees the parties’ performance under the contract, as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to us.

Correlation risk. When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent us from achieving the intended hedging effect or expose us to the risk of loss. The imperfect correlation between the value of a derivative and our underlying assets may result in losses on the Derivative Transaction that are greater than the gain in the value of the underlying assets in our portfolio. We may not hedge against a particular risk because the Adviser does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge, or because it does not foresee the occurrence of the risk. These factors may have a significant negative effect on the fair value of our assets and the market value of shares of our common stock.

Liquidity risk. Derivative Transactions, especially when traded in large amounts, may not be liquid in all circumstances, so in volatile markets we may not be able to close out a position without incurring a loss. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be impacted by various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which we may conduct transactions in derivative instruments may prevent prompt liquidation of positions, subjecting us to the potential for, greater losses.

Leverage risk. Trading in Derivative Transactions can result in significant leverage and risk of loss. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses we experience and could cause our NAV to be subject to wider fluctuations than would be the case if we did not use the leverage feature in derivative instruments.

Volatility risk. The prices of many derivative instruments, including many options and swaps, are highly volatile. Price movements of options contracts and payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of options and swap agreements also depends upon the price of the securities or currencies underlying them.

OTC trading. Derivative Transactions that may be purchased or sold may include instruments not traded on an organized market. The risk of non-performance by the counterparty to such Derivative Transaction may be greater and the ease with which we can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange traded instrument. In addition, significant disparities may exist between “bid” and “ask” prices for certain derivative instruments that are not traded on an exchange. Such instruments are often valued subjectively and may result in mispricings or improper valuations. Improper valuations can result in increased cash payment requirements to counterparties, or a loss of value, or both. In contrast, cleared derivative transactions benefit from daily marked-to-market pricing and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections; however, certain uncleared derivative transactions are subject to minimum margin requirements which may require us and our counterparties to exchange collateral based on daily mark-to-market pricing. OTC trading generally exposes us to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, causing us to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where we have concentrated our transactions with a single or small group of counterparties.

We may be subject to risks associated with investments in other investment companies.

We may invest in securities of other investment companies, subject to statutory limitations prescribed by the 1940 Act. These limitations include, in certain circumstances, a prohibition against our acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of our total assets in securities of any one investment company or more than 10% of our total assets in securities of all investment companies. We may invest in other investment companies in excess of these limits in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part could affect or otherwise impose certain limits on the investments and operations of the underlying investment company (including such investment company’s ability to invest in other investment companies and private funds, which includes certain structured finance vehicles).

We will indirectly bear our proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses that we regularly bear. We may only invest in other investment companies to the extent that the asset class exposure in such investment companies is consistent with the permissible asset class exposure for us had we invested directly in securities, and the portfolios of such investment companies are subject to similar risks as we are.

We and our investments are subject to prepayment or reinvestment risk.

As part of the ordinary management of its portfolio, a CLO will typically generate cash from asset repayments and sales and reinvest those proceeds in substitute assets, subject to compliance with its investment tests and certain other conditions. The earnings with respect to such substitute assets will depend on the quality of reinvestment opportunities available at the time. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired (for example, during periods of loan compression or need to satisfy the CLO’s covenants), or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cashflow that the CLO collateral manager is able to achieve. The investment tests may incentivize a CLO collateral manager to cause the CLO to buy riskier assets than it otherwise would, which could result in additional losses. These factors could reduce our return on investment and may have a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. In addition, in most CLO transactions, CLO debt investors are subject to the risk that the holders of a majority of the equity tranche will direct a call of a CLO, causing such CLO’s outstanding CLO debt securities to be repaid at par earlier than expected and result in a return of capital to us. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the called CLO.

We and our investments are subject to risks associated with non-U.S. investing.

While we invest primarily in CLOs that hold underlying assets of U.S. issuers and obligors, these CLO issuers are often organized outside the United States, and we may also invest in CLOs that hold collateral that are non-U.S. assets.

Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, expropriation, imposition of foreign taxes, less liquid markets, less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers, and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations, and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditors’ rights in foreign jurisdictions.

In addition, international trade tensions may arise from time to time, which could result in trade tariffs, embargoes, or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, supply chain disruptions, an oversupply of certain manufactured goods, substantial price reductions of goods, and possible failure of individual companies or industries, which could have a negative impact on the value of the CLO securities that we hold.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in periods when our assets are uninvested. Our inability to make intended investments due to settlement problems or the risk of intermediary counterparty failures could cause us to miss investment opportunities. The inability to dispose of an investment due to settlement problems could result either in losses due to subsequent declines in the value of such investment or, if we have entered into a contract to sell the security, could result in possible liability to the purchaser. Transaction costs of buying and selling foreign securities also are generally higher than those involved in domestic transactions. Furthermore, foreign financial markets have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.

The economies of individual non-U.S. countries may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, volatility of currency exchange rates, depreciation, capital reinvestment, resources self-sufficiency, and balance of payments position.

Currency Risk. Any of our investments that are denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. Although we will consider hedging any non-U.S. dollar exposures back to U.S. dollars, an increase in the value of the U.S. dollar compared to other currencies in which we make investments would otherwise reduce the effect of increases and magnify the effect of decreases in the prices of our non-U.S. dollar denominated investments in their local markets. Fluctuations in currency exchange rates will similarly affect the U.S. dollar equivalent of any interest, dividends, or other payments made that are denominated in a currency other than U.S. dollars.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.

As a registered closed-end management investment company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by the Adviser, the valuation designee for our board of directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of an issuer’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution or to make payments on our other obligations in future periods.

If our distributions exceed our taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to our common stockholders. A return of capital distribution will generally not be taxable to our stockholders. However, a return of capital distribution will reduce a stockholder’s cost basis in shares of our common stock on which the distribution was received, thereby potentially resulting in a higher reported capital gain or lower reported capital loss when those shares of our common stock are sold or otherwise disposed of.

A portion of our income and fees may not be qualifying income for purposes of the income source requirement.

Some of the income and fees that we may recognize will not satisfy the qualifying income requirement applicable to RICs. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such requirement, we may need to recognize such income and fees indirectly through one or more entities classified as corporations for U.S. federal income tax purposes. Such corporations will be subject to U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Risks Relating to an Investment in Our Securities

Common stock of closed-end management investment companies frequently trades at discounts to their respective NAVs, and we cannot assure you that the market price of our common stock will not decline below our NAV per share.

Common stock of closed-end management investment companies frequently trades at discounts to their respective NAVs and our common stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our NAV per share. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell common stock purchased in an offering soon after such offering. In addition, if our common stock trades below our NAV per share, we will generally not be able to sell additional common stock to the public at market price except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of the holders of our common stock, (3) upon the conversion of a convertible security in accordance with its terms, or (4) under such circumstances as the SEC may permit. See “Description of Our Capital Stock — Repurchase of Shares and Other Discount Measures.”

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market after this offering may be higher or lower than the price you paid to purchase shares of our common stock, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

●	price and volume fluctuations in the overall stock market from time to time;

●	investor demand for shares of our common stock;

●	significant volatility in the market price and trading volume of securities of registered closed-end management investment companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

●	changes in regulatory policies or tax guidelines with respect to RICs or registered closed-end management investment companies;

●	failure to qualify as a RIC, or the loss of RIC status;

●	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

●	changes, or perceived changes, in the value of our portfolio investments;

●	departures of any members of the Investment Team;

●	operating performance of companies comparable to us; or

●	general economic conditions and trends and other external factors.

We and the Adviser could be the target of litigation.

We and the Adviser could become the target of securities class action litigation or other similar claims if our stock price fluctuates significantly or for other reasons. The outcome of any such proceedings could materially adversely affect our business, financial condition, and/or operating results and could continue without resolution for long periods of time. Any litigation or other similar claims could consume substantial amounts of our management’s time and attention, and that time and attention and the devotion of associated resources could, at times, be disproportionate to the amounts at stake. Litigation and other claims are subject to inherent uncertainties, and a material adverse impact on our financial statements could occur for the period in which the effect of an unfavorable final outcome in litigation or other similar claims becomes probable and reasonably estimable. In addition, we could incur expenses associated with defending ourselves against litigation and other similar claims, and these expenses could be material to our earnings in future periods.

Sales in the public market of substantial amounts of our common stock may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, including by selling stockholders, or the availability of such common stock for sale, whether or not actually sold, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so. For a discussion of the adverse effect that the concentration of beneficial ownership may have on the market price of our common stock, see “— Risks Related to Our Business and Structure — Significant stockholders may control the outcome of matters submitted to our stockholders or adversely impact the market price of our securities.”

Our stockholders will experience dilution in their ownership percentage if they do not participate in our DRIP.

All distributions declared in cash payable to stockholders that are participants in our DRIP are automatically reinvested in shares of our common stock. As a result, our stockholders that do not participate in our DRIP will experience dilution in their ownership percentage of our common stock over time.

Legislative or regulatory tax changes could adversely affect investors.

At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. The Biden Administration has announced a number of tax law proposals, including American Families Plan and Made in America Tax Plan, which include increases in the corporate and individual tax rates, and impose a minimum tax on book income and profits of certain multinational corporations. Any new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or our shareholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our shares or the value or the resale potential of our investments.

Risks Relating to Our Business and Structure

We have no prior operating history as a closed-end investment company.

We are a newly organized, externally managed, non-diversified, closed-end management investment company with no prior operating history. As a result, we do not have significant financial information on which you can evaluate an investment in us. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of your investment could decline substantially or become worthless. We currently anticipate that it will take approximately three to six months to invest substantially all of the net proceeds of this offering in our targeted investments, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less, which we expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments.

Our investment portfolio is recorded at fair value, with the Adviser having final responsibility determining, in accordance with the 1940 Act, the fair value of our investments. As a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by the Adviser in accordance with its written valuation policy. Typically, there is no public market for the type of investments we target. As a result, we value these securities at least quarterly based on relevant information compiled by the Adviser and third-party pricing services (when available), and with oversight conducted by our board of directors.

The determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio, is to a certain degree subjective and dependent on a valuation process approved by our Adviser and overseen by our board of directors. Certain factors that may be considered in determining the fair value of our investments include non-binding indicative bids and the number of trades (and the size and timing of each trade) in an investment. Valuation of certain investments is also based, in part, upon third-party valuation models that take into account various market inputs. Investors should be aware that the models, information, and/or underlying assumptions utilized by the Adviser will not always allow us to correctly capture the fair value of an asset. Because such valuations, and particularly valuations of securities that are not publicly traded like those we expect to hold, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The Adviser’s determinations of fair value may differ materially from the values that would have been used if an active public market for these securities existed. The Adviser’s determinations of the fair value of our investments has a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments, and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we may ultimately realize on one or more of our investments. See “Conflicts of Interest — Valuation.”

Our financial condition and results of operations depend on the Adviser’s ability to effectively manage and deploy capital.

Our ability to achieve our investment objectives will depend on the Adviser’s ability to effectively manage and deploy capital, which will depend, in turn, on the Adviser’s ability to identify, evaluate, and monitor, and our ability to acquire, investments that meet our investment criteria.

Accomplishing our investment objectives on a cost-effective basis will largely be a function of the Adviser’s handling of the investment process, its ability to provide competent, attentive, and efficient services and our access to investments offering acceptable terms, either in the primary or secondary markets. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations, and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short- and long-term funding alternatives in the financial markets, and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, it could adversely impact our ability to pay distributions. In addition, because the trading methods employed by the Adviser on our behalf are proprietary, stockholders will not be able to determine details of such methods or whether they are being followed.

We are reliant on Sound Point Meridian Management continuing to serve as the Adviser.

The Adviser manages our investments. Consequently, our success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel, in particular, Stephen J. Ketchum and Ujjaval Desai. Incapacity of Stephen J. Ketchum and/or Ujjaval Desai could have a material and adverse effect on our performance. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as our investment adviser.

The Adviser, the Administrator, and the Transfer Agent each has the right to resign on 90 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Adviser has the right, under the Investment Advisory Agreement, the Administrator has the right, under the Administration Agreement, and SS&C ALPS has the right, under the Services Agreement to resign at any time upon 90 days’ written notice, whether we have found a replacement or not. If the Adviser, the Administrator, or the Transfer Agent resigns, we may not be able to find a new investment adviser or hire internal management, or find a new administrator, or find a new Transfer Agent, as the case may be, with similar expertise and ability to provide the same or equivalent services on acceptable terms within 90 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business, and results of operations, as well as our ability to make distributions to our stockholders and other payments to securityholders, are likely to be adversely affected, and the market price of our securities may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser, the Administrator, the Transfer Agent, and their affiliates. Even if we are able to retain comparable management and administration, whether internal or external, the integration of such management and their lack of familiarity with our investment objectives and operations would likely result in additional costs and time delays that may adversely affect our financial condition, business, and results of operations.

Our success will depend on the ability of the Adviser to attract and retain qualified personnel in a competitive environment.

Our growth will require that the Adviser attract and retain new investment and administrative personnel in a competitive market. The Adviser’s ability to attract and retain personnel with the requisite credentials, experience, and skills will depend on several factors, including its ability to offer competitive compensation, benefits, and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds, mezzanine funds, and business development companies) and traditional financial services companies with which the Adviser will compete for experienced personnel, have greater resources than the Adviser has.

There are significant actual and potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, and the Adviser and its officers and employees, including the Investment Team, have several conflicts of interest as a result of the other activities in which they engage. For example, members of the Investment Team may be engaged in other business activities which divert their time and attention. The professional staff of the Adviser will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients, and engage in other business ventures in which we have no interest. As a result of these separate business activities, the Adviser may have conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures. See “Conflicts of Interest.”

Our incentive fee structure may incentivize the Adviser to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from de-levering when it would otherwise be appropriate to do so.

The incentive fee payable by us to the Adviser may create an incentive for the Adviser to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The incentive fee payable to the Adviser is based on our Pre-Incentive Fee Net Investment Income, as calculated in accordance with our Investment Advisory Agreement. This may encourage the Adviser to use leverage to increase the return on our investments, even when it may not be appropriate to do so, and to refrain from de-levering when it would otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our securities. See “— Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”

A general increase in interest rates may have the effect of making it easier for the Adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.

Given the structure of our Investment Advisory Agreement, any general increase in interest rates will likely have the effect of making it easier for the Adviser to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Adviser. This risk is more acute in a rising interest rate environment. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the Adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in the Adviser’s income incentive fee resulting from such a general increase in interest rates.

We may be obligated to pay the Adviser incentive compensation even if we incur a loss or with respect to investment income that we have accrued but not received.

The Adviser is entitled to incentive compensation for each fiscal quarter based, in part, on our Pre-Incentive Fee Net Investment Income, if any, for the immediately preceding calendar quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our NAV, decreases in our NAV make it easier to achieve the performance threshold. Our Pre-Incentive Fee Net Investment Income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. In addition, we accrue an incentive fee on accrued income that we have not yet received in cash. However, the portion of the incentive fee that is attributable to such income will be paid to the Adviser, without interest, only if and to the extent we actually receive such income in cash.

The Adviser’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify the Adviser against certain liabilities, which may lead the Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, the Adviser does not assume any responsibility to us other than to render the services called for under the agreement, and it is not responsible for any action of our board of directors in following or declining to follow the Adviser’s advice or recommendations. The Adviser maintains a contractual and fiduciary relationship with us. Under the terms of the Investment Advisory Agreement, the Adviser, its officers, managers, members, agents, employees, and other affiliates are not liable to us for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify the Adviser and each of its officers, managers, members, agents, employees, and other affiliates from and against all damages, liabilities, costs, and expenses (including reasonable legal fees and other amounts reasonably paid in settlement) incurred by such persons arising out of or based on performance by the Adviser of its obligations under the Investment Advisory Agreement, except where attributable to willful misfeasance, bad faith, gross negligence, or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. These protections may lead the Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

The Adviser may not be able to achieve the same or similar returns as those achieved by other portfolios managed by the Investment Team.

Although the Investment Team manages other investment portfolios, including accounts using investment objectives, investment strategies, and investment policies similar to ours, we cannot assure you that we will be able to achieve the results realized by any other vehicles managed by the Investment Team.

We may experience fluctuations in our NAV and quarterly operating results.

We could experience fluctuations in our NAV from month to month and in our quarterly operating results due to a number of factors, including the timing of distributions to our stockholders, fluctuations in the value of the CLO securities that we hold, our ability or inability to make investments that meet our investment criteria, the interest and other income earned on our investments, the level of our expenses (including the interest or dividend rate payable on the debt securities or preferred stock we may issue), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions. As a result of these factors, our NAV and results for any period should not be relied upon as being indicative of our NAV and results in future periods.

Our board of directors may change our operating policies and strategies without stockholder approval, the effects of which may be adverse.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria, and strategies, other than those that we have deemed to be fundamental, without prior stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria, and strategies would have on our business, NAV, operating results, and value of our securities. However, the effects of any such changes could adversely impact our ability to pay dividends and/or cause you to lose all or part of your investment.

Our management’s initial estimates of certain metrics relating to our financial performance for a period are subject to revision based on our actual results for such period.

Our management intends to make and publish unaudited estimates of certain metrics indicative of our financial performance, including the NAV per share of our common stock and the range of NAV per share of our common stock on a monthly basis, and the range of the net investment income and realized gain/loss per share of our common stock on a quarterly basis. While any such estimate will be made in good faith based on our most recently available records as of the date of the estimate, such estimates are subject to financial closing procedures, the final determination of our NAV as of the end of the applicable quarter, and other developments arising between the time such estimate is made and the time that we finalize our quarterly financial results, and may differ materially from the results reported in the audited financial statements and/or the unaudited financial statements included in filings we make with the SEC. As a result, investors are cautioned not to place undue reliance on any management estimates presented in this prospectus or any related amendment to this prospectus and should view such information in the context of our full quarterly or annual results when such results are available.

We will be subject to corporate-level income tax if we are unable to maintain our RIC status for U.S. federal income tax purposes.

Although we intend to elect to be treated as a RIC under Subchapter M of the Code beginning with our tax year ending September 30, 2024, and intend to qualify as a RIC in each of our succeeding tax years, we can offer no assurance that we will be able to maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet certain annual distribution, income source, and asset diversification requirements.

The annual distribution requirement for a RIC will be satisfied if we distribute dividends to our stockholders each tax year of an amount generally at least equal to 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are subject to certain asset coverage requirements under the 1940 Act and because we intend to use debt financing, we may be subject to financial covenants that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our income for each tax year from dividends, interest, gains from the sale of our securities, or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset composition requirements at the end of each quarter of our tax year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are expected to be in CLO securities for which there will likely be no active public market, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount or market discount, which may arise if we acquire a debt security at a significant discount to par, or payment-in-kind interest, which represents contractual interest added to the principal amount of a debt security and due at the maturity of the debt security. We also may be required to include in income certain other amounts that we have not yet, and may not ever, receive in cash. Our investments in payment-in-kind interest may represent a higher credit risk than loans for which interest must be paid in full in cash on a regular basis. For example, even if the accounting conditions for income accrual are met, the issuer of the security could still default when our actual collection is scheduled to occur upon maturity of the obligation.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. In addition, since our incentive fee is payable on our income recognized, rather than cash received, we may be required to pay advisory fees on income before or without receiving cash representing such income. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forego new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Our cash distributions to stockholders may change and a portion of our distributions to stockholders may be a return of capital.

The amount of our cash distributions may increase or decrease at the discretion of our board of directors, based upon its assessment of the amount of cash available to us for this purpose and other factors. Unless we are able to generate sufficient cash through the successful implementation of our investment strategy, we may not be able to sustain a given level of distributions. Further, to the extent that the portion of the cash generated from our investments that is recorded as interest income for financial reporting purposes is less than the amount of our distributions, all or a portion of one or more of our future distributions, if declared, may comprise a return of capital, which would reduce a stockholder’s basis in shares of our common stock. Accordingly, stockholders should not assume that the sole source of any of our distributions is net investment income. Any reduction in the amount of our distributions would reduce the amount of cash received by our stockholders and could have a material adverse effect on the market price of our shares. See “— Risks Related to Our Investments — Our investments are subject to prepayment risk” and “— Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.”

Our stockholders may receive shares of our common stock as distributions, which could result in adverse tax consequences to them.

In order to satisfy certain annual distribution requirements to maintain RIC tax treatment under Subchapter M of the Code, we may declare a large portion of a distribution in shares of our common stock instead of in cash even if a stockholder has opted out of participation in the DRIP. As long as at least 20% of such distribution is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder generally would be subject to tax on 100% of the fair market value of the distribution on the date the distribution is received by the stockholder in the same manner as a cash distribution, even though most of the distribution was paid in shares of our common stock.

We will incur significant costs as a result of being a publicly traded company.

Once listed on a national securities exchange, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the SEC.

Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we may need additional capital to finance the acquisition of new investments and such capital may not be available on favorable terms, or at all.

In order to maintain our RIC status once we qualify, we will be required to distribute at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. As a result, these earnings will not be available to fund new investments, and we will need additional capital to fund growth in our investment portfolio. If we fail to obtain additional capital, we could be forced to curtail or cease new investment activities, which could adversely affect our business, operations, and results. Even if available, if we are not able to obtain such capital on favorable terms, it could adversely affect our net investment income.

A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

We may be materially affected by market, economic, and political conditions globally and in the jurisdictions and sectors in which we invest or operate, including conditions affecting interest rates and the availability of credit. Unexpected volatility, illiquidity, governmental action, currency devaluation, or other events in the global markets in which we directly or indirectly hold positions could impair our ability to carry out our business and could cause us to incur substantial losses. These factors are outside our control and could adversely affect the liquidity and value of our investments, and may reduce our ability to make attractive new investments.

In particular, economic and financial market conditions significantly deteriorated for a significant part of the past decade as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain uncertain. Although certain financial markets have improved, to the extent economic conditions experienced during the past decade recur, they may adversely impact our investments. Signs of deteriorating sovereign debt conditions in Europe and elsewhere and uncertainty regarding the policies of the current U.S. presidential administration, including with regard to the imposition of trade tariffs, embargoes, or other restrictions or limitations on trade, could lead to further disruption in the global markets. Trends and historical events do not imply, forecast or predict future events, and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances may vary significantly.

We may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries with which we interact in the conduct of our business.

We also may be subject to risk arising from a broad sell off or other shift in the credit markets, which may adversely impact our income and NAV. In addition, if the value of our assets declines substantially, we may fail to maintain the minimum asset coverage imposed upon us by the 1940 Act. See “— Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us” and “Regulation as a Closed-End Management Investment Company.” Any such failure would affect our ability to issue preferred stock and other senior securities, including borrowings, and may affect our ability to pay distributions on our capital stock, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to obtain debt financing. For example, we cannot be certain that we would be able to obtain debt financing on commercially reasonable terms, if at all. See “— If we are unable to obtain, and/or refinance debt capital, our business could be materially adversely affected.” In previous market cycles, many lenders and institutional investors have previously reduced or ceased lending to borrowers. In the event of such type of market turmoil and tightening of credit, increased market volatility and widespread reduction of business activity could occur, thereby limiting our investment opportunities.

Moreover, we are unable to predict when economic and market conditions may be favorable in future periods. Even if market conditions are broadly favorable over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

If we are unable to obtain and/or refinance debt capital, our business could be materially adversely affected.

We currently anticipate obtaining debt financing within 12 months of this offering in order to obtain funds to make additional investments and grow our portfolio of investments. See “— Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we may need additional capital to finance the acquisition of new investments and such capital may not be available on favorable terms, or at all.” Such debt capital may take the form of a term credit facility with a fixed maturity date or other fixed term instruments, and we may be unable to extend, refinance, or replace such debt financings prior to their maturity.

If we are unable to obtain or refinance debt capital on commercially reasonable terms, our liquidity will be lower than it would have been with the benefit of such financings, which would limit our ability to grow our business. In addition, holders of our common stock would not benefit from the potential for increased returns on equity that incurring leverage creates. Any such limitations on our ability to grow and take advantage of leverage may decrease our earnings, if any, and distributions to stockholders, which in turn may lower the trading price of our common stock. In addition, in such event, we may need to liquidate certain of our investments, which may be difficult to sell if required, meaning that we may realize significantly less than the value at which we have recorded our investments. Furthermore, to the extent we are not able to raise capital and are at or near our targeted leverage ratios, we may receive smaller allocations, if any, on new investment opportunities under the Adviser’s allocation policy.

Debt capital that is available to us in the future, if any, including upon the refinancing of then-existing debt prior to its maturity, may be at a higher cost and on less favorable terms and conditions than costs and other terms and conditions at which we can currently obtain debt capital. In addition, if we are unable to repay amounts outstanding under any such debt financings and are declared in default or are unable to renew or refinance these debt financings, we may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn, or an operational problem that affects third parties or us, and could materially damage our business.

We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because our portfolio of investments may lack diversification among CLO securities and related investments, we are susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral that they hold.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so.

Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities (including debt securities, preferred stock and/or borrowings from banks or other financial institutions), provided we meet certain asset coverage requirements (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred stock under current law). See “— Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us” for details concerning how asset coverage is calculated. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales or redemptions may be disadvantageous. Also, any amounts that we use to service or repay our indebtedness would not be available for distributions to our stockholders.

We are not generally able to issue and sell shares of our common stock at a price below the then-current NAV per share (exclusive of any distributing commission or discount). We may, however, sell shares of our common stock at a price below the then-current NAV per share (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders, (3) upon the conversion of a convertible security in accordance with its terms, or (4) under such circumstances as the SEC may permit.

Significant stockholders may control the outcome of matters submitted to our stockholders or adversely impact the market price or liquidity of our securities.

To the extent any stockholder, individually or acting together with other stockholders, controls a significant number of our voting securities or any class of voting securities, they may have the ability to control the outcome of matters submitted to our stockholders for approval, including the election of directors and any merger, consolidation or sale of all or substantially all of our assets, and may cause actions to be taken that you may not agree with or that are not in your interests or those of other securityholders.

This concentration of beneficial ownership also might harm the market price of our securities by:

●	delaying, deferring or preventing a change in corporate control;

●	impeding a merger, consolidation, takeover, or other business combination involving us; or

●	discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of us.

To the extent that any stockholder that holds a significant number of our securities is subject to temporary restrictions on resale of such securities, including certain lock-up restrictions, such restrictions could adversely affect the liquidity of trading in our securities, which may harm the market price of our securities. See “Underwriting” and “Shares Eligible for Future Sale.”

We are subject to the risk of legislative and regulatory changes impacting our business or the markets in which we invest.

Legal and regulatory changes. Legal and regulatory changes could occur and may adversely affect us and our ability to pursue our investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations that could adversely affect us may be imposed by the Commodity Futures Trading Commission, or the “CFTC,” the SEC, the U.S. Federal Reserve, other banking regulators, other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. We also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. Such changes, or uncertainty regarding any such changes, could adversely affect the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of the Investment Team to other types of investments in which the Investment Team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Relief from Registration as Commodity Pool Operator. With respect to our operation, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to CFTC Rule 4.5, which imposes certain commodity interest trading restrictions on us. These trading restrictions permit us to engage in commodity interest transactions that include: (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the our assets committed to margin and option premiums; and (ii) non-bona fide hedging transactions, provided that the we do not enter into such non-bona fide hedging transactions if, immediately thereafter, (a) the sum of the amount of initial margin and premiums required to establish our commodity interest positions would exceed 5% of our liquidation value, after taking into account unrealized profits and unrealized losses on any such transactions, and (b) the aggregate net notional value of our commodity interest positions would exceed 100% of our liquidation value, after taking into account unrealized profits and unrealized losses on any such positions. In addition to meeting one of the foregoing trading limitations, interests in us may not be marketed as or in a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

In the event we fail to qualify the Adviser for the exclusion, and the Adviser is required to register as a “commodity pool operator” in connection with serving as our investment adviser and becomes subject to additional disclosure, recordkeeping and reporting requirements, our expenses may increase. We currently intend to operate in a manner that would permit the Adviser to continue to claim such exclusion.

Derivative Investments. The derivative investments in which we may invest are subject to comprehensive statutes, regulations and margin requirements. In particular, certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act,” requires certain standardized derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for us. The Dodd-Frank Act also established minimum margin requirements on certain uncleared derivatives which may result in us and our counterparties posting higher margin amounts for uncleared derivatives.

Rule 18f-4 under the 1940 Act regulates and, in some cases limits, the use of derivatives, reverse repurchase agreements, and certain other transactions by funds registered under the 1940 Act. Unless we qualify as a “limited derivatives user” as defined in Rule 18f-4, the rule requires us to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits and reporting requirements, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding our derivatives positions. If we qualify as a limited derivatives user, Rule 18f-4 would require us to have policies and procedures to manage our aggregate derivatives risk and limit our derivatives exposure. Under the rule, when we trade reverse repurchase agreements or similar financing transactions, we need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating our asset coverage ratio or treat all such transactions as derivatives transactions. These requirements could have an impact us, including a potential increase in cost to enter into derivatives transactions and may require us to alter, perhaps materially, our use of derivatives.

Loan Securitizations. Section 619 of the Dodd-Frank Act, commonly referred to as the “Volcker Rule,” generally prohibits, subject to certain exemptions, covered banking entities from engaging in proprietary trading or sponsoring, or acquiring or retaining an ownership interest in, a hedge fund or private equity fund, or “covered funds,” which has been broadly defined in a way which could include many CLOs. Given the limitations on banking entities investing in CLOs that are covered funds, the Volcker Rule may adversely affect the market value or liquidity of any or all of the investments held by us. Although the Volcker Rule and the implementing rules exempt “loan securitizations” from the definition of covered fund, not all CLOs will qualify for this exemption. For example, CLOs that invest in bonds as well as loans will be treated as covered funds. Accordingly, in an effort to qualify for the “loan securitization” exemption, many current CLOs have amended their transaction documents to restrict the ability of the issuer to acquire bonds and certain other securities, which may reduce the return available to holders of CLO equity securities. Furthermore, the costs associated with such amendments are typically paid out of the cash flow of the CLO, which adversely impacts the return on our investment in any CLO equity. In addition, in order to avoid covered fund status under the Volcker Rule, it is likely that many future CLOs will contain similar restrictions on the acquisition of bonds and certain other securities, which may result in lower returns on CLO equity securities than currently anticipated.

In June 2020, the five federal agencies responsible for implementing the Volcker Rule adopted amendments to the Volcker Rule’s implementing regulations, including changes relevant to the treatment of securitizations (the “Volcker Changes”). Among other things, the Volcker Changes ease certain aspects of the “loan securitization” exclusion, and create additional exclusions from the “covered fund” definition, and narrow the definition of “ownership interest” to exclude certain “senior debt interests”. Also, under the Volcker Changes, a debt interest would no longer be considered an “ownership interest” solely because the holder has the right to remove or replace the manager following a cause-related default. The Volcker Changes were effective October 1, 2020. It is currently unclear how, or if, the Volcker Changes will affect the CLO securities in which we intend to invest.

Also, in October 2014, six federal agencies (the Federal Deposit Insurance Corporation, or the “FDIC,” the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development and the Federal Housing Finance Agency) adopted joint final rules implementing certain credit risk retention requirements contemplated in Section 941 of the Dodd-Frank Act, or the “Final U.S. Risk Retention Rules.” These rules were published in the Federal Register on December 24, 2014. With respect to the regulation of CLOs, the Final U.S. Risk Retention Rules require that the “sponsor” or a “majority owned affiliate” thereof (in each case as defined in the rules), will retain an “eligible vertical interest” or an “eligible horizontal interest” (in each case as defined therein) or any combination thereof in the CLO in the manner required by the Final U.S. Risk Retention Rules.

The Final U.S. Risk Retention Rules became fully effective on December 24, 2016, or the “Final U.S. Risk Retention Effective Date,” and to the extent applicable to CLOs, the Final U.S. Risk Retention Rules contain provisions that may adversely affect the return of our investments. On February 9, 2018, a three judge panel of the United States Court of Appeals for the District of Columbia Circuit, or the “DC Circuit Court,” rendered a decision in The Loan Syndications and Trading Association v. Securities and Exchange Commission and Board of Governors of the Federal Reserve System, No. 1:16-cv-0065, in which the DC Circuit Court held that open market CLO collateral managers are not “securitizers” subject to the requirements of the Final U.S. Risk Retention Rules, or the “DC Circuit Ruling.” Thus, collateral managers of open market CLOs are no longer required to comply with the Final U.S. Risk Retention Rules at this time. As such, it is possible that some collateral managers of open market CLOs will decide to dispose of the notes (or cause their majority owned affiliates to dispose of the notes) constituting the “eligible vertical interest” or “eligible horizontal interest” they were previously required to retain, or decide take other action with respect to such notes that is not otherwise prohibited by the Final U.S. Risk Retention Rules. To the extent either the underlying collateral manager or its majority-owned affiliate divests itself of such notes, this will reduce the degree to which the relevant collateral manager’s incentives are aligned with those of the noteholders of the CLO (which may include us as a CLO noteholder), and could influence the way in which the relevant collateral manager manages the CLO assets and/or makes other decisions under the transaction documents related to the CLO in a manner that is adverse to us.

There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by CLO market participants will comply with the Final U.S. Risk Retention Rules to the extent such rules are reinstated or otherwise become applicable to open market CLOs. The ultimate impact of the Final U.S. Risk Retention Rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the Final U.S. Risk Retention Rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the Final U.S. Risk Retention Rules and other factors.

In the European Union, there has also been an increase in political and regulatory scrutiny of the securitization industry. Regulation EU 2017/2402 of the European Parliament and the Council of 12 December 2017 laying down a general framework for securitization and creating a specific framework for simple, transparent and standardized securitization (as may be amended from time to time and including any delegated or implementing legislation with respect thereto, the “Securitization Regulation”) became effective on January 17, 2018 and applies to all new securitizations issued on or after January 1, 2019. The Securitization Regulation repealed and replaced the prior EU risk retention requirements with a single regime that applies to European credit institutions, investment firms, insurance and reinsurance companies, alternative investment fund managers that manage and/or market their alternative investment funds in the EU, undertakings for collective investment in transferable securities regulated pursuant to EU Directive 2009/65/EC and the management companies thereof and, subject to some exceptions, institutions for occupational pension provision (IORPs), each as set out in the Securitization Regulation (such investors, “EU Affected Investors”). Such EU Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the Securitization Regulation.

The Securitization Regulation restricts an EU Affected Investor from investing in securitizations unless, among other things: (a)(i) the originator, sponsor or original lender with respect to the relevant securitization will retain, on an on-going basis, a net economic interest of not less than 5% with respect to certain specified credit risk tranches or securitized exposures and (ii) the risk retention is disclosed to the investor in accordance with the Securitization Regulation; and (b) such investor is able to demonstrate that it has undertaken certain due diligence with respect to various matters, including the risk characteristics of its investment position and the underlying assets, and that procedures are established for such activities to be monitored on an on-going basis. There are material differences between the Securitization Regulation and the prior EU risk retention requirements, particularly with respect to transaction transparency, reporting and diligence requirements and the imposition of a direct compliance obligation on the “sponsor”, “originator” or “original lender” of a securitization where such entity is established in the EU.

CLOs issued in Europe are generally structured in compliance with the Securitization Regulation so that prospective investors subject to the Securitization laws can invest in compliance with such requirements. To the extent a CLO is structured in compliance with the EU Securitization laws, our ability to invest in the residual tranches of such CLOs could be limited, or we could be required to hold our investment for the life of the CLO. If a CLO has not been structured to comply with the Securitization Regulation, it will limit the ability of EEA-regulated institutional investors to purchase CLO securities, which may adversely affect the price and liquidity of the securities (including the residual tranche) in the secondary market. Additionally, the Securitization Regulation and any regulatory uncertainty in relation thereto may reduce the issuance of new CLOs and reduce the liquidity provided by CLOs to the leveraged loan market generally. Reduced liquidity in the loan market could reduce investment opportunities for collateral managers, which could negatively affect the return of our investments. Any reduction in the volume and liquidity provided by CLOs to the leveraged loan market could also reduce opportunities to redeem or refinance the securities comprising a CLO in an optional redemption or refinancing and could negatively affect the ability of obligors to refinance of their collateral obligations, either of which developments could increase defaulted obligations above historic levels.

The Japanese Financial Services Agency (the “JFSA”) published a risk retention rule as part of the regulatory capital regulation of certain categories of Japanese investors seeking to invest in securitization transactions (the “JRR Rule”). The JRR Rule mandates an “indirect” compliance requirement, meaning that certain categories of Japanese investors will be required to apply higher risk weighting to securitization exposures they hold unless the relevant originator commits to hold a retention interest equal to at least 5% of the exposure of the total underlying assets in the transaction (the “Japanese Retention Requirement”) or such investors determine that the underlying assets were not “inappropriately originated.” The Japanese investors to which the JRR Rule applies include banks, bank holding companies, credit unions (shinyo kinko), credit cooperatives (shinyo kumiai), labor credit unions (rodo kinko), agricultural credit cooperatives (nogyo kyodo kumiai), ultimate parent companies of large securities companies and certain other financial institutions regulated in Japan (such investors, “Japanese Affected Investors”). Such Japanese Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the Japanese Retention Requirement.

The JRR Rule became effective on March 31, 2019. At this time, there are a number of unresolved questions and no established line of authority, precedent or market practice that provides definitive guidance with respect to the JRR Rule, and no assurances can be made as to the content, impact or interpretation of the JRR Rule. In particular, the basis for the determination of whether an asset is “inappropriately originated” remains unclear and, therefore, unless the JFSA provides further specific clarification, it is possible that CLO securities we have purchased may contain assets deemed to be “inappropriately originated” and, as a result, may not be exempt from the Japanese Retention Requirement. The JRR Rule or other similar requirements may deter Japanese Affected Investors from purchasing CLO securities, which may limit the liquidity of CLO securities and, in turn, adversely affect the price of such CLO securities in the secondary market. Whether and to what extent the JFSA may provide further clarification or interpretation as to the JRR Rule is unknown.

The SEC staff could modify its position on certain non-traditional investments, including investments in CLO securities.

The staff of the SEC from time to time has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and leverage risk. The staff of the Division of Investment Management of the SEC has, in correspondence with registered management investment companies, previously raised questions about the level of, and special risks associated with, investments in CLO securities. While it is not possible to predict what conclusions, if any, the staff may reach in these areas, or what recommendations, if any, the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLO securities could adversely impact our ability to implement our investment strategy and/or our ability to raise capital through public offerings, or could cause us to take certain actions that may result in an adverse impact on our stockholders, our financial condition, and/or our results of operations. We are unable at this time to assess the likelihood or timing of any such regulatory development.

General Risk Factors

Provisions of the General Corporation Law of the State of Delaware and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of our securities.

The General Corporation Law of the State of Delaware, or the “DGCL,” contains provisions that may discourage, delay, or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. If our board of directors does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including the Control Share Provisions (as defined below), provisions of our certificate of incorporation classifying our board of directors in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our board of directors to classify or reclassify shares of our preferred stock in one or more classes or series, to cause the issuance of additional shares of our capital stock, and to amend our certificate of incorporation, without stockholder approval, in certain instances. These provisions, including the Control Share Provisions as well as other provisions of our certificate of incorporation and bylaws, may delay, defer, or prevent a transaction or a change in control that might otherwise be in the best interests of our securityholders. See “Description of Our Capital Stock — Provisions of the DGCL and Our Certificate of Incorporation and Bylaws.”

Our bylaws provide that derivative actions brought in our name, actions against our directors, officers, other employees, or stockholders for breach of fiduciary duty and other similar actions may be brought in the Court of Chancery or the United States District Court for the District of Delaware.

Our bylaws provide that, except for any claims, suits, actions or proceedings arising under the federal securities laws, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of any duty owed by any director or officer or other agent of the Company to the Company or to the stockholders of the Company, (c) any action asserting a claim against the Company or any Director or officer or other agent of the Company arising pursuant to any provision of the DGCL or our certificate of incorporation or our bylaws, or (d) any action asserting a claim against the Company or any Director or officer or other agent of the Company that is governed by the internal affairs doctrine shall be the Court of Chancery or the United States District Court for the District of Delaware. Our bylaws also provide that any claims, suits, actions, or proceedings arising under federal securities laws shall be exclusively brought in the federal district counts of the United States of America.

This choice of forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable or convenient for disputes with us or any of our directors, officers, other employees, or stockholders, which may discourage lawsuits with respect to such claims. Alternatively, if a court were to find the choice of forum provision contained in our bylaws to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions, which could harm our business, operating results, and financial condition.

Terrorist actions, natural disasters, outbreaks or pandemics may disrupt the market and impact our operations.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region, or financial market. Terrorist acts, acts of war, natural disasters, outbreaks, or pandemics may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. For example, many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS, and COVID-19. To the extent our underlying investments are overweight in certain countries, regions, companies, industries, or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

To date, certain of the CLOs in which we invest have experienced increased defaults by underlying borrowers. Obligor defaults and rating agency downgrades have caused, and may continue to cause, payments that would have otherwise been made to the CLO equity or CLO debt securities that we intend to hold to instead be diverted to buy additional loans within a given CLO or paid to senior CLO debt holders as an early amortization payment. In addition, defaults and downgrades of underlying obligors have caused, and may continue to cause, a decline in the value of CLO securities generally. If CLO cashflows or income decreases as a result of the pandemic, the portion of our distribution composed of a return of capital could increase or distributions could be reduced.

In addition, future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may adversely impact the businesses in which we invest either directly or indirectly and, in turn, could have a material adverse impact on our business, operating results, and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We are subject to risks related to cybersecurity and other disruptions to information systems.

We are highly dependent on the communications and information systems of the Adviser, the Administrator, and their affiliates as well as certain other third-party service providers. We, and our service providers, are susceptible to operational and information security risks. While we, the Adviser, and the Administrator have procedures in place with respect to information security, technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized gathering, monitoring, release, misuse, loss, or destruction of our and/or our stockholders’ confidential and other information, or otherwise disrupt our operations or those of our service providers. Disruptions or failures in the physical infrastructure or operating systems and cyber attacks or security breaches of the networks, systems, or devices that we and our service providers use to service our operations, or disruption or failures in the movement of information between service providers, could disrupt and impact the service providers’ and our operations, potentially resulting in financial losses, the inability of our stockholders to transact business and of us to process transactions, inability to calculate our NAV, misstated or unreliable financial data, violations of applicable privacy and other laws, regulatory fines, penalties, litigation costs, increased insurance premiums, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Our service providers’ policies and procedures with respect to information security have been established to seek to identify and mitigate the types of risk to which we and our service providers are subject. As with any risk management system, there are inherent limitations to these policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified. There can be no assurance that we or our service providers will not suffer losses relating to information security breaches (including cyber attacks) or other disruptions to information systems in the future.

USE OF PROCEEDS

The net proceeds to us of this offering are expected to be approximately $79.7 million (or approximately $92.0 million if the underwriters exercise the over-allotment option in full), after deducting offering expenses payable by us of $300,000. The Adviser or its affiliates will pay the remainder of our offering expenses and the full amount of the sales load in connection with this public offering, which is estimated to be $1.8 million (or approximately $2.5 million if the underwriters exercise the over-allotment option in full). Because the sales load is paid solely by the Adviser or its affiliates (and not by us), the net proceeds to us from this offering are not reduced by such amounts.

We intend to use the proceeds from the sale of shares of our common stock pursuant to this prospectus to acquire investments in accordance with our investment objectives and strategies described in this prospectus and for general working capital purposes. We cannot estimate the approximate amount intended to be used for each of these purposes. Such amounts will depend on our cashflow needs after the closing of the offering, market conditions, and other factors. We currently anticipate that it will take approximately three to six months to invest substantially all of the net proceeds of this offering in our targeted investments, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. We cannot assure you we will achieve our targeted investment pace, which may negatively impact our returns. Until appropriate investments or other uses can be found, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less, which we expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments. Investors should expect, therefore, that before we have fully invested the proceeds of this offering in accordance with our investment objectives and policies, assets invested in these instruments would earn interest income at a modest rate, which may not exceed our expenses during this period.

CAPITALIZATION

The following table sets forth our capitalization as follows:

	Sound Point Meridian Capital, Inc. (Unaudited)
	4/15/2024	Pro Forma as adjusted to give effect to offering(1)
Assets:
Cash and cash equivalents	$200,000	$85,518,563
Investments, at fair value	-	325,400,899
Interest receivable	-	17,426
Deferred offering costs	$348,243	$-
Total Assets	$548,243	$407,936,888

Liabilities
Accrued insurance expense	$23,523	$49,712
Accrued offering costs	348,243	-
Payable for open purchases	$-	$7,836,367
Total Liabilities	$371,766	$7,886,079

Net Assets Consist Of:
Common Shares par value $0.001 per share; 450,000,000 shares authorized; 10,000 shares issued and outstanding, actual; 20,020,000 shares issued and outstanding, pro forma as adjusted	$10	$20,020
Additional paid-in capital	199,990	400,379,980
Offering costs	-	(300,000)
Total Distributable earnings (loss)	$(23,523)	$(49,191)
Net Assets	$176,477	$400,050,809

Net Asset Value per Common Share	$17.65	$19.98

(1)	Adjusts the pro forma information to give effect to this offering (assuming no exercise of the underwriter’s option to purchase additional shares to cover over-allotments).

Pro Forma Dilution

Our NAV as of June 14, 2024 was $400.4 million, or $20.00 per share of common stock. After giving effect to the sale of 4,000,000 shares of common stock in this offering at a public offering price of $20.00 per share of common stock (which price is above our NAV per share of common stock as of the date of this prospectus due to dilution), and after deducting offering expenses payable by us of $300,000, our as-adjusted NAV on such a pro forma basis would be approximately $400.1 million, or approximately $19.985 per share of our common stock, representing an immediate decrease in NAV of $0.015 per share sold in this offering on a pro forma basis.

The following table illustrates the dilution to our common stock on a per share basis, taking into account the assumptions set forth above:

Assumed offering price per share of common stock	$20.00
As-adjusted pro forma NAV per share of common stock after giving effect to this offering	$19.985
Pro forma dilution per share to holders of our common stock	$0.015

BUSINESS

We are a newly organized, externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act.

Our Structure and Formation Transactions

We were organized as Sound Point Meridian Capital, LLC, a Delaware limited liability company, on May 13, 2022. Effective March 13, 2024, we converted from a Delaware limited liability company to a Delaware corporation under the name Sound Point Meridian Capital, Inc. Sound Point Meridian Master Fund LP, a Cayman Islands exempted limited partnership, or our “Sole Stockholder,” owns 100% of our common stock. The Sole Stockholder maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of us. On or around the time of the commencement of our operations and immediately prior to the completion of this offering, our Sole Stockholder intends to transfer all its assets and other portfolio securities and liabilities into us (the “Initial Portfolio Transaction”) in exchange for shares of our common stock, which shares will then be distributed by the Sole Stockholder to its limited partners in liquidation of the Sole Stockholder. The shares of common stock acquired by our Sole Stockholder will be subject to certain lock-up restrictions. See “Underwriting” and “Shares Eligible for Future Sale.” The assets and other portfolio securities held by our Sole Stockholder are comprised of certain equity and mezzanine tranches of CLOs and loan accumulation facilities.

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in third-party CLO equity and mezzanine tranches of predominately U.S.-dollar denominated CLOs backed by corporate leveraged loans issued primarily to U.S. obligors. This investment strategy looks to opportunistically shift between the primary and secondary CLO markets, seeking to identify the most compelling relative value. Our focus is on the primary CLO market (i.e., acquiring securities at the inception of a CLO) when the discrepancy between the value of a CLO’s assets and liabilities is believed to present an attractive investment opportunity. We will opportunistically switch to the secondary market (i.e., acquiring existing CLO securities) during times of market volatility or when we identify attractive investment opportunities. The Adviser aims to identify top-tier CLO managers with proven track records of outperformance through increasing the value of the loans held by the CLO, generation of high equity distributions and active portfolio management. Additionally, the strategy is focused on CLOs with attractive structures, which include flexibility for the CLO manager, strong cushions on covenants and cashflow ratios, terms that are favorable to the holders of CLO equity securities and reinvestment periods that are consistent with the Adviser’s current market views.

We may also invest in other securities and instruments that the Adviser believes are consistent with our investment objectives, including, among other investments, junior debt tranches of CLOs and loan accumulation facilities. The amount that we will invest in other securities and instruments will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, based on the Adviser’s assessment of prevailing market conditions. The CLO equity securities in which we primarily seek to invest are typically unrated and are considered speculative with respect to timely payment of interest and repayment of principal. The CLO equity securities in which we intend to invest are highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), which magnifies our risk of loss on such investments. Loan accumulation facilities are short- to medium-term facilities, often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Loan accumulation facilities typically incur leverage between four and six times prior to a CLO’s pricing.

These investment objectives are not fundamental policies of ours and may be changed by our board of directors without prior approval of our stockholders.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investments due to the following competitive advantages:

●	Fundamental credit analysis. The Investment Team combines its in-house credit views with proprietary analytical tools to assess underlying loans in CLO collateral portfolios. CLO trustees typically provide CLO reporting on a monthly basis, which includes information on the current collateral portfolio (loan size, loan spread, industry) as well as month-over-month portfolio changes through manager trading (purchases and sales) and prepayment activity. The Investment Team’s proprietary tools aggregate trustee-reported data with market data such as current loan pricing and rating information. The Investment Team forms a credit watchlist based on this information, which is then used to analyze collateral risk of existing and potential investments. The Adviser believes this differentiated approach is a crucial competitive advantage, particularly in times of market stress.

●	Manager selection and due diligence. We utilize the Adviser’s proprietary manager rating system in an effort to select an optimal set of managers with varied investment styles. The CLO market tends to price manager risk inefficiently. Typically, deals from larger, established platforms trade tighter than smaller managers, regardless of performance. The Adviser’s manager rating process is intended to identify managers that it believes are likely to outperform, thereby seeking to deliver alpha to investors.

●	Flexible and disciplined approach. Our investment strategy is tailored to current market opportunities. The Adviser will invest in both the primary and secondary CLO markets based on current relative value. In the primary market, the Adviser believes better economics are achieved through early deal access and investment flexibility in terms of risk and size (majority or minority positions). In the secondary market, the Adviser believes its analysis of collateral risk identifies investments with the most compelling risk/reward profile. The Adviser allocates our portfolio between CLO equity and mezzanine tranches based on the expected return relative to the credit risk of each tranche. The Adviser aims to opportunistically allocate the portfolio across all these elements, as well as rotate our portfolio (through purchases and sales) as investment risks evolve.

●	Active portfolio management. Risk in CLO tranches evolves as a function of the credit risk in the underlying portfolios, the performance and behavior of the manager and overall macro credit views. The Adviser views the CLO market as generally slow to reprice a change in risk profile of tranches due to data and complexity issues. The Adviser believes active portfolio management can mitigate these risks and improve returns.

Certain Investment Techniques

Leverage. We may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes, or preferred stock, and leverage attributable to reverse repurchase agreements or similar transactions. In contrast to the CLOs in which we will invest, which are typically highly leveraged, we intend to use relatively limited amounts of leverage (generally expected to consist of borrowing or the issuance of preferred stock or debt securities), in order to optimize the returns to our shareholders. We seek to use appropriate leverage that enhances returns without creating undue risk in the portfolio in the case that the CLO market weakens. Over time, the Adviser may decide that it is appropriate to use more leverage to purchase assets or for other purposes, or to reduce leverage by repaying any outstanding facilities.

We currently anticipate incurring leverage in an amount up to approximately 27.4% of our total assets (as determined immediately after the leverage is incurred) by entering into a credit facility or through the issuance of preferred stock or debt securities at the time of this offering and within the first twelve months following the completion of this offering, and up to approximately 35% of our total asset thereafter. We plan to obtain revolving facilities that will allow us to draw capital in the case that current cash available to pay dividends is lower than our anticipated run-rate cash dividend, or in the case that asset values in the CLO market fall in a way as to make new investments attractive, in which case we may incur leverage in excess of approximately 27.4% of our total assets. The Adviser would decide whether or not it is beneficial to us to use leverage at any given time. Such facilities would be committed, but subject to certain restrictions that may not allow us to draw capital even if the Adviser deems it favorable to do so. Such facilities, if drawn, would become senior in priority to our common shares. The facilities would also earn an undrawn commitment fee that we would pay on an ongoing basis, regardless of whether we draw on the facilities or not.

Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. See “Description of Our Capital Stock — Preferred Stock.”

In connection with any credit facility, the lender may impose specific restrictions as a condition to borrowing. The credit facility fees may include upfront structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on our assets. Similarly, to the extent we issue shares of preferred stock or notes, we may be subject to fees, covenants, and investment restrictions required by a national securities rating agency as a result. Such covenants and restrictions imposed by a rating agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on us by the 1940 Act. While it is not anticipated that these covenants or restrictions will significantly impede the Adviser in managing our portfolio in accordance with our investment objectives and policies, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, we would not be able to utilize as much leverage as we otherwise could have, which could reduce our investment returns. In addition, we expect that any notes we issue or credit facility we enter into would contain covenants that may impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations, and currency hedging requirements on us. These covenants would also likely limit our ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies, and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the board of directors and our stockholders to change fundamental investment policies.

While we cannot control the market value of our investments, the Adviser can determine to draw on our planned leverage facility to purchase new assets at a time of market dislocation. Such purchases, if made, can mitigate price drops in the current portfolio by making new asset purchases at a discount. Further, such purchases can potentially contribute to a higher increase in net asset value of the portfolio upon a market rebound than if the purchases were not made. Our willingness to utilize leverage, and the amount of leverage we incur, will depend on many factors, the most important of which are investment outlook, market conditions, and interest rates. Successful use of a leveraging strategy may depend on our ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with our investment objectives and policies. See “Risk Factors — Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and increase the risk of investing in us.”

Preferred Stock. We are authorized to issue 50,000,000 shares of preferred stock and we may issue preferred stock within our first twelve months following the completion of this offering. If we issue preferred stock, costs of the offering will be borne immediately at such time by holders of our common stock and result in a reduction of the NAV per share of our common stock at that time. Under the requirements of the 1940 Act, we must, immediately after the issuance of any preferred stock, have an “asset coverage” of at least 200%. Asset coverage means the ratio by which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing our indebtedness, if any, plus the aggregate liquidation preference of the preferred stock. If we seek a rating of the preferred stock, additional asset coverage requirements, which may be more restrictive than those imposed by the 1940 Act, may be imposed. See “Description of Our Capital Stock — Preferred Stock.”

Derivative Transactions. We may engage in Derivative Transactions from time to time. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit and/or other risks, or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. We may purchase and sell a variety of derivative instruments, including exchange-listed and OTC options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors, or collars, and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments.

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to CFTC Rule 4.5, which imposes certain commodity interest trading restrictions on us, and we currently intend to operate in a manner that would permit us to continue to claim such exclusion. See “Risk Factors — Risks Relating to Our Business and Structure — We are subject to the risk of legislative and regulatory changes impacting our business or the markets in which we invest” and “Risk Factors — Risks Related to Our Investments — We are subject to risks associated with any hedging or Derivative Transactions in which we participate.”

Illiquid Transactions. Generally, investments will be purchased or sold by us in private markets, including securities that are not publicly traded or that are otherwise illiquid and securities acquired directly from the issuer.

Temporary Defensive Position. We may take a temporary defensive position and invest all or a substantial portion of our total assets in cash or cash equivalents, government securities, or short-term fixed income securities during periods in which we believe that adverse market, economic, political or other conditions make it advisable to maintain a temporary defensive position. As the CLOs and loan accumulation facilities in which we invest are generally illiquid in nature, we may not be able to dispose of such investments and take a defensive position. To the extent that we invest defensively, we likely will not achieve our investment objectives.

Co-Investment with Affiliates. In certain instances, we expect to co-invest on a concurrent basis with other accounts managed by the Adviser and certain of the Adviser’s affiliates and may do so, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. We and the Adviser received exemptive relief from the SEC, on May 15, 2024, to permit us and certain of our affiliates to participate in certain negotiated co-investments alongside other accounts managed by the Adviser or certain of its affiliates, subject to certain conditions. A copy of the application for exemptive relief, including all of the conditions and the related order, is available on the SEC’s website at www.sec.gov.

Competition

We intend to compete for investments in CLO securities with other investment funds (including asset managers, business development companies, mutual funds, pension funds, private equity funds, and hedge funds) as well as traditional financial services companies such as commercial banks, investment banks, finance companies, and insurance companies.

Additionally, because competition for higher-yielding investment opportunities generally has increased, many new investors have entered the CLO market over the past few years. As a result of these new entrants, competition for investment opportunities in CLO securities may intensify. Many of these entities have greater financial and managerial resources than we do. We believe we are able to compete with these entities on the basis of the Investment Team’s deep and highly specialized CLO market experience, the Adviser’s relative size and prominence in the CLO market, and the Investment Team’s longstanding relationships with many CLO collateral managers.

THE ADVISER AND THE ADMINISTRATOR

Our board of directors is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Pursuant to the Investment Advisory Agreement, our board of directors has appointed the Adviser as our investment adviser.

The Adviser

The Adviser was formed as a Delaware limited liability company on May 11, 2022 and is registered as an investment adviser with the SEC. The Adviser is majority owned by Sound Point Capital Management, LP (“Sound Point Capital Management”), a registered investment adviser. As of December 31, 2023, Sound Point Capital Management had approximately $45.6 billion of total assets under management for investment in CLO securities, opportunistic credit, structured credit, specialty finance and marketplace lending, commercial real estate credit and other investments.2 Stephen Ketchum holds a controlling interest in the common equity of Sound Point Capital Management. In addition to Mr. Ketchum, certain principals of Stone Point Capital LLC, a private equity firm (“Stone Point”), a third-party permanent capital fund managed by Blue Owl GPSC Advisors LLC (“Blue Owl”), an investment adviser principally owned, through certain intermediary vehicles, by Blue Owl Capital Inc. (NYSE: OWL), and Assured Guaranty US Holdings Inc., a Delaware corporation (“AGUS”) and a wholly owned subsidiary of Assured Guaranty Ltd. (NYSE: AGO), a limited company organized under the laws of Bermuda, each holds a minority common equity interest in Sound Point Capital Management. Limited partners of Sound Point Capital Management that have contributed, or have the right to receive, 5% or more of Sound Point Capital Management’s capital upon its dissolution, include Mr. Ketchum, Blue Owl, AGUS and two senior principals of Stone Point. Sound Point Capital Management’s general partner, SPC Partners GP, LLC, is a Delaware limited liability company that is controlled by Mr. Ketchum. The Adviser is located at 375 Park Avenue, 34th Floor, New York, NY 10152.

In addition to managing our investments, the Adviser’s affiliates and the members of the Investment Team manage investment accounts for other clients, including pooled investment vehicles. Many of these accounts pursue an investment strategy that substantially or partially overlaps with the strategy that we intend to pursue. See “Conflicts of Interest.”

Portfolio Managers

We are managed by members of the Investment Team. The Investment Team is led by Ujjaval Desai. The Investment Team is responsible for our day-to-day investment management and the implementation of our investment strategy and process.

Each member of the Investment Team is a CLO industry specialist who has been directly involved in the CLO market for the majority of his or her career and has built relationships with key market participants, including CLO collateral managers, investment banks, and investors. We believe that the complementary, yet highly specialized, skill set of each member of the Investment Team, and the established platform consisting of investment management and operations / business management, provides the Adviser with a competitive advantage in its CLO-focused investment strategy.

Biographical information on the CLO Investment Team is set forth below:

Stephen J. Ketchum, Managing Partner/Portfolio Manager/Member of Board of Managers of Sound Point Capital Management. Mr. Ketchum is the founder and principal owner of Sound Point Capital Management. Previously, Mr. Ketchum was Global Head of Media Investment and Corporate Banking for Banc of America Securities (“BofA”), where he was a member of the Global Investment Banking Leadership Team. As Global Head of Media & Telecom Banking, Mr. Ketchum was responsible, together with a risk partner, for a multi-billion-dollar portfolio of corporate loans and bonds, which was used to support investment banking activities. Prior to joining BofA, he was a Managing Director at UBS in the TMT Investment Banking Group. From 1990 to 2000, he was employed in the Investment Banking Department of Donaldson, Lufkin & Jenrette, most recently as a Managing Director. Mr. Ketchum is a Vice President of the Board of Trustees of the East Side House Settlement and also sits on the Board of Directors for the New York Police & Fire Widows’ & Children’s Benefit Fund and the Museum of the City of New York. He earned his B.A. from New England College magna cum laude and an M.B.A. from the Harvard Business School.

[2]	Sound Point Capital Management AUM provided as of 12/31/2023. AUM does not include redemptions received or liquidations that may be in effect after 12/31/2023. AUM does include, where relevant, committed capital to discretionary draw-down vehicles that have not yet been drawn, entities that are not open to new investors and/or are in the process of winding down and represents the closed total commitment of all loans managed by commercial real estate credit as of 12/31/2023, including inherited portfolios managed that were originated by another manager and assets attributable to a non-advisory client.

Ujjaval Desai, Head of Structured Products Investing/Portfolio Manager, Structured Credit Investing. Mr. Desai joined Sound Point Capital Management in 2019 and is currently Head of Structured Products Investing and a Portfolio Manager for the Sound Point Harbor Fund, LP and Sound Point CLO Fund, L.P. The Sound Point Harbor Fund, LP and the Sound Point Harbor Offshore Fund, LP are domestic and offshore feeder funds, respectively, in a master-feeder structure with Sound Point Harbor Master Fund, LP. The Sound Point CLO Fund, L.P. and the Sound Point CLO Fund, Ltd. are domestic and offshore feeder funds, respectively, in a master-feeder structure with Sound Point CLO Master Fund. Additionally, Mr. Desai serves on numerous committees of Sound Point Capital Management, including: Management, Risk, CLO Risk, Allocation, and ESG. Prior to joining Sound Point Capital Management, Mr. Desai was a Partner at Ares Management, where he was the Head of Global Structured Products & European Liquid Loans and served as a Portfolio Manager for over $6 billion of structured credit funds and CLOs. Prior to his six years at Ares, Mr. Desai was Co-Founder and Managing Partner of Indicus Advisors, a structured credit and leveraged finance asset manager, which was started in 2006 and sold to Ares in 2011. Prior to Indicus Advisors, Mr. Desai was Head of Structured Credit origination and structuring business at J.P. Morgan in London and Goldman Sachs in London and New York. Having started his career in 1996, Mr. Desai has been one of the earliest participants in the CLO markets, with significant origination, structuring and investment expertise. Mr. Desai earned a B.S., M.S., and M.Eng in Electrical Engineering and Computer Science from the Massachusetts Institute of Technology.

Matt Seifert, Co-Portfolio Manager, Structured Products Investing. Mr. Seifert joined Sound Point Capital Management in 2017 and is currently a Co-Portfolio Manager of Structured Products Investing. Additionally, Mr. Seifert serves on the following committees of Sound Point Capital Management: Best Execution, Allocation, Risk, and CLO Risk. Prior to joining Sound Point Capital Management, Mr. Seifert was a Vice President in the CLO Investment Management and Structuring team of the Leveraged Finance Group at American Capital (“ACAS”), where he was responsible for evaluating and executing principal CLO investments for the firm and structuring various ACAS-managed CLOs and funds. Prior to ACAS, Mr. Seifert was with PNC Capital Markets’ Asset Backed Finance group, where he focused on the origination and structuring and investing of broadly syndicated and middle-market CLOs. Mr. Seifert began his career as an aerospace and flight dynamics engineer for the Orbital Sciences Corporation, where he focused on spacecraft mission analysis and design. Mr. Seifert earned a B.S. in Engineering with a concentration in Aerospace Engineering, a M.Eng. in Space Engineering and a M.S.E. in Financial Engineering, all from University of Michigan.

Dylan Leahy, Director, Structured Products Investing. Mr. Leahy joined Sound Point Capital Management in 2019 and is currently a Director on the Structured Products Investing team. Prior to joining Sound Point Capital Management, Mr. Leahy was a CLO Analyst at New York Life Investors (“NYL”), where he was responsible for the structuring and portfolio analysis of NYL-managed CLOs. Prior to NYL, Mr. Leahy was an Associate at Ares Management (and ACAS prior to the merger) for three years, where he focused on the surveillance and valuation of third-party CLO investments. Mr. Leahy began his career as a Consultant at Deloitte. Mr. Leahy earned a B.S. in Finance and Accounting from the University of Maryland.

Compensation of Portfolio Managers. The investment professionals are paid out of the total revenues of the Adviser and certain of its affiliates, including the advisory fees earned with respect to providing advisory services to us. Professional compensation at the Adviser is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser and such affiliates manage and from their longevity with the Adviser. Each member of the Investment Team receives long-term incentives as well as a fixed base salary and an annual market and performance-based cash bonus. The bonus is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by our long-term performance and the value of our assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

Securities Owned in the Company by Portfolio Managers. The table below sets forth the dollar range of the value of the shares of our common stock that are expected to be owned beneficially by each portfolio manager immediately after completion of this offering. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)
Stephen J. Ketchum	Over $1,000,000
Ujjaval Desai	Over $1,000,000
Matt Seifert	$50,001 – $100,000
Dylan Leahy	$50,001 – $100,000

(1)	Reflects intended ownership in connection with this offering. Dollar ranges are as follows: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; or over $1,000,000.

Investment Advisory Agreement

Services. Subject to the overall supervision of our board of directors, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us. Under the terms of our Investment Advisory Agreement, the Adviser:

●	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

●	identifies, evaluates, and negotiates the structure of the investments we make (including performing due diligence on our prospective investments);

●	executes, closes, services and monitors the investments we make;

●	determines the securities and other assets that we purchase, retain or sell; and

●	provides us with such other investment advisory, research and related services as we may from time to time reasonably require for the investment of our funds.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and both it and its members, officers and employees are free to furnish similar services to other persons and entities so long as its services to us are not impaired.

The Investment Advisory Agreement was approved by the board of directors on March 19, 2024. A discussion regarding the basis for the board of directors’ approval of the Investment Advisory Agreement will be included in our semi-annual report for the period ended September 30, 2024.

Duration and Termination. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually (after an initial two-year term) by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not “interested persons” of any party to such agreement, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by our board of directors or the affirmative vote of a majority of our outstanding voting securities without penalty upon not less than 60 days’ written notice to the Adviser and by the Adviser upon not less than 90 days’ written notice to us.

Indemnification. The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as our investment adviser.

Base Management Fee and Incentive Fee. We pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a base management fee and an incentive fee. To the extent permitted by applicable law, the Adviser may elect to defer all or a portion of these fees for a specified period of time.

The base management fee equals an annual rate of 1.75% of our Total Equity Base and is calculated and payable quarterly in arrears. “Total Equity Base” means the net asset value attributable to the common stock (prior to the application of the base management fee or incentive fee) and the paid-in or stated capital of the preferred interests in the Company (howsoever called), if any.

In addition, we pay the Adviser an incentive fee based on our performance. The incentive fee is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter, subject to a hurdle and a “catch up” feature. No incentive fees are payable to our investment adviser in respect of any capital gains. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement and any interest expense and/or dividends paid on any issued and outstanding debt or preferred interests, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized or unrealized capital gains or realized or unrealized losses.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.00% per quarter.

The incentive fee in each calendar quarter is paid to the Adviser as follows:

●	no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00%;

●	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% in any calendar quarter. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% in any calendar quarter; and

●	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% in any calendar quarter is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser).

You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to Pre-Incentive Fee Net Investment Income.

The portion of such incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent we actually receive such deferred interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction of the incentive fees for such quarter.

No incentive fee is payable to the Adviser on capital gains, whether realized or unrealized. In addition, the amount of the incentive fee is not affected by any realized or unrealized losses that we may suffer.

The payment of monthly dividends on our preferred stock, if any (including on any shares of preferred stock that may be held by officers or other affiliates of the Adviser), is not subject to Pre-Incentive Fee Net Investment Income meeting or exceeding any hurdle rate.

The following is a graphical representation of the calculation of the incentive fee as well as examples of its application.

Quarterly Incentive Fee Based on Net Investment Income

Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Examples of Quarterly Incentive Fee Calculation
(amounts expressed as a percentage of the value of net assets, and are not annualized)*

Alternative 1:

Assumptions

Investment income (including interest, distributions, fees, etc.) = 1.25%

Hurdle rate(1) = 2.00%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income – (base management fee + other expenses)) = 0.5625%

Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate, therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, distributions, fees, etc.) = 2.70%

Hurdle rate(1) = 2.00%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income – (base management fee + other expenses)) = 2.0125%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%)))

= (100.0% × (Pre-Incentive Fee Net Investment Income – 2.00%)) + 0%

= 100.0% × (2.0125% –2.00%)

= 100.0% × 0.0125%

= 0.0125%

Alternative 3:

Assumptions

Investment income (including interest, distributions, fees, etc.) = 3.25%

Hurdle rate(1) = 2.00%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income – (base management fee + other expenses)) = 2.5625%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%)))

= (100.0% × (2.50% – 2.00%)) + (20% × (Pre-Incentive Fee Net Investment Income – 2.50%))

= (100.0% × (2.50% – 2.00%)) + (20% × (2.5625% – 2.50%))

= 0.50% + 0.0125%

= 0.5125%

*	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets.
(1)	Represents 8.00% annualized hurdle rate.
(2)	Represents 1.75% annualized base management fee.
(3)	Excludes organizational and offering expenses.

Payment of Expenses. All investment professionals of the Adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. The Adviser also bears our organizational costs, which are estimated to be approximately $580,000. We bear all other costs and expenses of our operations and transactions, including, without limitation, those relating to: (1) the first $300,000 of our offering costs incurred prior to the completion of our initial public offering; (2) calculating our NAV (including the costs and expenses of any independent valuation firm or pricing service); (3) interest payable on debt, if any, incurred to finance our investments; (4) fees and expenses, including legal fees and expenses and travel expenses, incurred by the Adviser or payable to third parties in performing due diligence on prospective investments, monitoring our investments and, if necessary, enforcing our rights; (5) amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments; (6) brokerage fees and commissions; (7) federal and state registration fees; (8) exchange listing fees; (9) federal, state, and local taxes; (10) costs of offerings or repurchases of our common stock and other securities; (11) the base management fee and incentive fees payable under the Investment Advisory Agreement; (12) distributions on our common stock and other securities, as applicable; (13) administration fees payable to the Administrator under the Administration Agreement; (14) transfer agent and custody fees and expenses; (15) independent director fees and expenses; (16) the costs of any reports, proxy statements, or other notices to our stockholders, including printing costs; (17) costs of holding meetings of our stockholders; (18) litigation, indemnification, and other non-recurring or extraordinary expenses; (19) fees and expenses associated with marketing and investor relations efforts; (20) dues, fees, and charges of any trade association of which we are a member; (21) direct costs and expenses of administration and operation, including printing, mailing, telecommunications, and staff, including fees payable in connection with outsourced administration functions; (22) fees and expenses associated with independent audits and outside legal costs; (23) fidelity bond; (24) directors’ and officers’/errors and omissions liability insurance, and any other insurance premiums; (25) costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws; and (26) all other expenses reasonably incurred by us or the Administrator in connection with administering our business or incurred by the Administrator on our behalf, such as the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including, but not limited to, rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer, and their respective support staff.

License Agreement

We have entered into a license agreement, or the “License Agreement,” with the Adviser, pursuant to which the Adviser has granted us a non-exclusive, royalty-free license to use the “Sound Point” name and logo. Under the License Agreement, we have a right to use the “Sound Point” name and logo for so long as the Adviser or one of its affiliates remains our investment adviser. The License Agreement is terminable by either party at any time in its sole discretion upon 60 days’ prior written notice and is also terminable by the Adviser in the case of certain events, including certain events of non-compliance. Other than with respect to this license, we have no legal right to the “Sound Point” name and logo.

The Administrator and the Administration Agreement

We have entered into the Administration Agreement, pursuant to which the Administrator furnishes us with office facilities, equipment, and clerical, bookkeeping, and record-keeping services at such facilities. Under the Administration Agreement, the Administrator performs, or arranges for the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders. In addition, the Administrator provides us with accounting services, assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns, monitors our compliance with tax laws and regulations, and prepares, and assists us with any audits by an independent public accounting firm of, our financial statements. The Administrator is also responsible for the printing and dissemination of reports to our stockholders and the maintenance of our website. It provides support for our investor relations, generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others, and provides such other administrative services as we may from time to time designate. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. To the extent the Administrator outsources any of its functions, we pay the fees on a direct basis, without profit to the Administrator.

Certain accounting and other administrative services have been delegated by the Administrator to SS&C ALPS. The Administration Agreement may be terminated by us without penalty upon not less than 60 days’ written notice to the Administrator and by the Administrator upon not less than 90 days’ written notice to us. The Administration Agreement will remain in effect if approved by the board of directors, including by a majority of our independent directors, on an annual basis.

When considering the approval of the Administration Agreement, the board of directors considers, among other factors, (i) the reasonableness of the compensation paid by us to the Administrator and any third-party service providers in light of the services provided, the quality of such services, any cost savings to us as a result of the arrangements, and any conflicts of interest, (ii) the methodology employed by the Administrator in determining how certain expenses are allocated to the Company, the Adviser and other relevant persons, (iii) the breadth, depth, and quality of such administrative services provided, (iv) the at-cost nature of the compensation provided by the Adviser to the Company, and (v) the possibility of obtaining such services from a third party.

Limitation on Liability and Indemnification. The Administration Agreement provides that the Administrator and its officers, directors, employees, agents, control persons, and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) or losses sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations under the Administration Agreement. The Administration Agreement also provides for indemnification by us of the Administrator’s members, directors, officers, employees, agents, control persons, and affiliates for liabilities incurred by them in connection with their services to us, subject to the same limitations and to certain conditions.

Legal Proceedings

We and our Adviser are not currently subject to any material legal proceedings.

In April 2023, the staff of the SEC’s Division of Enforcement (the “SEC Staff”) informed Sound Point Capital Management, the majority owner of our Adviser, that it was conducting an investigation. The SEC’s focus concerns, among other things, the adequacy of Sound Point Capital Management’s policies and procedures regarding managing and controlling information when trading in CLO securities. Sound Point Capital Management has been fully cooperating with the SEC Staff.

Sound Point Capital Management is currently engaged in discussions regarding the potential resolution of this matter. Any resolution remains subject to approval by the SEC and Sound Point Capital Management.

We do not anticipate that this matter and/or any related settlement will have a material adverse impact on our business, financial condition or results of operations, or on the ability of our Adviser to perform its obligations to us under the Investment Advisory Agreement.

MANAGEMENT

Our board of directors is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Our directors may appoint officers who assist in managing our day-to-day affairs.

The Board of Directors

The board of directors currently consists of five members, three of whom are not “interested persons” (as defined in the 1940 Act) of us. We refer to these directors as our “independent directors.”

Under our certificate of incorporation and bylaws, our board of directors is divided into three classes with staggered three-year terms. The term of only one of the three classes expires at each annual meeting of our stockholders. The classification of our board of directors across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

Duties of Directors; Meetings and Committees

Under our certificate of incorporation, our board of directors is responsible for managing our affairs, including the appointment of advisers and sub-advisers. The board of directors appoints officers who assist in managing our day-to-day affairs.

The board of directors has appointed Stephen J. Ketchum as Chairperson. The Chairperson presides at meetings of the board of directors and may call meetings of the board and any committee whenever he deems necessary. The Chairperson participates in the preparation of the agenda for meetings of the board of directors and the identification of information to be presented to the board of directors with respect to matters to be acted upon by the directors. The Chairperson also acts as a liaison with our management, officers, and attorneys and the other directors generally between meetings. The Chairperson may perform such other functions as may be requested by the board of directors from time to time. Except for any duties specified in this prospectus or pursuant to our certificate of incorporation or bylaws, or as assigned by the board of directors, the designation of a director as Chairperson does not impose on that director any duties, obligations, or liability that are greater than the duties, obligations, or liability imposed on any other director, generally.

The board of directors believes that this leadership structure is appropriate because it allows the board of directors to exercise informed judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of directors and the full board of directors in a manner that enhances effective oversight. The board of directors also believes that having a majority of independent directors is appropriate and in the best interest of our stockholders. Nevertheless, the board of directors also believes that having interested persons serve on the board of directors brings corporate and financial viewpoints that are, in the board of directors’ view, crucial elements in its decision-making process. In addition, the board of directors believes that Stephen J. Ketchum and Ujjaval Desai provide the board of directors with the Adviser’s perspective in managing and sponsoring us. The leadership structure of the board of directors may be changed, at any time and in the discretion of the board of directors, including in response to changes in circumstances or our characteristics.

Committees of the Board of Directors

The board of directors has established two standing committees: the audit committee and the governance and nominating committee. The current membership of each committee is set forth below. Interested directors are generally able to attend and participate in any committee meeting, as appropriate.

Audit	Governance and Nominating
Steven Lipiner (Chairperson)	Douglas T. Healy (Chairperson)
Douglas T. Healy	Lana Lewin-Ross
Lana Lewin-Ross	Steven Lipiner

Audit Committee

All of the members of the audit committee are independent directors, and each member is financially literate with at least one having accounting or financial management expertise. The board of directors has adopted a written charter for the audit committee. The audit committee recommends to the full board of directors the independent registered public accounting firm for us, oversees the work of the independent registered public accounting firm in connection with our audit, communicates with the independent registered public accounting firm on a regular basis, and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. The audit committee is also responsible for establishing guidelines and making recommendations to our board of directors regarding the valuation of our investments, which are considered when the board of directors determines in accordance with the 1940 Act the value of our investments as described under “Determination of Net Asset Value.” Steven Lipiner serves as Chairperson of the audit committee. The audit committee also functions as our qualified legal compliance committee and is responsible for the confidential receipt, retention, and consideration of any report of evidence of (1) a material violation of applicable federal or state securities law, (2) a material breach of fiduciary duty arising under federal or state law, or (3) a similar material violation of any federal or state law by us or any of our officers, directors, employees, or agents that has occurred, is ongoing, or is about to occur.

Governance and Nominating Committee

The governance and nominating committee (the “nominating committee”) comprises all of the independent directors. The nominating committee periodically reviews the committee structure, conducts an annual self-assessment of the board of directors, and makes the final selection and nomination of candidates to serve as independent directors. In addition, the nominating committee makes recommendations regarding the compensation of the Company’s independent directors for approval by the board as there is no separate compensation committee of the Company. The board of directors nominates and selects our interested directors and the officers. Douglas T. Healy serves as Chairperson of the nominating committee.

In reviewing a potential nominee and in evaluating the re-nomination of current independent directors, the nominating committee will generally evaluate and consider the following: (1) the nominee’s qualifications for board membership and independence from our Investment Adviser and other principal service providers; (2) the effect of any relationships delineated in the 1940 Act or other types of relationship, including, but not limited to, business, financial, or family relationships with the Investment Adviser or other principal services providers, which might affect the nominee’s independence; (3) the nature of and time involved in a nominee’s service on other boards, and whether such service would impair the nominee’s ability to objectively and effectively serve on the board of direct; and (4) the potential existence of material conflicts of interest, if any. In determining a nominee’s qualifications, the nominating committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the board of directors.

The nominating committee shall periodically review the composition of the board and each committee thereof and the backgrounds and qualifications of the board of directors and committee members to determine whether it may be appropriate to recommend adding or removing any directors. In the event that a vacancy arises or a change in membership is determined to be advisable, the nominating committee will, in addition to any stockholder recommendations, consider candidates identified by other means, including candidates proposed by members of the nominating committee. The nominating committee may retain a consultant to assist it in a search for a qualified candidate. The nominating committee has adopted procedures for the selection of independent directors.

The nominating committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as independent directors, but the nominating committee will consider such factors as it may deem are in the best interests of the Company and the stockholders. Such factors may include the individual’s professional experience, education, skills, and other individual qualities or attributes, including gender, race, or national origin.

For any stockholder recommendation for an independent director nominee to be included in our proxy statement, it must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act to be considered by the nominating committee. In evaluating a nominee recommended by a stockholder, the nominating committee, in addition to the criteria discussed above, may consider the objectives of the stockholder in submitting that nomination and whether such objectives are consistent with the interests of all stockholders. If the board of directors determines to include a stockholder’s candidate among the slate of nominees, the candidate’s name will be placed on our proxy card. If the stockholder has satisfied the requirements of Rule 14a-8, but the nominating committee or the board of directors determines not to include the candidate recommended by the stockholder among the board of directors’ designated nominees, the stockholder’s candidate will be treated as a nominee of the stockholder and will not be named on the proxy card distributed with our proxy statement.

A stockholder who is entitled to vote at the applicable annual meeting and who intends to nominate a director must comply with the advance notice procedures in our bylaws. To be timely, a stockholder’s notice must be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at our principal executive offices addressed to the attention of the Secretary not less than ninety (90) days nor more than one hundred twenty (120) days in advance of the anniversary of the date our proxy statement was released to the stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder must be received by the Secretary not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the seventh (7th) day following the day on which public announcement of the date of such meeting is first made. Such stockholder’s notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (a) the name, age, business address, and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of our capital stock that are beneficially owned by the person, and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations of the SEC under Section 14 of the Exchange Act, and (ii) as to the stockholder giving the notice, (a) the name and record address of the stockholder, and (b) the class and number of shares of our capital stock that are beneficially owned by the stockholder. We may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director.

Stockholders may communicate with the directors as a group or individually. Any such communication should be sent to the board of directors or an individual director c/o the Secretary of the Company at the following address: 375 Park Avenue, 34th Floor, New York, NY 10152. The Secretary may determine not to forward any letter to directors that does not relate to the business of the Company.

Risk Oversight

As a registered investment company, we are subject to a variety of risks, including investment risks, financial risks, compliance risks, and operational risks. As part of its overall activities, the board of directors oversees the management of our risk management structure by various departments of the Adviser and the Administrator, as well as by our chief compliance officer. The responsibility to manage our risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities.

The board of directors recognizes that it is not possible to identify all of the risks that may affect us or to develop processes and controls to manage them. The board of directors discharges risk oversight as part of its overall activities. In addressing issues regarding our risk management between meetings, appropriate representatives of the Adviser communicate with the Chairperson of the board of directors, the relevant committee chair or our chief compliance officer, who is directly accountable to the board of directors. As appropriate, the Chairperson of the board of directors and the committee chairs confer among themselves, with our chief compliance officer, the Adviser, other service providers, and external fund counsel to identify and review risk management issues that may be placed on the board of director’s agenda and/or that of an appropriate committee for review and discussion with management.

Compliance Policies and Procedures

We have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. The chief compliance officer is responsible for administering the policies and procedures.

Biographical Information about each Director

Information about our directors is as follows:

Name, Address(1) and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships
Interested Directors

Stephen J. Ketchum(2) Age: 62	Chairman	Since inception	Chief Investment Officer and Managing Partner of Sound Point Capital Management since 2008.	Spectacle Bidco Holdings Inc., New York Police and Fire Widows’ and Children’s Benefit Fund, Museum of the City of New York, CitySquash.

Ujjaval Desai(3) Age: 51	Chief Executive Officer	Since inception	Head of Structured Products and Investing of Sound Point Capital Management and Portfolio Manager for Sound Point Harbor Fund, LP since 2019, and Portfolio Manager for Sound Point CLO Fund, L.P. Fund since 2020.	None.

Independent Directors

Douglas T. Healy Age: 59	Director & Chairperson of the Nominating Committee	Since March 19, 2024	Senior Advisor to EXOS Financial LLC since August, 2018.	American Equity Investment Life Holding Company.

Steven Lipiner Age: 63	Director & Chairperson of the Audit Committee	Since March 19, 2024	Chief Operating Officer of State Street Global Advisors from 2022-2023, and Chief Financial Officer of State Street Global from 2015-2022.	The dimock Center, RIZE Massachusetts, Baruch College Fund.

Lana Lewin-Ross Age: 56	Director	Since March 19, 2024	Managing Director of Credit Suisse from 1996-2021.	None.

(1)	The business address of each our directors is c/o Sound Point Meridian Management Company, LLC, 375 Park Avenue, 34th Floor, New York, NY 10152.
(2)	Stephen J. Ketchum is an interested director due to his position with Sound Point Capital Management.
(3)	Ujjaval Desai is an interested director due to his position as our Chief Executive Officer and his position with Sound Point Capital Management.

Other than as disclosed in the table above, none of our directors serves, nor have they served during the last five years, on the board of directors of another company registered pursuant to Section 12 of the Exchange Act (or subject to the reporting requirements of Section 15(d) of the Exchange Act) or registered under the 1940 Act (including any other companies in a fund complex with us).

In addition to the description of each director’s “Principal Occupation(s)” set forth above, the following provides further information about each director’s specific experience, qualifications, attributes, or skills that led to the conclusion that they should serve as a director. The information in this section should not be understood to mean that any of the directors is an “expert” within the meaning of the federal securities laws.

Although the nominating committee has general criteria that guides its choice of candidates to serve on the board of directors (as discussed above under “— Committees of the Board of Directors”), there are no specific required qualifications for membership on the board of directors. The board of directors believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each director represent a diversity of experiences and a variety of complementary skills. When considering potential nominees to fill vacancies on the board of directors, and as part of its annual self-evaluation, the board of directors reviews the mix of skills and other relevant experiences of the directors.

Independent Directors

Douglas T. Healy. Mr. Healy has served on our Board of Directors and as Chairperson of the Nominating Committee since March 2024. Since 2018, Mr. Healy has served as Senior Adviser to EXOS Financial LLC. In 2017, Mr. Healy and his wife founded Sunset Ridge Advisors, a consultancy established to advance the effective management of complex projects for global non-profits who strive to mitigate the challenges of poverty and improve access to education and healthcare in the developing world. From 2006 to 2017, Mr. Healy was a Managing Director and Key Account Manager at Credit Suisse New York, where he led the global firm-to-firm relationships with some of the bank’s largest insurance and asset management clients. Prior to joining Credit Suisse, Mr. Healy worked at AXA Investment Managers in Paris and New York from 1997 to 2006, and held a number of positions, including Head of Global Fixed Income Research, Founder and Global Head of AXA Multimanager, and Head of US Fixed Income, building and managing three asset management capabilities. From 2014 to 2016, he was also a member of the Board of Directors and Treasurer of the Africa Schoolhouse Foundation, and he also served as an independent director on the Board of Directors of Varagon Capital Partners from 2020 to 2023. Since 2011, Mr. Healy has served on the Board of Directors and as Treasurer of the Eagle Academy Foundation, a network of six innovative public schools for boys of color in New York City and Newark, NJ. He currently also serves as an independent director on the Board of Directors of American Equity Investment Life Holding Company (NYSE: AEL), a public annuity and alternative asset management firm. Mr. Healy earned his B.A. from Dartmouth College and the Chartered Financial Analyst designation in 1994.

Steven Lipiner. Mr. Lipiner has served on our Board of Directors and as Chairperson of the Audit Committee since March 2024. Formerly, Mr. Lipiner served as Chief Operating Officer of State Street Global Advisors from 2022-2023, and as Chief Financial Officer from 2015 to 2022. He also served on the Board of Directors and as a member of the Audit Committee of State Street Global Advisors Trust Company from 2017-2023. Additionally, Mr. Lipiner served as Chief Financial Officer for Bank of New York Mellon Investment Management (and formerly Mellon Institutional Asset Management) from 2002 to 2015. Mr. Lipiner currently serves on the Board of Directors and on the Finance Committee of Dimock Center, a health and human services center in Boston. Since 2023, he has also served on the Board of Directors and as Treasurer of RIZE Massachusetts, a non-profit foundation dedicated to ending the opioid epidemic in Massachusetts. Mr. Lipiner earned his B.A. from State University of New York (Buffalo) and an M.B.A. from City University of New York at Baruch College.

Lana Lewin-Ross. Ms. Lewin has served on our Board of Directors since March 2024. Previously, Ms. Lewin was a Managing Director at Credit Suisse until 2021. During her 25-year career in Credit Suisse, she served as client relationship leader for the Private Fund Group, executing private equity fund capital raising mandates, as well as sourcing general partner-led secondary and continuation vehicle transactions. From 2011 to 2019, Ms. Lewin served as a member of the Board of Directors of Planned Parenthood of New York City (“PPNYC”) in a number of positions, including as a member of the Executive Committee, Governance Committee, and Finance Committee. During her time at PPNYC, she also served as Chair of the Finance Committee, Chair of the Endowment’s Investment Committee, and as Treasurer. Ms. Lewin earned her B.A. from University of North Carolina at Chapel Hill and an M.B.A. from Harvard Business School.

Interested Directors

Stephen J. Ketchum. Information regarding Mr. Ketchum is included under “The Adviser and the Administrator — Portfolio Managers” above.

Ujjaval Desai. Information regarding Mr. Desai is included under “The Adviser and the Administrator — Portfolio Managers” above.

Officers

Information regarding our officers who are not directors is as follows:

Name, Address and Age(1)	Positions Held with the Company	Term of Office(2) and Length of Time Served	Principal Occupation(s) During the Last Five Years
Ivana Kovačić Age: 47	Chief Compliance Officer	Since March 19, 2024	Deputy Chief Compliance Officer, SS&C Registered Fund Services and Vice President (2021-Present), Assistant Vice President, Regulatory Compliance Manager (2020-2021), Senior Compliance Analyst at Jennison Associates (2013-2019).

Kevin Gerlitz Age: 65	Chief Financial Officer	Since March 19, 2024	Chief Financial Officer of the Adviser.

Andrea Sayago Age: 49	Secretary	Since March 19, 2024	Chief Compliance Officer, Associate General Counsel of the Adviser (2022-Present), Chief Compliance Officer (2011-2022).

(1)	The business address for each of our officers is c/o Sound Point Meridian Management Company, LLC, 375 Park Avenue, 34th Floor, New York, NY 10152.
(2)	Each of our officers holds office until their successors are chosen and qualified, or until their earlier resignation or removal.

Ivana Kovačić. Ms. Kovačić has served as our Chief Compliance Officer since March 2024. Ms. Kovačić has served as Deputy Chief Compliance Officer and Vice President of ALPS Holdings, Inc. since 2021. Ms. Kovačić joined ALPS Fund Services, Inc. in March 2020, and served as Assistant Vice President and Regulatory Compliance Manager, overseeing the Chief Compliance Officer support team. Prior to joining ALPS Holdings, Inc., Ms. Kovačić served as Senior Compliance Analyst at Jennison Associates from 2013-2019 and a Senior Compliance Associate at Lord Abbett & Co., LLC, from 2005 to 2013. Ms. Kovačić is also a Registered Representative of ALPS Distributors, Inc. a Certified Securities Compliance Professional (CSCP), and a Certified Investment Company Compliance Professional (CICCP). Ms. Kovačić earned her B.A. from Rutgers College – Rutgers University and an M.B.A. from Baruch College – Zicklin School of Business.

Kevin Gerlitz. Mr. Gerlitz has served as our Chief Financial Officer since March 2024. Mr. Gerlitz currently also serves as the Chief Financial Officer of Sound Point Capital Management and serves on numerous committees of Sound Point Capital Management, including: Management, Strategic Planning, Compliance, Best Execution, Allocation, Conflicts, Risk, Valuation, and ESG. Prior to joining Sound Point Capital Management in 2008, Mr. Gerlitz served as the Chief Financial Officer and Chief Operating Officer of Raven Asset Management from 2005 to 2010, where he implemented and managed all accounting, financial reporting, operations and technology needs, resulting in an $800 million asset growth over a two-year period. Mr. Gerlitz earned his A.D. in Business Administration from State University of New York at Farmingdale.

Andrea Sayago. Ms. Sayago has served as our Secretary since March 2024. Ms. Sayago currently also serves as the Chief Compliance Officer and Associate General Counsel of Sound Point Capital Management. Prior to joining Sound Point in 2022, Ms. Sayago spent 17 years at Cowen Investment Management, serving as Chief Compliance Officer since 2011. At Cowen, she managed and administered a compliance program covering a broad range of public market and private investment strategies across six affiliated registered investment advisors. Ms. Sayago began her career at Debevoise & Plimpton, where she represented hedge fund sponsors in connection with the development, formation and operation of domestic and offshore hedge funds, fund of hedge funds and registered investment companies. Ms. Sayago earned a B.A. in Political Science from the University of Vermont and a J.D., magna cum laude, from New York Law School. Ms. Sayago is a member of the New York State bar.

Director Compensation

The following table sets forth certain information with respect to the compensation of each director expected to be paid for the fiscal year ending March 31, 2025.

Name of Director/Nominee	Aggregate Compensation from the Company(1)
Independent Directors
Douglas T. Healy	$125,000
Lana Lewin-Ross	$125,000
Steven Lipiner	$125,000

(1)	We do not maintain a pension plan or retirement plan for any of our directors.

As compensation for serving on our board of directors, each of our independent directors receives an annual fee of $125,000, which fees will begin to accrue upon the commencement of this offering, as well as reasonable out-of-pocket expenses incurred in attending such meetings. No compensation is, or is expected to be, paid by us to directors who are “interested persons” of us, as such term is defined in the 1940 Act, or our officers. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

Director Ownership of Shares of Our Common Stock

The table below sets forth the dollar range of the value of our common stock that is expected to be owned beneficially by each director immediately after the completion of this offering. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)	Dollar Range of Equity Securities in the Fund Complex(1)
Interested Directors
Stephen J. Ketchum	Over $100,000	Over $100,000
Ujjaval Desai	Over $100,000	Over $100,000
Independent Directors
Douglas T. Healy	None	None
Lana Lewin-Ross	None	None
Steven Lipiner	None	None

(1)	Dollar ranges are as follows: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or over $100,000.
(2)	Reflects intended ownership in connection with this offering. No shares were owned as of the date of this prospectus.

DETERMINATION OF NET ASSET VALUE

We determine the NAV per share of our common stock by dividing the value of our portfolio investments, cash and other assets (including interest accrued but not collected) less all of our liabilities (including accrued expenses, the aggregate liquidation preference of our preferred stock, borrowings and interest payables) by the total number of outstanding shares of our common stock on a quarterly basis (or more frequently, as appropriate). The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Pursuant to Rule 2a-5, our board has elected to designate the Adviser as “valuation designee” to perform fair value determinations in respect of our portfolio investments that do not have readily available market quotations.

We account for our investments in accordance with GAAP, and fair value our investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures of the Financial Accounting Standards Board’s Accounting Standards Codification, as amended, which defines fair value, establishes a framework for measuring fair value, and requires enhanced disclosures about fair value measurements. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date.

In valuing our investments in CLO debt, CLO equity and loan accumulation facilities, the Adviser considers a variety of relevant factors, including price indications from multiple dealers, or as applicable, a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities, and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cashflows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates, and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

Specifically, we utilize a third-party pricing service in connection with the valuation of our investments in CLO debt. However, if pricing from such third-party pricing service is determined to be stale or otherwise not reflective of current market conditions, we may use an average of independent broker quotes to determine fair value. We engage a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not rely on such advice in determining the fair value of our investments in accordance with the 1940 Act.

Our investment portfolio is valued at least each quarter, in accordance with the Adviser’s valuation policies and procedures. Fair valuations are ultimately determined by the Adviser’s valuation sub-committee, which comprises a majority of non-investment personnel. Our board of directors oversees the valuation designee and the process that it uses to determine the fair value of our assets. In this regard, our board of directors receives periodic and, as applicable, prompt reporting regarding certain material valuation matters, as required by Rule 2a-5 under the 1940 Act.

DISTRIBUTION POLICY

Regular Distributions

We intend to make regular monthly cash distributions of all or a portion of our investment company taxable income to holders of our common stock. We also intend to make at least annual distributions of all or a portion of our “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses) as described below. Any dividends to our holders of our common stock will be declared out of assets legally available for distribution.

We anticipate declaring a distribution of approximately $0.30 per share of common stock for the month of July (assuming that the first month will cover a period of six weeks), and $0.20 per share of common stock for the months of August and September (in each case, if continued, such amount to equal approximately 12% annualized of our initial public offering price per share) payable to holders of our common stock, including investors in this offering. If our distributions exceed our investment company taxable income in a tax year, such excess will represent a return of capital, which is in effect a partial return of the amount a stockholder invested in us. Stockholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net investment income or profit when they are not. Stockholders should not assume that the source of a distribution from us is net investment income or profit, and our distributions should not be used as a measure of performance or confused with yield or income. A return of capital will lower a shareholder’s tax basis in his or her shares, which could result in shareholders having to pay higher taxes in the future when shares are sold, even when shares are sold at a loss from the original investment. Additionally, in order to maintain a stable level of distributions, we may at times pay out less than all of our investment income or pay out accumulated undistributed income in addition to current net investment income. No assurance can be given that we will be able to declare such distributions in future periods, and our ability to declare and pay distributions will be subject to a number of factors, including our results of operations.

At times, in order to maintain a stable level of distributions, we may pay out less than all of our investment income or pay out accumulated undistributed income in addition to current net investment income. Our expenses will be accrued each day. To the extent that our net investment income for any year exceeds the total monthly distributions paid during the year, we intend to make a special distribution at or near year-end of such excess amount as may be required. Over time, we expect that all of our investment company taxable income will be distributed.

Capital Gains Distributions

The 1940 Act currently limits the number of times we may distribute long-term capital gains in any tax year, which may increase the variability of our distributions and result in certain distributions being more weighted to long-term capital gains eligible for favorable income tax rates. In the future, the Adviser may seek approval of our board of directors to implement a managed distribution plan for us. The managed distribution plan would be implemented pursuant to an exemptive order that we would intend to obtain from the SEC granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit us to include long-term capital gains as a part of our regular distributions to holders of our common stock more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). If we implement a managed distribution plan, we would do so without a vote of holders of our common stock. There can be no assurance that we will implement such a plan, nor can there be any assurance that SEC relief will be obtained.

At least annually, we intend to distribute any net capital gains (which is the excess of net long-term capital gains over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gains and pay federal income tax on the retained gain. As provided under federal tax law, if we retain all or a portion of such gains and make an election, holders of our common stock of record as of the end of our taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by us. We may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

RIC Tax Qualification

We intend to elect to be treated and to qualify each year as a RIC under the Code. Accordingly, we intend to satisfy certain requirements relating to sources of our income and diversification of our total assets and to satisfy certain distribution requirements so as to maintain our RIC status and to avoid paying U.S. federal income or excise tax thereon. To the extent we qualify for treatment as a RIC and satisfy the applicable distribution requirements, we will not be subject to U.S. federal income tax on income paid to holders of our common stock in the form of dividends or capital gains distributions.

As a RIC, we are not subject to federal income tax on our investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, that we distribute in each taxable year to holders of our common stock, provided that we distribute an amount at least equal to the sum of 90% of our investment company taxable income and 90% of our net tax-exempt interest income for such taxable year. We intend to distribute to holders of our common stock, at least annually, substantially all of our investment company taxable income, net tax-exempt income, and net capital gains. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that we generally distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (taking into account certain deferrals and elections) for such year, (ii) 98.2% of our capital gains net income, generally computed on the basis of the one-year period ending on October 31 of such year, and (iii) 100% of any ordinary income and capital gains net income from the prior year (as previously computed) that were not paid out during such year and on which we paid no U.S. federal income tax.

Additional Information

The tax treatment and characterization of our distributions may vary substantially from time to time because of the varied nature of our investments. If our total monthly distributions in any year exceed the amount of our current and accumulated earnings and profits, any such excess would generally be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Under the 1940 Act, for any distribution that includes amounts from sources other than net income (calculated on a book basis), we are required to provide holders of our common stock a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. A return of capital is a distribution to holders of our common stock that is not attributable to our earnings but represents a return of part of the stockholder’s investment. If our distributions exceed our current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the stockholder’s tax basis in our common stock (thus reducing a stockholders adjusted tax basis in his or her common stock), and thereafter as capital gains assuming our common stock is held as a capital asset. Upon the sale of shares of our common stock, a stockholder generally will recognize capital gains or loss equal to the difference between the amount realized on the sale and the stockholder’s adjusted tax basis in our common stock sold. For example, in year one, a stockholder purchased 100 shares of common stock at $10 per share. In year two, the stockholder received a $1-per-share return of capital distribution, which reduced the basis in each share by $1, to give the stockholder an adjusted basis of $9 per share. In year three, the stockholder sells these 100 shares for $15 per share. Assuming no other transactions during this period, the stockholder would have a capital gain in year three of $6 per share ($15 minus $9) for a total capital gain of $600.

DIVIDEND REINVESTMENT PLAN

We have established an automatic DRIP. Each registered holder of at least one full share of our common stock will be automatically enrolled in the DRIP. Under the DRIP, distributions on shares of our common stock are automatically reinvested in additional shares of our common stock by SS&C GIDS, Inc., or the “DRIP Administrator,” unless a stockholder opts out of the DRIP. Holders of our common stock who receive distributions in the form of additional shares of our common stock are nonetheless required to pay applicable federal, state, and local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Holders of shares of our common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) generally will receive all distributions in cash.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be credited to each participant is determined by dividing the aggregate dollar amount of the distribution by 95% of the closing market price per share on the payment date, provided that if 95% of the closing market price per share on the payment date is below our last determined NAV per share, then the number of shares to be credited to each participant’s account pursuant to the DRIP will be determined by dividing the aggregate dollar amount of the distribution by the lesser of (i) our last determined NAV per share and (ii) the closing market price per share. The market price per share on that date will be the closing price for such shares on the New York Stock Exchange (“NYSE”) or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the DRIP Administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There are no brokerage charges with respect to shares of common stock issued directly by us. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.03 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of our common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Administrator in writing at 430 W 7th Street, Suite 219360, Kansas City, MO 64105-1407. The DRIP Administrator will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Administrator electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Administrator in writing at 430 W 7th Street, Suite 219360, Kansas City, MO 64105-1407. Such termination will be effective immediately if the notice is received by the DRIP Administrator prior to any distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such distribution, with respect to any subsequent distribution. If a holder of our common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of our common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Administrator will sell their full and fractional shares and send them the proceeds, less brokerage trading fees of $0.03 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Administrator may terminate such stockholder’s participation in the DRIP after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Administrator in writing at 430 W 7th Street, Suite 219360, Kansas City, MO 64105-1407. If received in proper form by the DRIP Administrator before the record date of a distribution, the election will be effective with respect to all distribution paid after such record date. If a stockholder wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Administrator will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP may indicate that changes are desirable. Accordingly, we and the DRIP Administrator reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any distribution by us.

All correspondence or additional information about the DRIP should be directed to 430 W 7th Street, Suite 219360, Kansas City, MO 64105-1407.

CONFLICTS OF INTEREST

Affiliations of the Adviser

Our executive officers and directors, and the Adviser and its officers and employees, including the Investment Team, have several conflicts of interest as a result of the other activities in which they engage. The Adviser is affiliated with other entities engaged in the financial services business. These other relationships may cause the Adviser’s and certain of its affiliates’ interests, and the interests of their officers and employees, including the Investment Team, to diverge from our interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in our best interest. The Adviser and its affiliates have entered into, and may in the future enter into, additional business arrangements with certain of our stockholders. In addition, the Adviser and its affiliates may in the future own, directly or indirectly, interests in another asset or CLO manager.

Other Accounts

The Adviser is responsible for the investment decisions made on our behalf. There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar, or different investment objectives, philosophies, and strategies as those used by the Adviser for our account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between us and any other account managed by such person. See “— Allocations of Opportunities” below. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers, or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates may hold certain investments in CLOs, such as equity tranches, which conflict with the positions held by other accounts in such CLOs, such as us. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliate will have a conflict of interest, as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including us.

Our executive officers and directors, as well as other current and potential future affiliated persons, officers, and employees of the Adviser and certain of its affiliates, may serve as officers, directors, or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that we intend to pursue. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders.

Further, the professional staff of the Adviser and Administrator will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement and Administration Agreement, respectively. However, such persons may be committed to providing investment advisory and other services for other clients and engage in other business ventures in which we have no interest. In addition, payments under the Administration Agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead. See “The Adviser and the Administrator — The Administrator and the Administration Agreement” above. As a result of these separate business activities, the Adviser and Administrator may have conflicts of interest in allocating management and administrative time, services, and functions among us and its affiliates and other business ventures or clients.

Allocations of Opportunities

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted policies and procedures pursuant to which they allocate investment opportunities appropriate for more than one client account in a manner deemed appropriate in their sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax, or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage, or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Investment Advisers Act of 1940, or the “Advisers Act,” the 1940 Act and other applicable laws. In addition, an account managed by the Adviser, such as us, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser. There is no assurance that such opportunities will be allocated to any particular account equitably in the short-term or that any such account, including us, will be able to participate in all investment opportunities that are suitable for it.

Valuation

The market for CLO securities is more limited than the market for other credit-related investments. As a result, we value, and the Adviser reviews and determines, in good faith, in accordance with the 1940 Act, the value of, these securities based on relevant information compiled by the Adviser and third-party pricing services (when available) as described under “Determination of Net Asset Value.” Our interested directors are associated with the Adviser and have an interest in the Adviser’s economic success. The participation of the Adviser’s investment professionals in our valuation process, and the interest of our interested directors in the Adviser, could result in a conflict of interest as the management fee paid to the Adviser is based, in part, on our net assets.

Co-Investments and Related Party Transactions

In the ordinary course of business, we may enter into transactions with persons who are affiliated with us by reason of being under common control of the Adviser or its affiliates. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between us, the Adviser and its affiliates and our employees, officers, and directors. We will not enter into any such transactions unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval of our board of directors or exemptive relief for such transaction. Our affiliations may require us to forgo attractive investment opportunities. For example, we may be limited in our ability to invest in CLOs managed by certain affiliates of the Adviser.

In certain instances, we expect to co-invest on a concurrent basis with other accounts managed by certain of the Adviser’s affiliates, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. We and the Adviser received exemptive relief from the SEC on May 15, 2024, to permit us and certain of our affiliates to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, or certain of its affiliates, subject to certain conditions. A copy of our application for exemptive relief, including all of the conditions and the related order, is available on the SEC’s website at www.sec.gov.

Material Non-Public Information

By reason of the advisory and/or other activities of the Adviser and its affiliates, the Adviser and its affiliates may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities. The Adviser will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, it may not be able to initiate a transaction for our account that it otherwise might have initiated. As a result, we may be frozen in an investment position that we otherwise might have liquidated or closed out or may not be able to acquire a position that we might otherwise have acquired.

Code of Ethics and Compliance Procedures

In order to address the conflicts of interest described above, we have adopted a code of ethics under Rule 17j-l under the 1940 Act. Similarly, the Adviser has separately adopted the “Adviser Code of Ethics.” The Adviser Code of Ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including us), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible, and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. In addition, each code of ethics is incorporated by reference as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov.

Our directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture, and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees, and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary of certain U.S. federal income tax consequences generally applicable to the purchase, ownership and disposition of our common stock, which will be referred to as “stock,” issued as of the date of this prospectus. Unless otherwise stated, this summary deals only with our securities held as capital assets for U.S. federal tax purposes (generally, property held for investment).

As used herein, a “U.S. holder” means a beneficial owner of the securities that is for U.S. federal income tax purposes any of the following:

●	an individual citizen or resident of the United States;

●	a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	a trust if it (a) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable United States Treasury regulations, or “Treasury Regulations,” to be treated as a United States person; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

The term “non-U.S. holder” means a beneficial owner of the securities (other than a partnership or any other entity or other arrangement treated as a partnership for U.S. federal income tax purposes) that is not a U.S. holder.

An individual may, subject to exceptions, be deemed to be a resident of the United States for U.S. federal income tax purposes, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding calendar year, and one-sixth of the days present in the second preceding calendar year. Individuals who are residents for such purposes are subject to U.S. federal income tax as if they were United States citizens.

This summary does not represent a detailed description of the U.S. federal income tax consequences applicable to you, as a holder of our securities, if you are a person subject to special tax treatment under the U.S. federal income tax laws, including, without limitation:

●	a dealer in securities or currencies;

●	a financial institution;

●	a RIC;

●	a real estate investment trust;

●	a tax-exempt organization;

●	an insurance company;

●	a person holding the securities as part of a hedging, integrated, conversion or constructive sale transaction or a straddle;

●	a person subject to the special accounting rules under Section 451(b) of the Code;

●	a trader in securities that has elected the mark-to-market method of accounting for their securities;

●	a person subject to alternative minimum tax;

●	a partnership or other pass-through entity for U.S. federal income tax purposes;

●	a U.S. holder whose “functional currency” (as defined in Section 985 of the Code) is not the U.S. dollar;

●	a CFC;

●	a PFIC; or

●	a United States expatriate or foreign persons or entities (except to the extent set forth below).

If a partnership (including any entity classified or arrangement treated as a partnership for U.S. federal income tax purposes) holds the securities, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partnership or a partner in a partnership holding our securities, you should consult your own tax advisors regarding the tax consequences of an investment in our securities.

This summary is based on the Code, Treasury Regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those summarized below. This summary does not represent a detailed description of the U.S. federal income tax consequences that may be applicable to you in light of your particular circumstances and does not address the effects of any aspects of U.S. estate or gift, or state, local or non-U.S. income, estate, or gift tax laws. It is not intended to be, and should not be construed to be, legal or tax advice to any particular purchaser of our securities. We have not sought and will not seek any ruling from the Internal Revenue Service, or the “IRS.” No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. You should consult your own tax advisors concerning the particular U.S. federal income tax consequences to you of the ownership of our securities, as well as the consequences to you arising under the laws or other guidance of any other taxing jurisdiction.

Important U.S. Federal Income Tax Considerations Affecting Us

We intend to elect to be treated, and to qualify each tax year, as a RIC under the Code. Accordingly, we must satisfy certain requirements relating to sources of our income and diversification of our total assets and to satisfy certain distribution requirements, so as to maintain our RIC status and to avoid being subject to U.S. federal income or excise tax on any undistributed taxable income. To the extent we qualify for treatment as a RIC and satisfy the applicable distribution requirements, we will not be subject to U.S. federal income tax on income paid to our stockholders in the form of dividends or capital gain dividends.

To qualify as a RIC for U.S. federal income tax purposes, we must derive at least 90% of our gross income each tax year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to our business of investing in stock, securities and currencies, or the “90% Gross Income Test.” A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, we must also satisfy certain requirements with respect to the diversification of our assets. We must have, at the close of each quarter of the tax year, at least 50% of the value of our total assets represented by cash, cash items, U.S. government securities, securities of other RICs and other securities that, in respect of any one issuer, do not represent more than 5% of the value of our assets nor more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of our assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which we control and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships, or the “Asset Diversification Tests.” If we fail to satisfy the 90% Gross Income Test, we will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) we report the failure pursuant to Treasury Regulations to be adopted, and (ii) we pay a tax equal to the excess non-qualifying income. If we fail to meet any of the Asset Diversification Tests with respect to any quarter of any tax year, we will nevertheless be considered to have satisfied the requirements for such quarter if we cure such failure within six months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) we report the failure under Treasury Regulations to be adopted and pay an excise tax. If we fail to qualify as a RIC for more than two consecutive taxable years and then seek to re-qualify as a RIC, we generally would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we elect to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

As a RIC, we generally will not be subject to federal income tax on our investment company taxable income (as that term is defined in the Code) and net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, that we distribute in each tax year as dividends to stockholders, provided that we distribute dividends of an amount at least equal to the sum of 90% of our investment company taxable income, determined without regard to any deduction for dividends paid, plus 90% of our net tax-exempt interest income for such tax year, or the “90% Distribution Requirement.” We intend to distribute to our stockholders, at least annually, substantially all of our investment company taxable income, net tax-exempt income and net capital gains. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that we distribute (or be deemed to have distributed) by December 31 of each calendar year dividends of an amount generally at least equal to the sum of (i) 98% of our ordinary income (taking into account certain deferrals and elections) for such calendar year, (ii) 98.2% of our capital gain net income, adjusted for certain ordinary losses and generally computed on the basis of the one-year period ending on October 31 of such calendar year (unless we have made an election under Section 4982(e)(4) of the Code to have our required distribution from net income measured using the one-year period ending on November 30 of such calendar year) and (iii) 100% of any ordinary income and capital gain net income from prior calendar years (as previously computed) that were not paid out during such calendar years and on which we incurred no U.S. federal income tax, or the “Excise Tax Distribution Requirement.” Any dividends declared by us during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for federal income tax purposes as if it had been paid by us, as well as received by our U.S. stockholders, on December 31 of the calendar year in which the distribution was declared.

We may incur in the future the 4% federal excise tax on a portion of our income and capital gains. While we intend to distribute income and capital gains to minimize our exposure to the 4% federal excise tax, we may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we generally will be liable for the 4% federal excise tax only on the amount by which we do not meet the excise tax avoidance requirement. If we do not qualify as a RIC or fail to satisfy the 90% Distribution Requirement for any tax year, we would be subject to corporate income tax on our taxable income, and all distributions from earnings and profits, including distributions of net capital gains (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction, or the “DRD,” in the case of certain corporate shareholders. In addition, in order to requalify for taxation as a RIC, we may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

For purposes of the 90% Gross Income Test, income that we earn from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., certain CLOs that are treated as partnerships) will generally have the same character for us as in the hands of such an entity; consequently, we may be required to limit our equity investments in any such entities that earn fee income, rental income, or other nonqualifying income.

Some of the income and fees that we may recognize will not satisfy the 90% Gross Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be subject to U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having original issue discount (which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances), we must include in income each tax year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same tax year. We may also have to include in income other amounts that we have not yet received in cash, such as contractual payment-in-kind interest (which represents contractual interest added to the loan balance and due at the end of the loan term) and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the tax year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the 90% Distribution Requirement or the Excise Tax Distribution Requirement, even though we will not have received any corresponding cash amount.

We may invest (directly or indirectly through an investment in an equity interest in a CLO treated as a partnership for U.S. federal income tax purposes) a portion of our net assets in below-investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us to the extent necessary in order to seek to ensure that we distribute sufficient income that we do not become subject to U.S. federal income or excise tax.

Some or all of the CLOs in which we invest may constitute PFICs for U.S. federal income tax purposes. Because we acquire interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a QEF in lieu of the foregoing requirements, we will be required to include in income each tax year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each tax year (as well as on certain other dates described in the Code) our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as an ordinary loss any decrease in such value to the extent it does not exceed prior increases included in our ordinary income. Under either election, we may be required to recognize in a tax year taxable income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that tax year, and we may be required to distribute such taxable income in order to satisfy the Excise Tax Distribution Requirement or the 90% Distribution Requirement. Applicable Treasury Regulations generally treat our income inclusion with respect to a PFIC with respect to which we have made a qualified electing fund, or “QEF”, election, as qualifying income for purposes of determining our ability to be subject to tax as a RIC if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies.

If we hold 10% or more of the interests treated as equity (by vote or value) for U.S. federal income tax purposes in a foreign corporation that is treated as a CFC (including equity tranche investments and certain debt tranche investments in a CLO treated as CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such tax year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) (a) 10% or more of the combined voting power of all classes of shares of a foreign corporation, or (b) 10% or more of the total value of all classes of stock of a foreign corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such deemed distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income in order to satisfy the Excise Tax Distribution Requirement or the 90% Distribution Requirement. Applicable Treasury Regulations generally treat our income inclusion with respect to a CFC as qualifying income for purposes of determining our ability to be subject to tax as a RIC either if (i) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies. As such, we may limit and/or manage our holdings in issuers that could be treated as CFCs in order to limit our tax liability or maximize our after-tax return from these investments.

FATCA generally imposes a U.S. federal withholding tax of 30% on U.S. source periodic payments, including interest and dividends to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO, which could materially and adversely affect our operating results and cash flows.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward, futures and options contracts, and similar financial instruments as well as upon the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) also could, under future Treasury Regulations, produce income not among the types of “qualifying income” for purposes of the 90% Gross Income test.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

Our transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of our realized gains and losses realized (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to us and may defer our losses. These rules could, therefore, affect the character, amount and timing of distributions to stockholders. These provisions also (a) will require us to mark-to-market certain types of the positions in our portfolio (i.e., treat them as if they were closed out), and (b) may cause us to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% Distribution Requirement for qualifying to be taxed as a RIC or the Excise Tax Distribution Requirement. We will monitor our transactions, will make the appropriate tax elections and will make the appropriate entries in our books and records when we acquire any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent our disqualification from being taxed as a RIC.

Generally, our hedging transactions (including certain covered call options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of our realized gains (or losses). In addition, our realized losses on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to us of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of our realized short-term capital gain which is taxed as ordinary income when distributed to shareholders.

We may make one or more of the elections available under the Code which are applicable to straddles. If we make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for deductions available to certain U.S. corporations under the Code as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause us to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain complex financial transactions, and (viii) produce income that will not qualify as good income for purposes of the 90% Gross Income Test. While we may not always be successful in doing so, we will seek to avoid or minimize the adverse tax consequences of our investment practices.

We may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if we enter into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the tax year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gains or loss to the extent the property used to close the short sale constitutes a capital asset in our hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by us for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by us.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if we hold a short sale position with respect to securities that have appreciated in value, and we then acquire property that is the same as or substantially identical to the property sold short, we generally will recognize gain on the date we acquire such property as if the short sale were closed on such date with such property. Similarly, if we hold an appreciated financial position with respect to securities and then enter into a short sale with respect to the same or substantially identical property, we generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date we enter into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Taxation of Stockholders

Taxation of U.S. Resident Holders of Our Stock. Dividends and distributions on our shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular stockholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when our NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when our NAV also reflects unrealized losses. Certain dividends and distributions declared by us in October, November or December to stockholders of record of such month of a calendar year and paid by us in January of the following calendar year will be treated by stockholders as if received on December 31 of the calendar year in which they were declared. In addition, certain other distributions made after the close of our tax year may be “spilled back” and treated as paid by us (except for purposes of the nondeductible 4% federal excise tax) during such tax year. In such case, stockholders will be treated as having received such dividends in the tax year in which the distributions were actually made.

Stockholders receiving any distribution from us in the form of additional shares pursuant to the DRIP will be treated as receiving a taxable distribution in an amount generally equal to the cash that would have been received if they had elected to receive the distribution in cash, unless we issue new shares that are trading at or above NAV, in which case such stockholders will be treated as receiving a distribution equal to the fair market value of the shares received, determined as of the reinvestment date.

We will inform stockholders of the source and tax status of all distributions promptly after the close of each calendar year.

For federal income tax purposes, distributions paid out of our current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by us (whether paid in cash or reinvested in additional shares of our stock) to individual taxpayers are taxed at rates applicable to net long-term capital gains. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the stockholder and the dividends are attributable to qualified dividend income received by us, and there can be no assurance as to what portion of our dividend distributions will qualify for favorable treatment. For this purpose, “qualified dividend income” means dividends received from United States corporations and “qualified foreign corporations,” provided that we satisfy certain holding period and other requirements in respect of the stock of such corporations. The maximum individual rate applicable to qualified dividend income is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Given our investment strategies, it is not anticipated that a significant portion of our dividends will be eligible to be treated as qualified dividend income.

Dividends distributed from our investment company taxable income which have been designated by us and received by certain of our corporate stockholders will qualify for the DRD to the extent of the amount of qualifying dividends received by us from certain domestic corporations for the tax year. A dividend received by us will not be treated as a qualifying dividend (i) to the extent the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if we fail to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent we are under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if an otherwise eligible corporate stockholder fails to satisfy the foregoing requirements with respect to shares of our stock or by application of the Code. Given our investment strategies, it is not anticipated that a significant portion of our dividends will be eligible for the DRD.

Capital gain dividends distributed to a stockholder are characterized as long-term capital gains, regardless of how long the stockholder has held our shares. A distribution of an amount in excess of our current and accumulated earnings and profits will be treated by a stockholder as a return of capital which is applied against and reduces the stockholder’s tax basis in our shares. To the extent that the amount of any such distribution exceeds a stockholder’s tax basis in our shares, the excess will be treated by the stockholder as gain from a sale or exchange of the shares. Distributions of gains from the sale or other disposition of our investments that we owned for one year or less are characterized as ordinary income.

We may elect to retain our net capital gains or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, we may designate the retained amount as undistributed net capital gains in a notice to our stockholders who will be treated as if each received a distribution of the pro rata share of such net capital gain, with the result that each stockholder will: (i) be required to report the pro rata share of such net capital gain on the applicable tax return as long-term capital gains; (ii) receive a refundable tax credit for the pro rata share of tax paid by us on the net capital gain; and (iii) increase the tax basis for the shares of our stock held by an amount equal to the deemed distribution less the tax credit.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to noncorporate stockholders.

Selling stockholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the stockholder’s adjusted tax basis in the shares sold. The gain or loss will generally be a capital gain or loss. The current maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gain recognized on the sale of capital assets held for one year or less; or (ii) generally 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends).

Any loss realized upon the sale or exchange of shares of our stock with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized by a stockholder on a sale or other disposition of shares of our stock may be disallowed under “wash sale” rules to the extent the stockholder acquires other shares of our stock (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of our shares. Any disallowed loss will result in an adjustment to the stockholder’s tax basis in some or all of the other shares of our stock acquired.

Certain commissions or other sales charges paid upon a purchase of our shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of our shares, during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which the sale is made, pursuant to a reinvestment right. Any disregarded amounts will result in an adjustment to a stockholder’s tax basis in some or all of any other shares of our stock acquired.

Medicare Tax on Net Investment Income. A 3.8% tax is imposed under Section 1411 of the Code on the “net investment income” of certain U.S. citizens and residents and on the undistributed net investment income of certain estates and trusts. Among other items, net investment income generally includes payments of interest or dividends on, and net gains recognized from the sale, exchange, redemption, retirement or other taxable disposition of our securities (unless the securities are held in connection with certain trades or businesses), less certain deductions. Prospective investors in our securities should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of our stock.

Taxation of Non-U.S. Holders of Our Stock. Whether an investment in the shares of our stock is appropriate for a non-U.S. holder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. holder may have adverse tax consequences. Non-U.S. holders should consult their tax advisors before investing in our stock.

Subject to the discussions below, distributions of our “investment company taxable income” to non-U.S. holders (including interest income and net short-term capital gain) are generally expected to be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. holder, we will not be required to withhold U.S. federal tax if the non-U.S. holder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a non-U.S. holder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph.

In addition, with respect to certain distributions made by RICs to non-U.S. holders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Depending on the circumstances, we may report all, some or none of our potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gain, and a portion of our distributions, which may be significant (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of shares of our stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we designated the payment as derived from such qualified net interest income or qualified short-term capital gain. Hence, no assurance can be provided as to whether any amount of our dividends or distributions will be eligible for this exemption from withholding or if eligible, will be reported as such by us.

Actual or deemed distributions of our net long-term capital gains to a non-U.S. holder, and gains realized by a non-U.S. holder upon the sale of our stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless, (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. holder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. holder in the United States or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. holder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. holder would be required to obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. holder, distributions (both actual and deemed), and gains realized upon the sale of our stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. holder.

Non-U.S. holders may also be subject to U.S. estate tax with respect to their investment in our shares.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Tax Shelter Reporting Regulations. Under applicable Treasury Regulations, if a U.S. holder recognizes a loss with respect to our securities of $2 million or more for a non-corporate U.S. holder or $10 million or more for a corporate U.S. holder in any single tax year (or a greater loss over a combination of tax years), the U.S. holder may be required to file with the IRS a disclosure statement on IRS Form 8886. Direct U.S. holders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, U.S. holders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. holders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. holders of our stock should consult their own tax advisors to determine the applicability of these Treasury Regulations in light of their individual circumstances.

Information Reporting and Backup Withholding. A U.S. holder (other than an “exempt recipient,” including a “C” corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding at a rate of 24% on, and will be subject to information reporting requirements with respect to, payments of principal or interest (including OID, if any) on, and proceeds from the sale, exchange, redemption or retirement of, our securities. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply.

A non-U.S. holder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on distributions unless the non-U.S. holder provides us or the distribution paying agent with an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form, or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. holder or otherwise establishes an exemption from backup withholding. You should consult your own tax advisor regarding the application of information reporting and backup withholding in your particular circumstance and the availability of and procedure for obtaining an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against your U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

FATCA Withholding on Payments to Certain Foreign Entities. FATCA generally imposes a U.S. federal withholding tax of 30% on (i) payments of dividends made with respect to shares of our stock and (ii) gross proceeds from the disposition of our stock to certain non-U.S. entities (including, in some circumstances, where such an entity is acting as an intermediary) that fail to comply (or be deemed compliant) with certain certification and information reporting requirements. FATCA withholding taxes apply to all withholdable payments without regard to whether the beneficial owner of the payment would otherwise be entitled to an exemption from withholding taxes pursuant to an applicable tax treaty with the United States or under U.S. domestic law. Stockholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required. Proposed Treasury Regulations, if finalized in their present form, would eliminate the application of withholding imposed under FATCA with respect to payments of gross proceeds. Pursuant to these proposed Treasury Regulations, the Company and any other applicable withholding agent may (but is not required to) rely on this proposed change to FATCA withholding until final regulations are issued or until such proposed Treasury Regulations are rescinded. Prospective holders of in our securities should consult their own tax advisors regarding the effect, if any, of the FATCA rules for them based on their particular circumstances.

The preceding discussion of material U.S. federal income tax considerations is for general information only and is not tax advice. We urge you to consult your own tax advisor with respect to the particular tax consequences to you of an investment in our securities, including the possible effect of any pending legislation or proposed regulations.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, see our certificate of incorporation and our bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 450,000,000 shares of common stock, par value $0.001 per share, and 50,000,000 shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of June 11, 2024:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock, par value $0.001 per share	450,000,000 shares	10,000	0
Preferred stock, par value $0.001 per share	50,000,000 shares	0	0

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends, and voting and, when they are issued, will be duly authorized, validly issued, fully paid, and nonassessable. Distributions may be paid to holders of our common stock if, as and when authorized by the board of directors and declared by us out of funds legally available therefrom. Shares of our common stock have no preemptive, exchange, conversion, or redemption rights and are freely transferable, except when their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution, or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors.

Preferred Stock

Our certificate of incorporation authorizes our board of directors to classify and reclassify any unissued shares of preferred stock into other classes or series of preferred stock without stockholder approval. If we issue preferred stock, costs of the offering will be borne immediately at such time by the holders of our common stock and result in a reduction of the NAV per share of our common stock at that time. We may issue preferred stock within the first twelve months following the completion of this offering. Prior to issuance of shares of each class or series, our board of directors is required by the DGCL and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

For any series of preferred stock that we may issue, our board of directors will determine and the certificate of designation and the offering documents relating to such series will describe:

●	the designation and number of shares of such series;

●	the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

●	any provisions relating to convertibility or exchange ability of the shares of such series, including adjustments to the conversion price of such series;

●	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

●	the voting powers, if any, of the holders of shares of such series;

●	any provisions relating to the redemption of the shares of such series;

●	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

●	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

●	if applicable, a discussion of certain U.S. federal income tax considerations; and

●	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be of equal rank and identical except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of our common stock is made, we maintain an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock, after deducting the amount of such dividend, distribution or purchase price, as the case may be, (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, and (3) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends or other distributions, which shall be cumulative. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses. The indemnification of our officers and directors is governed by Section 145 of the DGCL, our certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit, or proceeding if (1) such person acted in good faith, (2) acted in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue, or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees, and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock, or (4) for any transaction from which the director derives an improper personal benefit.

Our certificate of incorporation provides for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing.

Delaware Anti-Takeover Law. The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest, or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures may delay, defer, or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms. Our board of directors has considered these provisions and has determined that the provisions are in the best interests of us and our stockholders generally.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

●	prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

●	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

●	on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

●	any merger or consolidation involving the corporation and the interested stockholder;

●	any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;

●	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

●	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or

●	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Election of Directors. Our bylaws provide that the affirmative vote of a plurality of all votes cast by stockholders present in person or by proxy at an annual or special meeting of the stockholders and entitled to vote thereat will be sufficient to elect a director. Under our certificate of incorporation, our board of directors may amend the bylaws to alter the vote required to elect directors.

For so long as any series of our preferred stock are outstanding, the holders of our preferred stock, voting as a class, will be entitled to elect two of our directors.

Classified Board of Directors. Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies. Our certificate of incorporation provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors.

However, unless our bylaws are amended, the number of directors may never be less than three nor more than eight. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board such as our board of directors may be removed only for cause, by the affirmative vote of stockholders. Under our certificate of incorporation and bylaws and subject to applicable stockholder election requirements of the 1940 Act, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Action by Stockholders. Under our certificate of incorporation, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals. Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors, (2) pursuant to our notice of meeting, or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings. Our bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. In addition, our certificate of incorporation provides that, in lieu of a meeting, any such action may be taken by unanimous written consent of our stockholders. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board of directors. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of Special Meetings of Stockholders. Our bylaws provide that, except as required by law, special meetings of stockholders may be called by the secretary at the request of our board of directors, the chairperson of the board and our chief executive officer.

Conflict with the 1940 Act. Our bylaws provide that, if and to the extent that any provision of the DGCL or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Exclusive Forum. Our bylaws provide that, except for any claims, suits, actions, or proceedings arising under the federal securities laws, unless the Company consents to the selection of an alternative forum in writing, the Court of Chancery, or if that court does not have jurisdiction, the United States District Court for the District of Delaware shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of any duty owed by any director or officer or other agent of the Company to the Company or to the stockholders of the Company, (c) any action asserting a claim against the Company or any Director or officer or other agent of the Company arising pursuant to any provision of the DGCL or our certificate of incorporation or our bylaws, or (d) any action asserting a claim against the Company or any Director or officer or other agent of the Company that is governed by the internal affairs doctrine. Our bylaws also provide that any claims, suits, actions, or proceedings arising under the federal securities laws shall be exclusively brought in the federal district courts of the United States of America.

Control Share Acquisitions. Our bylaws provide that a stockholder who obtains beneficial ownership of shares of common stock in a “Control Share Acquisition” shall have no voting rights with respect to such shares except to the extent authorized by our stockholders of the Company. Such authorization shall require the affirmative vote of the holders of two-thirds of the shares of the Company entitled to vote on the matter, excluding interested shares. Interested shares include shares held by the Company officers, any trustee of the Company who is an interested person of the Company and any person who has acquired shares in a Control Share Acquisition (the “Control Share Provisions”). Our bylaws define a “Control Share Acquisition,” pursuant to various conditions and exceptions, to include an acquisition of shares that would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power, but for the Control Share Provisions, in the election of directors in any of the following ranges: (i) one-tenth or more, but less than one-third of all voting power; (ii) one-third or more, but less than a majority of all voting power; or (iii) a majority of all voting power. For this purpose, all shares acquired by a person within 90 days before or after the date on which such person acquires shares that result in a Control Share Acquisition, and all shares acquired by such person pursuant to a plan to make a Control Share Acquisition, shall be deemed to have been acquired in the same Control Share Acquisition. Subject to various conditions and procedural requirements, including the delivery of a “Control Share Acquisition Statement” to the Company setting forth certain required information, a stockholder who obtains or proposes to obtain beneficial ownership of shares in a Control Share Acquisition generally may request a vote of stockholders to approve the authorization of voting rights of such stockholder with respect to such shares at a meeting of the Company’s stockholders following the Control Share Acquisition.

Potential Conversion to Open-End Fund

We may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of our directors then in office, (ii) the holders of not less than 75% of our outstanding shares entitled to vote thereon, and (iii) such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of our portfolio likely could prohibit us from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in our investment policies and may require liquidation of a substantial portion of relatively illiquid portions of its portfolio, to the extent such positions are held. In the event of conversion, the shares of our common stock would cease to be listed on the NYSE or other national securities exchange or market system. Any outstanding shares of our preferred stock would be redeemed by us prior to such conversion. Our board of directors believes, however, that the closed-end structure is desirable, given our investment objectives and policies. Investors should assume, therefore, that it is unlikely that the board of directors would vote to convert us to an open-end management investment company. Stockholders of an open-end management investment company may require the open-end management investment company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. We would expect to pay all such redemption requests in cash, but intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If we were converted to an open-end fund, it is likely that new shares of our common stock would be sold at NAV plus a sales load.

Repurchase of Shares and Other Discount Measures

In recognition of the possibility that shares of our common stock might trade at a discount to the NAV of such shares and that any such discount may not be in the interest of the holders of our common stock, the board of directors, in consultation with the Adviser, from time to time will review possible actions to reduce any such discount, including open market repurchases and/or tender offers for shares our common stock. In this respect, if, after two years from the date shares of our common stock are first listed on the NYSE, shares of our common stock trade at an average discount to NAV of more than 7.5% based on the average daily closing stock price over any six-month period, subject to (1) approval of the board of directors, and (2) compliance with any applicable 1940 Act restrictions (including any applicable asset coverage requirement), and with contractual obligations under any applicable debt financing, including any credit facilities which we may have at such time, we currently intend to announce a stock repurchase program pursuant to which we would repurchase in the open market a specified percentage (up to 10%) of our then-outstanding shares of common stock over a three-month period. We refer to such a program in this prospectus as a “Repurchase Program.” If initiated, we currently expect that we would halt a Repurchase Program once shares of our common stock cease to trade at a discount to NAV of more than 7.5% based on the average daily stock price over any six-month period during the operation of such Repurchase Program. We expect that repurchases of shares of our common stock pursuant to a Repurchase Program will be funded with our available cash or proceeds from asset liquidations. If we announce a Repurchase Program during a calendar year as described above, we do not currently intend to announce a subsequent Repurchase Program in the same calendar year or within the following six months.

While it is our current intention to implement a Repurchase Program in the circumstances described above, there are no assurances that the board of directors will approve any Repurchase Program or that, if initiated, a Repurchase Program will reduce or eliminate any discount to NAV per share. The factors that the board of directors may consider in determining whether to approve a Repurchase Program or any other action intended to reduce a discount in the trading price of our common stock include, but are not limited to, the market price of shares of our common stock, the NAV per share of our common stock, the liquidity of our assets, the effect on our expenses, whether such transactions would impair our status as a RIC or result in a failure to comply with applicable asset coverage requirements, whether the use of cash or sale of portfolio securities is desirable under current market conditions, any restrictions in or other impacts on our contractual arrangements, compliance with applicable law, any potential other courses of action, any applicable conflicts of interest, general economic conditions, and such other events or conditions that which may have a material effect on our ability to consummate such transactions.

UNDERWRITING

Oppenheimer & Co. Inc. (“Oppenheimer”) is acting as representative of the several underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated June 13, 2024, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares of our common stock set forth opposite the underwriter’s name.

Underwriter	Number of Shares
Oppenheimer & Co. Inc.	1,276,585
B. Riley Securities, Inc.	614,660
Janney Montgomery Scott LLC	359,339
Piper Sandler & Co.	1,134,756
Clear Street LLC	567,378
Wedbush Securities Inc.	47,282
Total	4,000,000

The underwriting agreement provides that the obligations of the underwriters to purchase the shares of our common stock are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all shares of our common stock offered by us (other than those covered by the over-allotment option described below) if they purchase any of the shares of our common stock.

The underwriters propose to initially offer some shares of our common stock directly to the public at the public offering price set forth on the cover page of this prospectus and some shares of our common stock to certain dealers at the public offering price less a concession not in excess of $0.72 per share of common stock. The sales load payable of 6.00% of the gross proceeds raised in connection with this public offering (excluding shares sold to our board of directors, the Adviser, its affiliates, employees of the Adviser and its affiliates, and certain other persons if agreed with the underwriters) is equal to 6% of the public offering price and an additional fee for structuring the syndicate equal to (1) 0.75% of the gross proceeds, excluding proceeds from certain investors and their affiliates, plus (2) 0.50% of the gross proceeds raised from those certain investors and their affiliates, subject to a maximum fee of $250,000 on such gross proceeds. Assuming the issuance of 4,000,000 shares in connection with this offering, the sales load and the structuring fee are expected to amount to approximately $2.3 million. The sales load and the structuring fee will be paid solely by the Adviser or its affiliates (and not by us). Investors must pay for any shares purchased in this offering on or before June 17, 2024. The representative has advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The underwriters hold an option, exercisable for 30 days from the date of this prospectus, to purchase from us up to 600,000 additional shares of our common stock at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.

In addition, Oppenheimer shall receive a right of first refusal, during the term of the engagement letter (the “Engagement Letter”) and for 12-months after the termination of the Engagement Letter, to act as the non-exclusive financial advisor in connection with any acquisition or other effort by the Company to obtain control, directly or indirectly and whether in one or a series of transactions, of all or a significant portion of the assets or securities of a third party, or the sale or other transfer by the Company, whether in one or a series of transactions, of assets or securities, or any extraordinary corporate transaction, regardless of the form or structure of such transaction, or as sole underwriter, placement agent, or arranger, as the case may be, on any financing for the Company. In the event the Company advises Oppenheimer that it desires to affect any such transaction or financing, the Company and Representative will negotiate in good faith the terms of Oppenheimer’s engagement in a separate agreement, which agreement would set forth, among other matters, compensation for Oppenheimer based upon customary fees for the services provided. Oppenheimer’s participation in any such transaction or financing will be subject to the approval of Oppenheimer’s internal committees and other conditions customary for such an undertaking.

In addition, Oppenheimer acknowledges that the issuer has a right of “termination for cause” with respect to the right of first refusal, which shall include Oppenheimer’s material failure to provide the underwriting services contemplated in the underwriting agreement. By exercising its right of “termination for cause,” Oppenheimer acknowledges that the issuer will have eliminated any obligations with respect to the right of first refusal set forth above. In no event shall the right of first refusal have a duration of more than three years from the commencement of sales of the public offering, or for more than three years from the termination date of the Engagement Letter.

We, our Adviser, and the Administrator, and each of our directors and officers have agreed, for a period of 180 days from the date of this prospectus, not to, without the prior written consent of Oppenheimer on behalf of the underwriters, issue, offer, pledge, sell, contract to sell, or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly, or hedge any shares of, our common stock or other securities of the company, including preferred stock, provided; however, that we may issue and sell shares pursuant to the DRIP and each party may sell under other limited exceptions. Oppenheimer, in its sole discretion, may release any of the securities subject to these lock-up agreements at any time.

As part of this offering, an aggregate of 2,485,008 shares have been reserved for certain institutional investors, the Adviser, its affiliates, and employees of the Adviser and its affiliates, who have agreed to purchase such shares at the public offering price per share.

Our shares have been approved for listing on the NYSE under the ticker symbol “SPMC.”

We estimate that the total expenses of this offering (excluding sales load), together with our offering expenses incurred prior to this offering period, will be approximately $1,000,000. We will pay $300,000 of such expenses and the remainder will be paid by the Adviser or its affiliates. In addition, the Adviser or its affiliates shall be responsible for reimbursement of up to a maximum of $50,000 of the underwriters’ costs and expenses.

The following table shows the sales load to be paid to the underwriters solely by the Adviser or its affiliates in connection with this offering (excluding shares sold to our board of directors, the Adviser, its affiliates, employees of the Adviser, and its affiliates and certain other persons if agreed with the underwriters). These amounts are shown assuming both no exercise and full exercise of the underwriters’ over-allotment option.

	No Exercise	Full Exercise
Per share	$1.20	$1.20
Total	$2,293,740	$2,537,990

In addition, the Adviser or its affiliates have agreed to pay certain fees and expenses incurred by Oppenheimer, as representative to the several underwriters, in an amount up to $50,000.

We, the Adviser, and the Administrator have each agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in our common stock. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, shares of our common stock as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by the underwriters in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Oppenheimer, on behalf of the underwriters, may purchase and sell shares of our common stock in the open market. These transactions may include short sales, syndicate covering transactions, and stabilizing transactions. Short sales involve syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ over-allotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the underwriters repurchase shares of our common stock originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of shares. They may also cause the price of our common stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE, or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

This prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representative may agree to allocate a number of shares of our common stock to underwriters for sale to their online brokerage account holders. The representative will allocate shares of our common stock to underwriters that may make internet distributions on the same basis as other allocations. In addition, shares of our common stock may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

We anticipate that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may have performed investment banking and financial advisory services for us, the Adviser and our affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for us, the Adviser and our affiliates in the ordinary course of business.

The principal business address of the representative of the underwriters is: 85 Broad Street, 23rd Floor, New York, NY 10004.

Notice to Non-U.S. Investors

European Economic Area and the United Kingdom

In relation to each Member State of the European Economic Area (each a “Relevant State”), no shares have been offered or will be offered pursuant to the offering to the public in that Relevant State prior to the publication of a prospectus in relation to the shares which has been approved by the competent authority in that Relevant State or, where appropriate, approved in another Relevant State and notified to the competent authority in that Relevant State, all in accordance with the Prospectus Regulation), except that offers of shares may be made to the public in that Relevant State at any time under the following exemptions under the Prospectus Regulation:

A.	to any legal entity which is a qualified investor as defined under the Prospectus Regulation;

B.	to fewer than 150 natural or legal persons (other than qualified investors as defined under the Prospectus Regulation), subject to obtaining the prior consent of representative for any such offer; or

C.	in any other circumstances falling within Article 1(4) of the Prospectus Regulation,

provided that no such offer of shares shall require the Company or the representative to publish a prospectus pursuant to Article 3 of the Prospectus Regulation or supplement a prospectus pursuant to Article 23 of the Prospectus Regulation.

Each person in a Relevant State (other than a Relevant State where there is a Permitted Public Offer) who initially acquires any shares or to whom any offer is made will be deemed to have represented, acknowledged and agreed to and with the Company and the representative that it is a qualified investor within the meaning of the Prospectus Regulation.

In the case of any shares being offered to a financial intermediary as that term is used in Article 5(1) of the Prospectus Regulation, each such financial intermediary will be deemed to have represented, acknowledged and agreed that the shares acquired by it in the offer have not been acquired on a non-discretionary basis on behalf of, nor have they been acquired with a view to their offer or resale to, persons in circumstances which may give rise to an offer to the public other than their offer or resale in a Relevant State to qualified investors, in circumstances in which the prior consent of the representative has been obtained to each such proposed offer or resale.

We, the representative and their affiliates will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements.

For the purposes of this provision, the expression an “offer to the public” in relation to any shares in any Relevant State means the communication in any form and by any means of sufficient information on the terms of the offer and any shares to be offered so as to enable an investor to decide to purchase or subscribe for any shares, and the expression “Prospectus Regulation” means Regulation (EU) 2017/1129.

The above selling restriction is in addition to any other selling restrictions set out below.

United Kingdom

In relation to the United Kingdom (“UK”), no shares have been offered or will be offered pursuant to the offering to the public in the UK prior to the publication of a prospectus in relation to the shares which has been approved by the Financial Conduct Authority in the UK in accordance with the UK Prospectus Regulation and the FSMA, except that offers of shares may be made to the public in the UK at any time under the following exemptions under the UK Prospectus Regulation and the FSMA:

A.	to any legal entity which is a qualified investor as defined under the UK Prospectus Regulation;

B.	to fewer than 150 natural or legal persons (other than qualified investors as defined under the UK Prospectus Regulation), subject to obtaining the prior consent of representative for any such offer; or

C.	at any time in other circumstances falling within section 86 of the FSMA,

provided that no such offer of shares shall require the Company or the representative to publish a prospectus pursuant to Section 85 of the FSMA or Article 3 of the UK Prospectus Regulation or supplement a prospectus pursuant to Article 23 of the UK Prospectus Regulation.

Each person in the UK who initially acquires any shares or to whom any offer is made will be deemed to have represented, acknowledged and agreed to and with the Company and the representative that it is a qualified investor within the meaning of the UK Prospectus Regulation.

In the case of any shares being offered to a financial intermediary as that term is used in Article 5(1) of the UK Prospectus Regulation, each such financial intermediary will be deemed to have represented, acknowledged and agreed that the shares acquired by it in the offer have not been acquired on a non-discretionary basis on behalf of, nor have they been acquired with a view to their offer or resale to, persons in circumstances which may give rise to an offer to the public other than their offer or resale in the UK to qualified investors, in circumstances in which the prior consent of the representative has been obtained to each such proposed offer or resale.

We, the representative and their affiliates will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements.

For the purposes of this provision, the expression an “offer to the public” in relation to any shares in the UK means the communication in any form and by any means of sufficient information on the terms of the offer and any shares to be offered so as to enable an investor to decide to purchase or subscribe for any shares, the expression “UK Prospectus Regulation” means Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018, and the expression “FSMA” means the Financial Services and Markets Act 2000.

This document is for distribution only to persons who (i) have professional experience in matters relating to investments and who qualify as investment professionals within the meaning of Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Financial Promotion Order”), (ii) are persons falling within Article 49(2)(a) to (d) (“high net worth companies, unincorporated associations etc.”) of the Financial Promotion Order, (iii) are outside the United Kingdom, or (iv) are persons to whom an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000, as amended (“FSMA”)) in connection with the issue or sale of any securities may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as “relevant persons”). This document is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this document relates is available only to relevant persons and will be engaged in only with relevant persons.

Canada

The shares may be sold only to purchasers purchasing, or deemed to be purchasing, as principal that are accredited investors, as defined in National Instrument 45-106 Prospectus Exemptions or subsection 73.3(1) of the Securities Act (Ontario), and are permitted clients, as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations. Any resale of the shares must be made in accordance with an exemption from, or in a transaction not subject to, the prospectus requirements of applicable securities laws.

Securities legislation in certain provinces or territories of Canada may provide a purchaser with remedies for rescission or damages if this prospectus (including any amendment thereto) contains a misrepresentation, provided that the remedies for rescission or damages are exercised by the purchaser within the time limit prescribed by the securities legislation of the purchaser’s province or territory. The purchaser should refer to any applicable provisions of the securities legislation of the purchaser’s province or territory for particulars of these rights or consult with a legal advisor.

Pursuant to section 3A.3 of National Instrument 33-105 Underwriting Conflicts (NI 33 105), the underwriters are not required to comply with the disclosure requirements of NI 33-105 regarding underwriter conflicts of interest in connection with this offering.

Israel

In the State of Israel, this prospectus shall not be regarded as an offer to the public to purchase shares of common stock under the Israeli Securities Law, 5728 – 1968, which requires a prospectus to be published and authorized by the Israel Securities Authority, if it complies with certain provisions of Section 15 of the Israeli Securities Law, 5728 – 1968, including, inter alia, if: (i) the offer is made, distributed or directed to not more than 35 investors, subject to certain conditions (the “Addressed Investors”); or (ii) the offer is made, distributed or directed to certain qualified investors defined in the First Addendum of the Israeli Securities Law, 5728 – 1968, subject to certain conditions (the “Qualified Investors”). The Qualified Investors shall not be taken into account in the count of the Addressed Investors and may be offered to purchase securities in addition to the 35 Addressed Investors. The company has not and will not take any action that would require it to publish a prospectus in accordance with and subject to the Israeli Securities Law, 5728 – 1968. We have not and will not distribute this prospectus or make, distribute or direct an offer to subscribe for our common stock to any person within the State of Israel, other than to Qualified Investors and up to 35 Addressed Investors.

Qualified Investors may have to submit written evidence that they meet the definitions set out in of the First Addendum to the Israeli Securities Law, 5728 – 1968. In particular, we may request, as a condition to be offered common stock, that Qualified Investors will each represent, warrant and certify to us and/or to anyone acting on our behalf: (i) that it is an investor falling within one of the categories listed in the First Addendum to the Israeli Securities Law, 5728 – 1968; (ii) which of the categories listed in the First Addendum to the Israeli Securities Law, 5728 – 1968 regarding Qualified Investors is applicable to it; (iii) that it will abide by all provisions set forth in the Israeli Securities Law, 5728 – 1968 and the regulations promulgated thereunder in connection with the offer to be issued common stock; (iv) that the shares of common stock that it will be issued are, subject to exemptions available under the Israeli Securities Law, 5728 – 1968: (a) for its own account; (b) for investment purposes only; and (c) not issued with a view to resale within the State of Israel, other than in accordance with the provisions of the Israeli Securities Law, 5728 – 1968; and (v) that it is willing to provide further evidence of its Qualified Investor status. Addressed Investors may have to submit written evidence in respect of their identity and may have to sign and submit a declaration containing, inter alia, the Addressed Investor’s name, address and passport number or Israeli identification number.

We have not authorized and do not authorize the making of any offer of securities through any financial intermediary on our behalf, other than offers made by the underwriters and their respective affiliates, with a view to the final placement of the securities as contemplated in this document. Accordingly, no purchaser of the shares, other than the underwriters, is authorized to make any further offer of shares on our behalf or on behalf of the underwriters.

Switzerland

The shares may not be publicly offered in Switzerland and will not be listed on the SIX Swiss Exchange (“SIX”) or on any other stock exchange or regulated trading facility in Switzerland. This document does not constitute a prospectus within the meaning of, and has been prepared without regard to the disclosure standards for issuance prospectuses under art. 652a or art. 1156 of the Swiss Code of Obligations or the disclosure standards for listing prospectuses under art. 27 ff. of the SIX Listing Rules or the listing rules of any other stock exchange or regulated trading facility in Switzerland. Neither this document nor any other offering or marketing material relating to the shares or the offering may be publicly distributed or otherwise made publicly available in Switzerland.

Neither this document nor any other offering or marketing material relating to the offering, we or the shares have been or will be filed with or approved by any Swiss regulatory authority. In particular, this document will not be filed with, and the offer of shares will not be supervised by, the Swiss Financial Market Supervisory Authority (“FINMA”), and the offer of shares has not been and will not be authorized under the Swiss Federal Act on Collective Investment Schemes (“CISA”). The investor protection afforded to acquirers of interests in collective investment schemes under the CISA does not extend to acquirers of shares.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering, 20,020,000 shares of our common stock will be outstanding, assuming no exercise of the underwriters’ over-allotment option. The 4,000,000 shares of common stock sold in the offering (assuming no exercise of the underwriters’ over-allotment option) that are held by non-affiliates will be freely tradable without restriction or limitation under the Securities Act. Any shares purchased in this offering by our affiliates, as defined in the Securities Act, will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. The 16,020,000 shares of our common stock that will be issued prior to the completion of this offering in connection with the formation transactions described elsewhere herein will be “restricted securities” under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.

In general, under Rule 144 as currently in effect, if six months have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and we are subject to the Exchange Act periodic reporting requirements for at least three months prior to the sale, the holder of such restricted securities can sell such securities. However, the number of securities sold by a holder that is an affiliate within any three-month period cannot exceed the greater of:

●	1% of the total number of securities then outstanding; or

●	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by our affiliates also are subject to certain manner of sale limitations, notice requirements and the availability of current public information about us. No assurance can be given as to (a) the likelihood that an active market for our common stock will develop, (b) the liquidity of any such market, (c) the ability of our stockholders to sell our securities or (d) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. Immediately upon the expiration of both lock-up periods described below, an aggregate of shares of common stock subject to the lock-up will be eligible for sale in the public market in accordance with Rule 144.

Subject to certain exceptions, stockholders that receive our shares of common stock in connection with the formation transactions described elsewhere herein (including SPMC Feeder Fund LP and AG Asset Strategies LLC) are not permitted to transfer their shares without the prior written consent of the representative of the several underwriters as follows:

●	for 180 days following this offering, a shareholder is not permitted to transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber any shares of common stock obtained in connection with the formation transactions described elsewhere herein;

●	for 270 days following this offering, a shareholder is not permitted to transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber two-thirds of the shares of common stock obtained in connection with the formation transactions described elsewhere herein; and

●	for 360 days following this offering, a shareholder is not permitted to transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber one-third of the shares of common stock obtained in connection with the formation transactions described elsewhere herein.

We, certain institutional investors purchasing shares in this offering (including AG Asset Strategies LLC), our Adviser, our Administrator, and our directors and executive officers have agreed not to sell or transfer any common stock or securities convertible into, exchangeable for, exercisable for or repayable with common stock, for 180 days after the date of this prospectus without first obtaining the written consent of the representative of the several underwriters, subject to certain exceptions. In addition, SPMC Feeder Fund LP’s organizational documents prohibit its equity holders from requesting it to distribute the shares held by it on their behalf to them, sell the shares held by it on their behalf into the open market or tender the shares held by it on their behalf in any tender offer relating to the shares until after the second anniversary of the date of the offering of the shares of the Company’s common stock pursuant to this prospectus (the “Lock-up Date”).

In accordance with the terms of a registration rights agreement, we have agreed to file a shelf registration statement to the register the resale of the shares of our common stock held by certain of our stockholders, including AG Asset Strategies LLC and SPMC Feeder Fund LP, at a time mutually agreed by us and them. We also agreed to provide them with “piggyback” registration rights, subject to certain requirements and customary conditions.

REGULATION AS A CLOSED-END MANAGEMENT INVESTMENT COMPANY

General

As a registered closed-end management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of our outstanding voting securities, we may not:

●	change our classification to an open-end management investment company;

●	alter any of our fundamental policies, which are set forth below in “— Investment Restrictions”; or

●	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not “interested persons” of us, as that term is defined in the 1940 Act. We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company against larceny and embezzlement. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates absent exemptive relief or other prior approval by the SEC.

We will generally not be able to issue and sell shares of our common stock at a price below the then-current NAV per share (exclusive of any distributing commission or discount). See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.” We may, however, sell shares of our common stock at a price below the then-current NAV per share if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and the holders of a majority of the shares of our common stock, approves such sale. In addition, we may generally issue new shares of our common stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a registered closed-end management investment company, we may use leverage as and to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes, or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. If our asset coverage declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock, which could have a material adverse effect on our operations, and we may not be able to make certain distributions, pay dividends, or repurchase shares of our common stock. In addition, we may borrow for temporary or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage requirements described above.

Leveraged Transactions. Certain portfolio management techniques, such as entering into certain Derivative Transactions, or purchasing securities on a when-issued or delayed-delivery basis, that may be considered senior securities under the 1940 Act. We intend to elect to rely on the limited derivatives users exception under Rule 18f-4 under the 1940 Act and otherwise comply with Rule 18f-4 with respect to such transactions and therefore may enter into such transactions notwithstanding certain requirements of Section 18 of the 1940 Act subject to the conditions under the rule as follows. We may change the election and comply with the other provisions of Rule 18f-4 related to derivatives transactions at any time and without notice. To satisfy the limited derivatives users exception, we have adopted and implemented written policies and procedures reasonably designed to manage our derivatives risk and limit our derivatives exposure in accordance with Rule 18f-4. Rule 18f-4 also permits us to enter into reverse repurchase agreements or similar financing transactions notwithstanding the senior security provisions of the 1940 Act if we aggregate the amount of indebtedness associated with our reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating our asset coverage ratios as discussed above or treat all such transactions as derivatives transactions for all purposes under Rule 18f-4. However, these transactions may represent a form of economic leverage and will create risks. The potential loss on such instruments may be substantial relative to the initial investment therein and compliance with Rule 18f-4 will not limit or offset losses on related positions.

Investment Restrictions

Our investment objectives and our investment policies and strategies described in this prospectus, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the board of directors without stockholder approval.

As referred to above, the following seven investment restrictions are designated as fundamental policies and, as such, cannot be changed without the approval of the holders of a majority of our outstanding voting securities:

(1)	We may not issue senior securities (including borrowing money), except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

(2)	We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(3)	We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

(4)	We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;

(5)	We may not make loans, except to the extent consistent with our investment objectives and our investment policies and strategies described in this prospectus or otherwise permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff, or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority with appropriate jurisdiction. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations, or other forms of debt instruments) shall not constitute loans by us; and

(6)	We may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of industries except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to us from the provisions of the 1940 Act, as amended from time to time, or (c) as set forth in the following paragraph. For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.”

We may invest up to 100% of our assets in securities issued by CLO vehicles and in corporate debt instruments, which may be acquired directly in privately negotiated transactions or in secondary market purchases.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations, or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our board of directors to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.

Whenever an investment policy or investment restriction set forth in this prospectus states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets, or other circumstances will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and our independent directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Sound Point Meridian Management.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of our investment strategy, we do not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by us. It is our general policy to vote proxies only where we believe that the vote is likely to have a material positive economic impact (or to avoid a material negative economic impact) on the value of the underlying credit position (taking into account any related hedges) or the short-term trading strategy employed. If we do not believe the exercise of a proxy vote right will have a material economic impact, we generally will not exercise our voting authority with respect to a proxy. In addition, we may elect to not vote a proxy if the cost of voting, or time commitment required to vote a proxy outweighs the expected benefits of voting the proxy. We may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships we maintain with persons having an interest in the outcome of certain votes. If at any time we become aware of a material conflict of interest relating to a particular proxy proposal, our chief compliance officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the Company’s stockholders.

Proxy Voting Records

Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge: (1) upon request, by calling toll free (212) 895-2293; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: Sound Point Meridian Management Company, LLC, 375 Park Avenue, 34th Floor, New York, NY 10152.

Privacy Policy

We are committed to protecting your privacy. This privacy notice explains our privacy policies and those of our affiliated companies. The terms of this notice apply to both current and former stockholders. We are committed to safeguarding all non-public personal information we receive about you. With regard to this information, we have developed policies that are designed to protect this information, while allowing stockholder needs to be served.

When you purchase shares of our common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect non-public personal information about you, such as your name, address, social security number, or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic, or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any non-public personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements, and other information required by law. We may disclose your non-public personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant, or financial printer) who need to know that information in order to provide services to you or to us. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your non-public personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

ADDITIONAL INVESTMENTS AND TECHNIQUES

Our primary investment strategies are described elsewhere in this prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Adviser may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve our investment objectives.

Investment in Debt Securities and Other Types of Credit Instruments

Loan Accumulation Facilities. We may invest capital in loan accumulation facilities, which are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction and which acquire loans on an interim basis that are expected to form part of the portfolio of such future CLO. Investments in loan accumulation facilities have risks that are similar to those applicable to investments in CLOs as described in this prospectus. In addition, there typically will be no assurance that the future CLO will be consummated or that the loans held in such a facility are eligible for purchase by the CLO. Furthermore, we likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event we do have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses, and other risks. Loan accumulation facilities typically incur leverage from four to six times prior to a CLO’s closing and as such the potential risk of loss will be increased for such facilities that employ leverage.

Debt Securities. We may invest in debt securities, including debt securities rated below-investment grade, or “junk” securities. Debt securities of corporate and governmental issuers in which we may invest are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Senior Secured Loans. This category of investments primarily includes Assignments of performing senior secured loans to corporate borrowers. Senior secured loans are typically acquired through both primary bank syndications and in the secondary market. In most cases, a senior secured loan will be secured by specific collateral of the issuer. Historically, many of these investments have traded at or near par (i.e., 100% of face value), although they more recently have traded at greater discounts on the current market environment, the Adviser may also purchase stressed and distressed senior secured loans at a material discount to par, if the Adviser believes that there are attractive opportunities to generate capital appreciation by making such investments.

Senior secured loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, or internal growth. Senior secured loans generally are negotiated between a borrower and several financial institution lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the senior secured loan and the rights of the borrower and the lenders. We will primarily purchase Assignments of portions of senior secured loans from third parties and may invest in participations in senior secured loans. Senior secured loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower. This capital structure position generally gives holders of senior secured loans a priority claim on some or all of the borrower’s assets in the event of default and therefore the lenders will be paid before certain other creditors of the borrower.

Senior secured loans also have contractual terms designed to protect lenders. These covenants may include mandatory prepayment out of excess cashflows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the lenders, may give lenders the right to accelerate principal and interest payments. Other senior secured loans may be issued with less restrictive covenants which are often referred to as “covenant-lite” transactions. In a “covenant-lite” loan, the covenants that require the borrower to “maintain” certain financial ratios are eliminated altogether, and the lenders are left to rely only on covenants that restrict a company from “incurring” or actively engaging certain action. But a covenant that only restricts a company from incurring new debt cannot be violated simply by a deteriorating financial condition, the company has to take affirmative action to breach it. The impact of these covenant-lite transactions may be to retard the speed with which lenders will be able to take control over troubled deals. We generally acquire senior secured loans of borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their senior secured loans and that satisfy other credit standards established by the Adviser.

When we purchase first and second lien senior floating rate loans and other floating rate debt securities, coupon rates are floating, not fixed and are tied to a benchmark lending rate, the most popular of which is SOFR. The interest rates of these floating rate debt securities vary periodically based upon a benchmark indicator of prevailing interest rates.

When we purchase an Assignment, we succeed to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires a vote of the lenders holding at least a majority of the investment in the loan, and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because we typically do not hold a majority of the investment in any loan, we will not be able by ourselves to control decisions that require a vote by the lenders.

High Yield Securities. We may invest in high yielding, fixed income securities rated below-investment grade (e.g., rated below “Baa3” by Moody’s or below “BBB-” by S&P or Fitch). Below-investment grade and unrated securities are also sometimes referred to as “junk” securities.

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. We may invest in comparable quality unrated securities that, in the opinion of the Adviser, offer comparable yields and risks to those securities that are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

The market price and liquidity of lower-rated fixed income securities generally respond to short-term corporate and market developments to a greater extent than do the price and liquidity of higher-rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately our assets. The reduced availability of reliable, objective data may increase our reliance on management’s judgment in valuing high yield bonds. In addition, our investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. Our investments, and consequently our NAV, will be subject to the market fluctuations and risks inherent in all securities.

Synthetic Securities Risk. We may acquire loans through investment in synthetic securities or interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with directly or indirectly holding senior secured loans and high-yield debt securities, with respect to synthetic strategy, we will usually have a contractual relationship only with the counterparty of such synthetic security, and not with the reference obligor of the reference obligation. We generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference obligation nor will it have any rights of setoff against the reference obligor or rights with respect to the reference obligation. We will not directly benefit from the collateral supporting the reference obligation and will not have the benefit of the remedies that would normally be available to a holder of such reference obligation. In addition, in the event of the insolvency of the counterparty, we may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference obligation. Consequently, we will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subject us to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.

Defaulted Securities. We may invest in defaulted securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. Investing in defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in our portfolio defaults, we may have unrealized losses on the security, which may lower our NAV. Defaulted securities tend to lose much of their value before they default. Thus, our NAV may be adversely affected before an issuer defaults. In addition, we may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. We may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by us will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions at the time of purchase, have capital, surplus, and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under our investment objectives and policies stated in this prospectus, we may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. We may invest a portion of our assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

CLO Class M Notes, Fee Notes and Participation Agreements. We may acquire CLO Class M notes, fee notes and participation agreements with CLO collateral managers. There is not an active secondary market for CLO Class M notes, fee notes and participation agreements. Further, CLO Class M notes, fee notes, and participation agreements may have significant restrictions on transfer and require continued ownership of certain amounts of CLO equity in the related CLO for the instrument to be valid. CLO Class M notes, fee notes, and participation agreements are also subject to the risk of early call of the CLO, and may have no make-whole or other yield protection provisions.

Zero Coupon Securities. Among the debt securities in which we may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in our income. Thus, to quality for tax treatment as a RIC and to avoid a certain excise tax on undistributed income, we may be required to distribute as a dividend an amount that is greater than the total amount of cash we actually receive. These distributions must be made from our cash assets or, if necessary, from the proceeds of sales of portfolio securities. We will not be able to purchase additional income-producing securities with cash used to make such distributions, and our current income ultimately could be reduced as a result.

U.S. Government Securities. We may invest in debt securities issued or guaranteed by agencies, instrumentalities, and sponsored enterprises of the U.S. Government. Some U.S. government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S.; others, such as those of the Federal Home Loan Banks, or “FHLBs,” or the Federal Home Loan Mortgage Corporation, or “FHLMC,” are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, or “FNMA,” are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises, such as the FHLBs, FHLMC, FNMA, and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks.

Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC, and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory, or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight, and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in our NAV.

Distressed Securities

We may invest in distressed investments including loans, loan participations, or bonds, many of which are not publicly traded and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If the Adviser’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, we may lose a substantial portion or all of our investment or we may be required to accept cash or securities with a value less than our original investment.

Equity Securities

We may hold long and short positions in common stocks, preferred stocks, and convertible securities of U.S. and non-U.S. issuers. We also may invest in depositary receipts or shares relating to non-U.S. securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced. We may purchase securities in all available securities trading markets and may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies.

Investment in Other Investment Companies

We may invest in securities of other investment companies subject to statutory limitations prescribed by the 1940 Act. These limitations include in certain circumstances a prohibition against us acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of our total assets in securities of any one investment company or more than 10% of our total assets in securities of all investment companies. We may invest in other investment companies in excess of these limits in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part could affect or otherwise impose certain limits on the investments and operations of the underlying investment company (notably such investment company’s ability to invest in other investment companies and private funds, which include certain structured finance vehicles).

We will indirectly bear our proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses that we regularly bear. Although we do not expect to do so in the foreseeable future, we are authorized to invest substantially all of our assets in a single, open-end investment company or series thereof that has substantially the same investment objectives, policies and fundamental restrictions as us.

Exchange-Traded Notes (“ETNs”)

We may invest in ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and Exchange-Traded Funds, or “ETFs.” An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When we invest in ETNs we will bear our proportionate share of any fees and expenses borne by the ETN. Our decision to sell our ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Preferred Securities

Preferred securities in which we may invest include trust preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, traditional preferred stock, contingent-capital securities, hybrid securities (which have characteristics of both equity and fixed-income instruments), and public income notes. Preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature, in that they have stated maturity dates.

Investment in Relatively New Issuers

We may invest in the securities of new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such issuers are relatively unseasoned. Such issuers may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Certain issuers may be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers seek to sell the same securities when we attempt to dispose of our holdings, we may receive lower prices than might otherwise be the case.

Demand Deposit Accounts

We may hold a significant portion of our cash assets in interest-bearing or non-interest-bearing demand deposit accounts at our custodian or another depository institution insured by the FDIC. The FDIC is an independent agency of the U.S. government, and FDIC deposit insurance is backed by the full faith and credit of the U.S. government. We expect to hold cash that exceeds the amounts insured by the FDIC for such accounts. As a result, in the event of a failure of a depository institution where we hold such cash, our cash is subject to the risk of loss.

Simultaneous Investments

Investment decisions, made by the Adviser on our behalf, are made independently from those of the other funds and accounts advised by the Adviser and its affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as us, available investments will be allocated equitably between us and other accounts. This procedure may adversely affect the size of the position we obtain or disposed of or the price we pay.

Short Sales

When we engage in a short sale of a security, it must, to the extent required by law, borrow the security sold short and deliver it to the counterparty. We may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that we replace the borrowed security, we will incur a loss; conversely, if the price declines, we will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above.

To the extent we engage in short sales, we will provide collateral to the broker-dealer. A short sale is “against the box” to the extent that we contemporaneously own, or have the right to obtain at no added cost, securities identical to those sold short. We may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent we engage in short selling in foreign (non-U.S.) jurisdictions, we will do so to the extent permitted by the laws and regulations of such jurisdiction.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

A control person is a person who beneficially owns more than 25% of the voting securities of a company. The following table sets forth certain ownership information with respect to shares of our common stock held by (1) those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of the outstanding shares of our common stock, and (2) all of our officers and directors, as a group. The table shows such ownership as of June 11, 2024, as well as the effect on such ownership as a result of the formation transactions described elsewhere herein and the offering made pursuant to this prospectus, assuming the issuance of 4,000,000 shares of common stock.

	Common Stock Beneficially Owned(1) Immediately Prior to the Formation Transactions and the Offering		Common Stock Beneficially Owned(1) Immediately Following the Formation Transactions and the Offering(2)
Name and Address	Number	%	Number	%
Five Percent Stockholders
Sound Point Meridian Master Fund LP	10,000	100%	-	-
SPMC Feeder Fund LP(3)	-	-	9,823,928	49.07%
Assured Guaranty Ltd.(4)	-	-	5,297,083	26.46%
Interested Directors
Stephen J. Ketchum	-	-	50,001	*
Ujjaval Desai	-	-	50,001	*
Independent Directors
Douglas T. Healy	-	-	-	-
Steven Lipiner	-	-	-	-
Lana Lewin-Ross	-	-	-	-
Officers
Ivana Kovačić	-	-	-	-
Kevin Gerlitz	-	-	5,000	*
Andrea Sayago	-	-	-	-
All officers and directors as a group(5)	-	-	105,002	*

*	Represents less than 1.0%.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.
(2)	Figures presented reflect pro forma ownership assuming the issuance of 4,000,000 shares of common stock offered hereby.
(3)	From time to time, the Adviser may form one or more funds (“feeder funds”) that invest in shares of our common stock because, in the judgment of the Adviser, the use of such vehicle allows us to accommodate tax, legal, or similar concerns of the Company, the Adviser or the investors in the feeder funds. SPMC Feeder Fund LP (“SPMC Feeder Fund”) is a feeder fund formed by the Adviser to hold shares of our common stock received by an institutional investor in connection with the formation transactions described elsewhere in this prospectus and for other future investors in our shares of common stock. SPMC Feeder Fund will vote the shares of our common stock held by it in the same proportion as the vote of all of our other stockholders unless a majority-in-interest of the equity holders of SPMC Feeder Fund request, upon not less than sixty-one days’ notice, that it to seek instructions from them with regard to the voting on any proposal requiring the approval of our common stockholders. In addition, at any time after the Lock-up Date, the equity holders of SPMC Feeder Fund have the right to cause SPMC Feeder Fund to distribute the shares held by it on their behalf to them, sell the shares held by it on their behalf into the open market or tender the shares held by it on their behalf in any tender offer relating to the shares by providing at least 61 days’ advance notice.
(4)	Includes 4,547,083 shares of our common stock received by AG Asset Strategies LLC in connection with the formation transactions described elsewhere in this prospectus and 750,000 shares of our common stock expected to be purchased by it in connection with this offering. AG Asset Strategies, LLC, which will directly hold the shares, is a wholly owned indirect subsidiary of Assured Guaranty Ltd. (“Assured”). The address of Assured’s principal executive offices is 30 Woodbourne Avenue, Hamilton HM 08 Bermuda.
(5)	The address of each of our officers and directors is c/o Sound Point Meridian Management Company, LLC, 375 Park Avenue, 34th Floor, New York, NY 10152.

BROKERAGE ALLOCATION

Since we expect to acquire and dispose of most of our investments in privately negotiated transactions or in the over-the-counter markets, we will generally not be required to pay a stated brokerage commission. However, to the extent a broker-dealer is involved in a transaction, the price we pay or receive, as applicable, may reflect a mark-up or mark-down. Subject to policies established by our board of directors, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Adviser may select a broker based upon brokerage or research services provided. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Dechert LLP. Dechert LLP also represents the Adviser. Certain matters in connection with the offering will be passed upon for the underwriters by Eversheds Sutherland (US) LLP.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

Sound Point Administration LLC serves as our administrator. The principal business address of Sound Point Administration LLC is 375 Park Avenue, 34th Floor, New York, NY 10152.

Our portfolio securities are held pursuant to a custodian agreement between us and The Bank of New York Mellon Trust Company, National Association.

SS&C GIDS, Inc. serves as our transfer agent, registrar, dividend disbursement agent and stockholder servicing agent, as well as administrator for our DRIP. The principal business address of SS&C GIDS, Inc. is 333 West 11th Street, Kansas City, MO 64105.

INDEPENDENT AUDITORS

KPMG LLP (“KPMG”), independent auditors located at 345 Park Avenue, New York, NY 10154, United States of America, serves as the independent auditors to Sound Point Meridian Master Fund LP. The December 31, 2023 financial statements of Sound Point Meridian Master Fund LP audited by KPMG have been included in reliance on their report given on their authority as experts in accounting and auditing.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm located at 300 Madison Avenue, New York, NY 10017, United States of America, has been appointed as our independent registered public accounting firm. The financial statements audited by PwC have been included in reliance on their report given on their authority as experts in accounting and auditing.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 (file numbers 333-272541 and 811-23881), together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. Our registration statement may be obtained from the SEC at www.sec.gov.

We will file with or submit to the SEC annual and semi-annual reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by writing us at Sound Point Meridian Capital Inc., 375 Park Avenue, 34th Floor, New York, NY 10152, Attention: Investor Relations, by telephone at (212) 895-2293.

INCORPORATION BY REFERENCE

As noted above, this prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and later information that we file with the SEC will automatically update and supersede this information.

INDEX TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and shareholder of the

Sound Point Meridian Capital, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sound Point Meridian Capital, Inc. (the “Company”) as of April 15, 2024 and the related statement of operations for the period March 19, 2024 (organization date) through April 15, 2024, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of April 15, 2024 and the results of its operations for the period March 19, 2024 (organization date) through April 15, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
May 10, 2024

We have served as the auditor of one or more investment companies in the Sound Point Meridian Capital, Inc. complex since 2024.

FINANCIAL STATEMENTS

Sound Point Meridian Capital, Inc.
Statement of Assets and Liabilities
April 15, 2024

Assets
Cash	$200,000
Deferred offering costs	348,243
Total assets	$548,243

Liabilities
Accrued insurance expense	$23,523
Accrued offering costs	348,243
Total liabilities	371,766

Net Assets Consist of:
Common Shares par value $.001; 450,000,000 shares authorized; 10,000 issued and outstanding	10
Additional paid-in capital	199,990
Total Distributable earnings (loss)	(23,523)
Net Assets	$176,477

Net Asset Value per Common Share	$17.65

See accompanying Notes to Financial Statements

Sound Point Meridian Capital, Inc.

Statement of Operations
For the period March 19, 2024* through April 15, 2024

Investment Income	$-

Expenses:
Insurance expense	23,523
Total Expenses	23,523
Net Investment Loss	$(23,523)

*	Organization date

See accompanying Notes to Financial Statements

Notes to Financial Statements

ORGANIZATION

Sound Point Meridian Capital, LLC was organized as a Delaware limited liability company on May 13, 2022. Effective March 13, 2024, Sound Point Meridian Capital, LLC converted from a Delaware limited liability company to a Delaware corporation under the name Sound Point Meridian Capital, Inc. (the “Company”). The Company is a newly organized, externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.” The Company will elect to be treated, and intends to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” beginning with its tax year ending September 30, 2024. The Fund has not yet commenced investment operations.

The Company’s sole member, Sound Point Meridian Master Fund LP (the “Sole Member”), a Cayman Islands exempted limited partnership, owns 100% of the Company’s common stock. The Sole Member maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Company. On or around the time of the commencement of the Company’s operations and immediately prior to the completion of this offering, the Sole Member intends to transfer all of its assets and other portfolio securities and liabilities into the Company in exchange for shares of our common stock, which shares will then be distributed by the Sole Member to its limited partners in liquidation of the Sole Member. The assets and other portfolio securities held by the Sole Member are comprised of certain equity and mezzanine tranches of CLOs and loan accumulation facilities.

Sound Point Meridian Management Company, LLC (the “Investment Adviser”), an affiliate of the Company, will manage the Company’s investments, subject to the supervision of the Company’s board of directors (the “Board of Directors”), pursuant to an investment advisory agreement (the Investment Advisory Agreement”). Sound Point Administration LLC, an affiliate of the Investment Adviser, or the “Administrator,” serves as the Company’s administrator pursuant to an agreement with the Company for administrative services, or the “Administration Agreement.”

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in third party collateralized loan obligation (“CLO”) equity and mezzanine tranches of predominately U.S.-dollar denominated CLOs backed by corporate leveraged loans issued primarily to U.S. obligors. This investment strategy looks to opportunistically shift between the primary and secondary CLO markets, seeking to identify the most compelling relative value. The Company’s focus is on the primary CLO market (i.e., acquiring securities at the inception of a CLO) when the discrepancy between the value of a CLO’s assets and liabilities is believed to present an attractive investment opportunity. The Company will opportunistically switch to the secondary market (i.e., acquiring existing CLO securities) during times of market volatility or when we identify attractive investment opportunities.

SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the report amounts of increases and decreases in net assets from operations during the reporting period as components of net investment loss on the statement of operations. Actual results could differ from those estimates. The Company is an investment company and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

The Adviser or its affiliates will pay all our organizational expenses and underwriter’s costs. The aggregate organizational expenses (excluding the sales load) are estimated to be approximately $580,000. Such underwriting costs and organizational expenses reflect management’s estimate and are subject to change upon the completion of the IPO and conclusion of the offering process. The Company is not obligated to repay any such organizational expenses or underwriting costs paid by the Investment Adviser.

The offering costs, except for underwriter costs as outlined above, will be paid by the Company. Amounts incurred as of April 15, 2024 are $348,243, which have been deferred and will be charged to paid-in-capital upon the sale of shares.

CASH

Cash represents cash deposits held at financial institutions and are subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation (FDIC) or Securities Investor Protection Corporation (SIPC) limitations. The Company maintains a cash account with a global investment bank.

FEES AND EXPENSES

At the organizational meeting (the “Organizational Meeting”) of the Company held on March 19, 2024, the Company’s Board of Directors approved the Investment Advisory Agreement between the Company and the Investment Adviser, under which the Investment Adviser will manage the Company’s investments, subject to the supervision of the Board of Directors. Pursuant to the Investment Advisory Agreement, the Investment Adviser is entitled to receive a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”). The base management fee equals an annual rate of 1.75% of our Total Equity Base and is calculated and payable quarterly in arrears. “Total Equity Base” means the net asset value attributable to the common stock (prior to the application of the base management fee or incentive fee) and the paid-in or stated capital of the preferred interests in the Company, if any. The incentive fee (the “Incentive Fee”) is calculated and payable quarterly in arrears and equals 20% of the Company’s Pre-Incentive Fee Net Investment Income for the immediately preceding quarter, subject to a preferred return, or “hurdle,” of 2.00% of the Company’s NAV (8.00% annualized) and a “catch up” feature. The Company shall pay the Incentive Fee as follows: (1) no Incentive Fee in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed 2.00%; (2) 100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate of 2.00% but is less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% in any calendar quarter. No incentive fee is payable to the Investment Adviser on capital gains, whether realized or unrealized. In addition, the amount of the incentive fee is not affected by any realized or unrealized losses that the Company may suffer.

In addition, at the Organizational Meeting, the Board of Directors approved the Administration Agreement with the Administrator, pursuant to which the Administrator has agreed to perform, or arrange for the performance of, the Company’s required administrative services, including maintaining certain books and records of the Company and preparing reports and other documents required by federal, state, and other applicable laws and regulations. In full consideration of the provision of the services of the Administrator, the Company shall reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations and providing personnel (for the avoidance of doubt, including salaries and related payroll expenses) and facilities hereunder. To the extent permitted by applicable law, the Administrator may elect to defer or waive all or a portion of its fees hereunder for a specified period of time.

The Company shall bear all costs and expenses that are incurred in its operation and transactions and not specifically assumed by the Investment Adviser pursuant to that certain Investment Advisory Agreement, dated as of May 9, 2024. Costs and expenses to be borne by the Company include, but shall not be limited to, those relating to: (a) the Company’s offering costs incurred prior to the completion of its initial public offering; (b) calculating the Company’s net asset value (including the costs and expenses of any independent valuation firm or pricing service); (c) interest payable on debt, if any, incurred to finance the Company’s investments; (d) fees and expenses, including legal fees and expenses and travel expenses, incurred by the Investment Adviser or payable to third parties in performing due diligence on prospective investments, monitoring the Company’s investments and, if necessary, enforcing the Company’s rights; (e) amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments; (f) brokerage fees and commissions; (g) federal and state registration fees; (h) exchange listing fees; (i) federal, state and local taxes; (j) costs of offerings or repurchases of the Company’s common stock and other securities, as applicable; (k) the management fees and incentive fees payable under the Investment Advisory Agreement; (l) distributions on the Company’s common stock and other securities, as applicable; (m) administration fees payable to the Administrator under this Agreement; (n) transfer agent and custody fees and expenses; (o) independent director fees and expenses; (p) the costs of any reports, proxy statements or other notices to the Company’s securityholders, including printing costs; (q) costs of holding meetings of the Company’s shareholders; (r) litigation, indemnification and other non-recurring or extraordinary expenses; (s) fees and expenses associated with marketing and investor relations efforts; (t) dues, fees and charges of any trade association of which the Company is a member; (u) direct costs and expenses of administration and operation, including printing, mailing, telecommunications and staff, including fees payable in connection with outsourced administration functions; (v) fees and expenses associated with independent audits and outside legal costs; (w) the Company’s fidelity bond; (x) directors and officers/errors and omissions liability insurance, and any other insurance premiums; (y) costs associated with the Company’s reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws; and (z) all other expenses reasonably incurred by the Company or the Administrator in connection with administering the Company’s business or incurred by the Administrator on the Company’s behalf, such as the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including, but not limited to, rent, the fees and expenses associated with performing compliance functions, and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief compliance officer, chief financial officer, chief operating officer and their respective support staff. To the extent the Administrator outsources any of its functions, the Company shall pay the fees associated with such functions on a direct basis, without profit to the Administrator.

CAPITAL

The Company will offer one class of Common shares. The Company is authorized to issue 450,000,000 shares with a par value of $0.001. The Company currently has 10,000 shares outstanding, all of which are owned by the Sole Member.

SUBSEQUENT EVENTS

In preparing these financial statements, the Company’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no subsequent events identified that require recognition or disclosure.

APPENDIX A

SOUND POINT MERIDIAN MASTER FUND LP FINANCIAL STATEMENTS

SOUND POINT MERIDIAN MASTER FUND LP

FINANCIAL STATEMENTS

AND

INDEPENDENT AUDITORS’ REPORT

DECEMBER 31, 2023

SOUND POINT MERIDIAN MASTER FUND LP

KPMG LLP 345 Park Avenue New York, NY 10154-0102

Independent Auditors’ Report

To the Partners

Sound Point Meridian Master Fund LP:

Opinion

We have audited the financial statements of Sound Point Meridian Master Fund LP (the Fund), which comprise the statement of assets, liabilities and partners’ capital, including the schedule of investments, as of December 31, 2023, and the related statements of operations, changes in partners’ capital, and cash flows for the year then ended, and the related notes to the financial statements.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations, changes in its partners’ capital, and its cash flows for the year then ended in accordance with U.S. generally accepted accounting principles.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Fund, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with U.S. generally accepted accounting principles, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Fund’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Fund’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

New York, New York

March 26, 2024

SOUND POINT MERIDIAN MASTER FUND LP

STATEMENT OF ASSETS, LIABILITIES AND PARTNERS’ CAPITAL

(Expressed in United States Dollars)

December 31, 2023

Assets
Investments, at fair value (cost $290,620,400)	$298,122,371
Cash and cash equivalents	4,992,416
Due from broker	43,581
Interest receivable	53,235
Total assets	$303,211,603

Liabilities and partners’ capital
Liabilities
Capital withdrawals payable	$8,273,402
Accrued expenses and other liabilities	773,148
Total liabilities	9,046,550

Partners’ capital	294,165,053
Total liabilities and partners’ capital	$303,211,603

See accompanying notes to the financial statements.

SOUND POINT MERIDIAN MASTER FUND LP

STATEMENT OF OPERATIONS

(Expressed in United States Dollars)

Year Ended December 31, 2023

Investment income
Interest income	$33,106,251
Other income	13,270,177
Total investment income	46,376,428

Expenses
Interest expense	114,809
Administrative fee	229,495
Management fee	1,288,715
Professional fees and other expenses	562,906
Total expenses	2,195,925

Net investment income	44,180,503

Realized and unrealized gain/(loss) on investments:
Net realized loss on investments	(1,070,947)
Net change in unrealized appreciation on investments	20,488,419
Net realized and unrealized gain on investments	19,417,472

Net income	$63,597,975

See accompanying notes to the financial statements.

SOUND POINT MERIDIAN MASTER FUND LP

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

(Expressed in United States Dollars)

Year Ended December 31, 2023

	General	Limited
	Partner	Partners	Total
Partners’ capital, December 31, 2022	$-	$153,382,517	$153,382,517

Capital contributions	-	85,500,000	85,500,000

Capital distributions	(8,273,402)	(42,037)	(8,315,439)

Allocation of net income
Pro rata allocation	-	63,597,975	63,597,975
Performance allocation	8,273,402	(8,273,402)	-

Partners’ capital, December 31, 2023	$-	$294,165,053	$294,165,053

See accompanying notes to the financial statements.

SOUND POINT MERIDIAN MASTER FUND LP

STATEMENT OF CASH FLOWS

(Expressed in United States Dollars)

Year Ended December 31, 2023

Cash flows from operating activities
Net income	$63,597,975
Adjustments to reconcile net income to net cash used in operating activities:
Purchases of investments	(168,681,487)
Proceeds from sales of investments	12,020,339
Amortization of premiums and discounts on investments	8,504,332
Net realized loss on investments	1,070,947
Net change in unrealized appreciation on investments	(20,488,419)
Changes in operating assets and liabilities:
Payable for investments purchased	(2,960,789)
Interest receivable	(26,423)
Due from broker	(43,581)
Accrued expenses and other liabilities	628,841
Net cash used in operating activities	(106,378,265)

Cash flows from financing activities
Capital contributions	85,500,000
Capital distributions, net of change in capital distributions payable	(42,037)
Proceeds from reverse repurchase agreements	37,178,216
Paydown of reverse repurchase agreements	(37,178,216)
Net cash provided by financing activities	85,457,963

Net change in cash and cash equivalents (including restricted cash)	(20,920,302)

Cash and cash equivalents (including restricted cash), beginning of year	25,912,718

Cash and cash equivalents (including restricted cash), end of year	$4,992,416

Supplemental disclosure of cash flow information
Cash paid during the period for interest	$114,809

See accompanying notes to the financial statements.

SOUND POINT MERIDIAN MASTER FUND LP

SCHEDULE OF INVESTMENTS

(Expressed in United States Dollars)

December 31, 2023

			Principal			Percentage of
		Acquisition	Amount/		Fair	Partners’
Issuer	Investment Description	Date	Shares	Cost	Value	Capital
Investments, at fair value (1)
CLO Debt (2)
Structured Finance
United States
Morgan Stanley Eaton Vance CLO 2022-17	Secured Note - Class F (3M SOFR +823, due 07/20/2035)	06/30/2022	600,000	510,000	558,570	0.19%
Rockford Advisors 2022-2	Secured Note - Class F-R (3M SOFR +818, due 10/20/2035)	09/19/2023	500,000	475,000	493,601	0.17%
Rockford Advisors 2023-1	Secured Note - Class E (3M SOFR +862, due 01/20/2036)	10/26/2023	3,150,000	3,055,500	3,131,550	1.06%
Total CLO Debt				4,040,500	4,183,721	1.42%

CLO Equity (3)
Structured Finance
United States
AGL Credit 2023-24 (4)	Subordinated Note (effective yield 13.73%, maturity 07/25/2036)	3/31/2023	11,216,400	9,903,538	10,003,609	3.40%
AGL Credit 2023-28 (4)	Subordinated Note (effective yield 12.67%, maturity 01/21/2037)	11/14/2023	17,771,250	15,698,529	16,116,749	5.48%
Anchorage Capital CLO 2019-13	Subordinated Note (effective yield 23.44%, maturity 04/15/2034)	11/8/2022	4,414,500	2,787,949	2,773,189	0.94%
Anchorage Capital CLO 2020-16	Subordinated Note (effective yield 24.34%, maturity 10/20/2031)	11/16/2022	1,530,000	889,026	839,598	0.29%
Anchorage Capital CLO 2021-18	Subordinated Note (effective yield 24.37%, maturity 04/15/2034)	3/10/2023	1,800,000	1,120,698	1,165,140	0.40%
Anchorage Capital CLO 2022-24	Subordinated Note (effective yield 14.12%, maturity 04/15/2034)	3/16/2022	15,228,000	10,732,981	9,516,040	3.23%
Apollo 2020-1	Subordinated Note (effective yield 13.87%, maturity 04/15/2033)	6/8/2022	7,305,000	4,643,973	4,372,515	1.49%
Apollo 2021-5	Subordinated Note (effective yield 20.99%, maturity 07/15/2034)	11/15/2023	3,187,500	2,070,054	2,311,894	0.79%
Apollo 2020-6	Subordinated Note (effective yield 18.87%, maturity 01/15/2037)	11/16/2023	12,937,500	8,540,951	9,274,894	3.15%
Ares CLO Ltd 2022-64	Subordinated Note (effective yield 16.91%, maturity 04/15/2035)	3/25/2022	7,268,355	5,805,842	5,657,237	1.92%
Ares CLO Ltd 2022-67	Subordinated Note (effective yield 18.58%, maturity 01/25/2036)	10/31/2022	7,466,400	5,913,439	7,018,416	2.39%
Ares CLO Ltd 2023-68 (4)	Subordinated Note (effective yield 16.95%, maturity 04/25/2035)	3/30/2023	3,651,000	3,283,234	3,392,256	1.15%
Ares CLO Ltd 2023-70 (4)	Subordinated Note (effective yield 14.67%, maturity 10/25/2035)	9/29/2023	10,243,125	9,648,428	9,841,999	3.35%
Bain Capital Credit CLO 2019-4	Subordinated Note (effective yield 27.91%, maturity 04/23/2035)	2/16/2023	300,000	175,580	204,810	0.07%
Bain Capital Credit CLO 2022-4	Subordinated Note (effective yield 25.39%, maturity 07/16/2035)	11/16/2022	12,375,000	8,653,641	9,031,275	3.07%
Bain Capital Credit CLO 2023-4	Subordinated Note (effective yield 12.25%, maturity 10/21/2036)	8/8/2023	7,398,000	7,194,809	6,651,838	2.26%
Benefit Street 2023-32 (4)	Subordinated Note (effective yield 14.52%, maturity 10/25/2036)	10/4/2023	18,585,000	16,775,302	17,997,719	6.12%
Blackstone Debt Funds Management LLC 2021 (4)	Subordinated Note (effective yield 22.66%, maturity 04/20/2034)	9/14/2023	1,976,000	1,314,616	1,457,004	0.50%
Blue Mountain CLO 2019-24	Subordinated Note (effective yield 20.53%, maturity 04/20/2034)	6/1/2022	2,550,000	1,610,217	1,575,390	0.54%
Blue Mountain CLO 2022-35	Subordinated Note (effective yield 21.32%, maturity 07/22/2035)	5/10/2022	9,000,000	7,212,706	6,830,100	2.32%
Carlyle Global Market Strategies 2022-4	Subordinated Note (effective yield 11.36%, maturity 07/25/2034)	7/21/2022	15,841,800	13,345,589	12,831,858	4.36%
Carlyle Global Market Strategies 2022-6 (4)	Subordinated Note (effective yield 23.15%, maturity 10/25/2034)	10/28/2022	5,278,500	3,641,613	4,767,569	1.62%
Carlyle Global Market Strategies 2023-1	Subordinated Note (effective yield 14.80%, maturity 07/20/2035)	4/21/2023	5,384,375	4,626,244	4,821,562	1.64%
Carlyle Global Market Strategies 2023-5	Subordinated Note (effective yield 14.98%, maturity 01/27/2036)	11/10/2023	8,085,225	6,943,681	7,680,964	2.61%
Clover CLO 2019-2	Subordinated Note (effective yield 27.81%, maturity 10/25/2033)	5/2/2023	2,021,760	1,263,864	1,320,715	0.45%
Danby Park 2022-1 (4)	Subordinated Note (effective yield 14.61%, maturity 10/21/2035)	10/13/2022	7,035,195	5,944,543	6,885,204	2.34%
Dryden CLO 2023-107 (4)	Subordinated Note (effective yield 14.87%, maturity 08/15/2035)	7/14/2023	11,345,200	10,704,649	11,093,792	3.77%
Elmwood CLO Ltd. 2019-1	Subordinated Note (effective yield 16.31%, maturity 10/20/2033)	9/7/2023	1,300,000	919,711	928,637	0.32%
Fidelity Management & Research 2023-23	Subordinated Note (effective yield 17.00%, maturity 04/25/2036)	2/22/2023	3,100,000	2,500,184	2,640,868	0.90%
Generate Advisors 2023-11	Subordinated Note (effective yield 18.70%, maturity 04/20/2035)	8/10/2023	13,450,000	10,297,486	10,905,260	3.71%
Generate Advisors 4	Subordinated Note (effective yield 26.61%, maturity 04/20/2032)	4/26/2023	3,360,000	1,907,841	1,915,200	0.65%
Generate Advisors 6	Subordinated Note (effective yield 19.78%, maturity 07/22/2032)	9/8/2023	1,300,000	1,006,550	990,475	0.34%
Generate Advisors 9	Subordinated Note (effective yield 31.63%, maturity 10/20/2034)	6/16/2022	6,360,000	4,564,217	5,263,536	1.79%
Invesco 2021-2	Subordinated Note (effective yield 20.29%, maturity 07/15/2034)	3/16/2023	1,600,000	910,708	957,440	0.33%
KKR Financial Advisors 2023-52	Subordinated Note (effective yield 15.44%, maturity 07/16/2036)	5/24/2023	2,100,000	2,108,909	2,091,852	0.71%
KKR Financial Advisors 40	Subordinated Note (effective yield 17.97%, maturity 10/20/2034)	3/28/2022	9,394,000	7,560,586	6,612,437	2.25%
KKR Financial Advisors 44	Subordinated Note (effective yield 14.04%, maturity 01/20/2036)	11/22/2023	10,809,375	9,239,002	9,110,184	3.10%
KKR Financial Advisors 48	Subordinated Note (effective yield 13.12%, maturity 10/20/2036)	9/28/2023	5,630,625	5,064,804	4,887,230	1.66%
Madison Park Funding Ltd 2021-52	Subordinated Note (effective yield 15.49%, maturity 01/22/2035)	6/14/2023	10,929,400	7,968,398	7,740,201	2.63%
Morgan Stanley Eaton Vance CLO 2022-17	Subordinated Note (effective yield 21.59%, maturity 07/20/2035)	6/30/2022	15,810,000	10,183,122	11,629,836	3.95%
Morgan Stanley Eaton Vance CLO 2022-18	Subordinated Note (effective yield 14.21%, maturity 09/09/2026)	9/9/2022	5,951,000	4,887,954	4,879,820	1.66%
Neuberger Berman CLO 2021-43	Subordinated Note (effective yield 16.53%, maturity 07/17/2035)	9/20/2023	3,250,000	2,293,701	2,301,975	0.78%
OCP CLO 2021-21	Subordinated Note (effective yield 18.33%, maturity 07/20/2034)	9/7/2022	3,000,000	2,112,414	2,125,500	0.72%
OCP CLO 2021-22	Subordinated Note (effective yield 19.18%, maturity 12/02/2034)	7/27/2022	4,500,000	3,322,868	3,423,600	1.16%
OCP CLO 2022-24	Subordinated Note (effective yield 16.02%, maturity 07/20/2035)	4/26/2022	13,076,000	10,577,956	9,933,837	3.38%
OCP CLO 2023-28	Subordinated Note (effective yield 11.98%, maturity 07/16/2036)	6/29/2023	960,000	881,166	868,648	0.30%
OCP CLO 2020-20	Income Note (effective yield 20.62%, maturity 10/09/2033)	7/25/2023	2,000	1,484,391	1,565,600	0.53%
Regatta Funding 2021-3	Subordinated Note (effective yield 17.48%, maturity 10/20/2034)	6/15/2022	2,193,000	1,513,885	1,577,425	0.54%
Rockford Advisors 2022-2	Subordinated Note (effective yield 17.53%, maturity 07/20/2033)	6/23/2022	14,227,500	10,383,997	10,802,941	3.67%
Rockford Advisors 2023-1	Subordinated Note (effective yield 11.62%, maturity 01/20/2036)	10/26/2023	8,806,875	7,720,538	7,990,479	2.72%
Symphony CLO Ltd 2021-25	Subordinated Note (effective yield 22.61%, maturity 04/19/2050)	9/18/2023	1,462,500	862,087	901,631	0.31%
TCW Asset Management 2021-1	Subordinated Note (effective yield 20.78%, maturity 03/18/2034)	4/24/2023	560,000	344,289	374,192	0.13%
TCW Asset Management 2021-2	Subordinated Note (effective yield 18.24%, maturity 07/25/2034)	1/10/2023	3,000,000	1,884,619	1,855,500	0.63%
TCW Asset Management 2022-1	Income Note (effective yield 23.28%, maturity 04/22/2033)	3/16/2023	6,600,000	3,632,823	4,231,010	1.44%
Total CLO Equity				$286,579,900	$293,938,650	99.96%

Total investments at fair value as of December 31, 2023				$290,620,400	$298,122,371	101.38%

(1)	All securities are exempt from registration under the Securities Act of 1933, as amended, and are deemed to be “restricted securities.”
(2)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(3)	CLO equity is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of December 31, 2023, the Company’s weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 16.73%.
(4)	Fair value includes the Company’s interest in fee rebates on CLO subordinated and income notes.

See accompanying notes to the financial statements.

SOUND POINT MERIDIAN MASTER FUND LP

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in United States Dollars)

1. Nature of operations and summary of significant accounting policies

Nature of Operations

Sound Point Meridian Master Fund LP (the “Master Fund” or the “Company”) is an investment partnership which was formed under the laws of the Cayman Islands on January 20, 2022 and commenced operations on February 17, 2022. The Master Fund is governed by the Second Amended and Restated Exempted Limited Partnership Agreement dated July 10, 2023. The Master Fund was organized for the purpose of investing in third party collateralized loan obligations (CLO) equity and mezzanine tranches of predominantly US-dollar denominated CLOs backed by corporate leveraged loans issued primarily to US obligors. The Master Fund’s investor is Sound Point Meridian Fund LP (the “Domestic Feeder Fund”). The Domestic Feeder Fund invests substantially all of its assets in the Master Fund. Sound Point Meridian Fund GP LLC (the “General Partner”), a Delaware limited liability company, is the general partner of the Master Fund and is responsible for its overall management.

The Master Fund is managed by Sound Point Capital Management, LP (the “Investment Manager”), a Delaware limited partnership, which is an affiliate of the General Partner and is a registered investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. At December 31, 2023, the Domestic Feeder Fund’s ownership percentage of the Master Fund is approximately 100%.

Basis of Presentation

The financial statements are expressed in United States Dollars and have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification. The Master Fund is an investment company and follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

These financial statements were approved by management and made available for issuance on March 26, 2024. Subsequent events have been evaluated through this date.

Cash, Cash Equivalents and Restricted Cash

Cash represents cash deposits held at financial institutions and are subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation (FDIC) or Securities Investor Protection Corporation (SIPC) limitations. For the year ended December 31, 2023, the Master Fund maintained a cash account with a global investment bank.

Cash equivalents include short-term highly liquid investments of sufficient credit quality that are readily convertible to known amounts of cash and have original maturities of three months or less. Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held for the purpose of meeting short-term liquidity requirements, rather than for investment purposes. For the year ended December 31, 2023, the Master Fund held cash equivalents in the amount of $4,992,416.

Restricted cash is subject to a legal or contractual restriction by third parties as well as restriction as to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used. At December 31, 2023, the Master Fund did not hold any restricted cash.

SOUND POINT MERIDIAN MASTER FUND LP

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in United States Dollars)

Fair Value – Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Master Fund uses various valuation approaches. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Master Fund. Unobservable inputs reflect the Master Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access. Valuation adjustments are not applied to Level 1 investments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these investments does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Master Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Master Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Master Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified to a lower level within the fair value hierarchy

SOUND POINT MERIDIAN MASTER FUND LP

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in United States Dollars)

Fair Value – Valuation Techniques and Inputs

Collateralized Loan Obligations

The fair value of collateralized loan obligations and CLO warehouse facilities is determined by recently executed transactions or market price quotations (where observable) using the mean between bid and ask. In instances where significant inputs are unobservable or when multiple quotations are unavailable, the investments may be fair valued based on criteria such as the transaction price on entry, price of comparable securities or a discounted cash flow model to reflect expected exit values in the investment’s principal market under current market conditions; under such circumstances, these investments will be categorized in Level 3 of the fair value hierarchy.

The Master Fund may invest in certain special purpose vehicles for the purpose of holding syndicated bank loans during the warehouse period of an impending collateral loan obligation. During the warehouse period, the special purpose vehicles will secure investments and build a portfolio of primarily bank loans and other debt obligations. The warehouse period terminates when the collateralized loan obligation closes; at this time the underlying assets held by the special purpose vehicles are securitized into the collateralized loan obligation portfolio (the “Securitization Period”). During the year ended December 31, 2023, the Master Fund received distributions of approximately $13,270,177 from investments in special purpose vehicles that were within their respective warehouse periods. Such amounts are included in other income on the statement of operations. At the time the warehouse period terminates, and the Securitization Period begins, there is no realized gain or loss recognized.

Reverse Repurchase Agreements

The Master Fund records reverse repurchase agreements at their contracted repurchase amounts payable. Interest on reverse repurchase agreements is included in interest payable in the consolidated statement of assets, liabilities, and partners’ capital.

Fair Value – Valuation Processes

The Investment Manager establishes valuation processes and procedures to ensure that the valuation techniques for investments are fair, consistent, and verifiable. The Investment Manager designates a Valuation Committee (the “Committee”) to oversee the entire valuation process of the Master Fund’s investments. The Committee is responsible for developing the Master Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.

The Committee meets on a monthly basis, or more frequently as needed, to determine the valuations of the Master Fund’s investments. Valuations determined by the Committee are required to be supported by market data, third-party pricing sources, industry accepted pricing models, counterparty prices, or other methods the Committee deems to be appropriate, including the use of internal proprietary pricing models.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investment transactions are determined using cost calculated on the specific identification basis. Dividends are recorded on the ex-dividend date and interest is recognized on the accrual basis. Premiums and discounts are amortized using the effective interest method over the lives of the respective investments. Discounts to the face amount of high-yield debt investments and other debt investments are not accreted to the extent that interest income is not expected to be realized.

SOUND POINT MERIDIAN MASTER FUND LP

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in United States Dollars)

ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from equity tranche investments in collateralized loan obligations to be recognized under the effective yield method, with any difference between cash distributed and the amount calculated pursuant to the effective yield method being recorded as an adjustment to the amortized cost basis of the investment. The interest income is calculated using the effective yield, based on the estimated cash flow expected to be collected over the life of the investment. Beginning January 1, 2023, it is the Master Fund’s policy to update the effective yield for each collateral loan obligation investment held within the portfolio on a quarterly basis. There is no material impact to the change in interest income recognized by the Master Fund.

Use of Estimates

Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions in determining the reported amounts of assets and liabilities, including the fair value of investments, and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Master Fund does not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Master Fund’s income or loss on their income tax returns. However, certain U.S. dividend income and interest income may be subject to a maximum 30% withholding tax and income that is effectively connected with a U.S. trade or business (“ECI”) may be subject to 21% withholding tax for those limited partners that are foreign entities or foreign individuals. Further, certain non-U.S. dividend income and interest income may be subject to a tax at prevailing treaty or standard withholding rates with the applicable country or local jurisdiction. The Master Fund files an income tax return in the U.S. federal jurisdiction and may file income tax returns in various U.S. states and foreign jurisdictions. Generally, the Master Fund is subject to income tax examinations by major taxing authorities for all periods since inception.

The Master Fund is required to determine whether its tax positions are “more-likely-than-not” to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Tax positions not deemed to meet a “more-likely-than-not” threshold would be recorded as a tax expense in the current year. Based on its analysis, the Master Fund has determined that it has not incurred any liability for unrecognized tax benefits as of December 31, 2023. The Master Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months.

SOUND POINT MERIDIAN MASTER FUND LP

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in United States Dollars)

2. Fair value measurements

The Master Fund’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Master Fund’s significant accounting policies in Note 1. The following table presents information about the Master Fund’s assets measured at fair value as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)
Investments
Collateralized loan obligations	$-	$-	$298,122,371	$298,122,371
Total Assets (at fair value)	$-	$-	$298,122,371	$298,122,371

Investments with a fair value of $298,122,371 in Level 3 are based on broker quotes.

The following table presents the changes in assets and liabilities in Level 3 of the fair value hierarchy for the year ended December 31, 2023 attributable to the following:

	Purchases	Transfer into Level 3	Transfer out Level 3
Assets (at fair value)
Investments
Collateralized loan obligations	$168,681,487	$-	$-
Total Assets (at fair value)	$168,681,487	$-	$-

Transfers into and out of Level 3 generally relate to whether significant unobservable inputs are used for the fair value measurements. See Note 1 for additional information related to the fair value hierarchy and valuation techniques and inputs.

3. Due from broker

Due from broker represents cash held with a broker.

In the normal course of business, the Master Fund’s investment transactions, money balances, and investment positions are transacted with the Master Fund’s custodian, The Bank of New York Mellon, N.A. The Master Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf.

4. Receivable for investments sold and payable for investments purchased

Receivable for investments sold represents the amount of proceeds due to the Master Fund for investments sold as of December 31, 2023. Payable for investments purchased represents the amount due to counterparties for investments purchased as of December 31, 2023.

SOUND POINT MERIDIAN MASTER FUND LP

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in United States Dollars)

5. Risk factors

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect our business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

CLO equity and junior debt securities that the Company may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are undercollateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, NAV and/or market price would be adversely impacted.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company can sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

SOUND POINT MERIDIAN MASTER FUND LP

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in United States Dollars)

Fair Valuation of The Company’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company may invest. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of the market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries, or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide.

Loan Accumulation Facilities Risk

The Company may invest in LAFs, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates, including recent increases in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because the senior secured loans constituting the underlying collateral

SOUND POINT MERIDIAN MASTER FUND LP

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in United States Dollars)

of CLOs typically pay a floating rate of interest, a reduction in interest rates would generally result in a reduction in the residual payments made to the Company as a CLO equity holder (as well as the cash flow the Company receives on the Company’s CLO debt investments and other floating rate investments). Further, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Company’s cash flow, fair value of the Company’s assets and operating results. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant benchmark index will increase the financing costs of CLOs. Furthermore, certain senior secured loans that constitute the collateral of the CLOs in which the Company invests may continue to pay interest at a floating rate based on SOFR or may convert to a fixed rate of interest.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

6. Partners’ capital

Committed capital

The Master Fund may accept additional commitments on a monthly basis. At December 31, 2023, the Master Fund has total commitments of $235,500,000 of which $235,500,000 is committed by limited partners. The General Partner may call capital up to the amount of unfunded commitments to enable the Master Fund to make investments, pay fees and expenses, or provide reserves. No limited partner is required to fund an amount in excess of its unfunded commitment. The ratio of total contributed capital to total committed capital is 100%.

Capital contributions

Capital contributions are due from the partners within 5 business days of advance notice from the General Partner and are subject to certain limitations.

Allocation of partnership profits and losses

Profits and losses of the Master Fund are allocated to the partners at the end of each monthly period in proportion to their respective interests in the Master Fund as of the beginning of the month.

7. Related party transaction

The Master Fund pays the Investment Manager a management fee, calculated and payable quarterly in arrears, equal to 0.375% (1.50% per annum) of each limited partner’s capital account determined as of each calendar quarter end. Certain limited partners have special arrangements with the Investment Manager of the Fund.

Subject to certain limitations, generally 15% of the net profits allocated to the limited partners are reallocated to the General Partner (the “Performance Allocation”) provided that the limited partner’s capital account exceeds the Hurdle Rate (as defined). The Hurdle Rate shall equal an annual cumulative return equal to seven percent (7%) of a limited partner’s opening capital account as of the first day of each fiscal year, prorated for any period less than one year and adjusted for contributions and distributions. The General Partner may reduce, waive or rebate Performance Allocation for certain limited partners.

SOUND POINT MERIDIAN MASTER FUND LP

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in United States Dollars)

8. Administrative fee

SS&C Fund Services (Cayman) Ltd. serves as the Master Fund’s administrator and performs certain administrative and accounting services on behalf of the Master Fund.

9. Financial highlights

Financial highlights for the year ended December 31, 2023:

Total return
Total return before Performance Allocation	33.52%
Performance Allocation	(4.78)
Total return after Performance Allocation	28.74%

Ratio to average partners’ capital:
Total expenses (including interest)	1.02%
Performance allocation	3.85
Total expenses and performance allocation	4.87%

Net investment income	20.56%

Financial highlights are calculated for the limited partner class taken as a whole. An individual limited partner’s return and ratios may vary based on the timing of capital transactions and fee arrangements.

10. Subsequent events

From January 1, 2024 through March 26, 2024, the Master Fund accepted $250,000 additional capital contributions.

SOUND POINT MERIDIAN MASTER FUND LP

FINANCIAL STATEMENTS
(UNAUDITED)

MARCH 31, 2024

SOUND POINT MERIDIAN MASTER FUND LP

CONTENTS (UNAUDITED)

SOUND POINT MERIDIAN MASTER FUND LP

STATEMENT OF ASSETS, LIABILITIES AND PARTNERS’ CAPITAL (UNAUDITED)

(Expressed in United States Dollars)

March 31, 2024

Assets
Investments, at fair value (cost $286,013,671)	$294,700,536
Cash and cash equivalents	17,290,823
Receivable for investments sold	9,366,653
Interest receivable	22,396
Total assets	$321,380,408

Liabilities and partners’ capital
Liabilities
Payable for investments purchased	$13,571,046
Accrued expenses and other liabilities	656,015
Total liabilities	14,227,061

Partners’ capital	307,153,347
Total liabilities and partners’ capital	$321,380,408

See accompanying notes to the financial statements. (UNAUDITED)

SOUND POINT MERIDIAN MASTER FUND LP

STATEMENT OF OPERATIONS (UNAUDITED)

(Expressed in United States Dollars)

For the period January 1, 2024 to March 31, 2024

Investment income
Interest income	$10,880,045
Other income	1,279,601
Total investment income	12,159,646

Expenses
Interest expense	45,141
Administrative fee	60,000
Management fee	508,559
Professional fees and other expenses	63,953
Total expenses	677,653

Net investment income	11,481,993

Realized and unrealized gain/(loss) on investments:
Net realized loss on investments	(312,172)
Net change in unrealized appreciation on investments	1,184,894
Net realized and unrealized gain on investments	872,722

Net income	$12,354,715

See accompanying notes to the financial statements. (UNAUDITED)

SOUND POINT MERIDIAN MASTER FUND LP

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL (UNAUDITED)

(Expressed in United States Dollars)

For the period January 1, 2024 to March 31, 2024

	General Partner	Limited Partners	Total
Partners’ capital, December 31, 2023	$-	$294,165,053	$294,165,053

Capital contributions	-	650,000	650,000

Capital distributions	-	(16,421)	(16,421)

Allocation of net income
Pro rata allocation	-	12,354,715	12,354,715
Performance allocation(1)	1,639,208	(1,639,208)	-

Partners’ capital, March 31, 2024	$1,639,208	$305,514,139	$307,153,347

(1)	Performance allocation is calculated as of March 31, 2024 in accordance with the annual provision in the limited partner agreement but is not payable until crystalized at December 31, 2024.

See accompanying notes to the financial statements. (UNAUDITED)

SOUND POINT MERIDIAN MASTER FUND LP

STATEMENT OF CASH FLOWS (UNAUDITED)

(Expressed in United States Dollars)

For the period January 1, 2024 to March 31, 2024

Cash flows from operating activities
Net income	$12,354,715
Adjustments to reconcile net income to net cash provided by in operating activities:
Purchases of investments	(43,669,975)
Proceeds from sales of investments	46,206,204
Amortization of premiums and discounts on investments	1,758,328
Net realized loss on investments	312,172
Net change in unrealized appreciation on investments	(1,184,894)
Changes in operating assets and liabilities:
Payable for investments purchased	13,571,046
Interest receivable	30,839
Receivable for investments sold	(9,323,072)
Accrued expenses and other liabilities	(117,133)
Net cash provided by operating activities	19,938,230

Cash flows from financing activities
Capital contributions	650,000
Capital distributions, net of change in capital distributions payable	(8,289,823)
Proceeds from reverse repurchase agreements	13,661,267
Paydown of reverse repurchase agreements	(13,661,267)
Net cash used in financing activities	(7,639,823)

Net change in cash and cash equivalents (including restricted cash)	12,298,407
Cash and cash equivalents (including restricted cash), beginning of period	4,992,416
Cash and cash equivalents (including restricted cash), end of period	$17,290,823

Supplemental disclosure of cash flow information
Cash paid during the period for interest	$45,141

See accompanying notes to the financial statements. (UNAUDITED)

SOUND POINT MERIDIAN MASTER FUND LP

SCHEDULE OF INVESTMENTS (UNAUDITED)

(Expressed in United States Dollars)

March 31, 2024

Issuer	Investment Description	Acquisition Date	Principal Amount/ Shares	Cost	Fair Value	Percentage of Partners’ Capital
Investments, at fair value (1)
CLO Equity (3)
Structured Finance
United States
AGL Credit 2023-24 (4)	Subordinated Note (effective yield 20.92%, maturity 07/25/2036)	3/31/2023	11,216,400	$9,760,057	$10,377,415	3.38%
AGL Credit 2023-28 (4)	Subordinated Note (effective yield 15.67%, maturity 01/21/2037)	11/14/2023	17,771,250	16,172,473	15,462,765	5.03%
AGL Credit 2024-30A(4)	Subordinated Note (effective yield 14.97%, maturity 04/21/2037)	02/07/2024	6,987,330	6,239,028	6,488,435	2.11%
Anchorage Capital CLO 2019-13	Subordinated Note (effective yield 25.97%, maturity 04/15/2034)	11/8/2022	4,414,500	2,610,440	2,594,843	0.84%
Anchorage Capital CLO 2020-16	Subordinated Note (effective yield 17.19%, maturity 10/20/2031)	11/16/2022	1,530,000	877,510	856,953	0.28%
Anchorage Capital CLO 2021-18	Subordinated Note (effective yield 21.11%, maturity 04/15/2034)	3/10/2023	1,800,000	1,093,436	1,081,260	0.35%
Anchorage Capital CLO 2022-24	Subordinated Note (effective yield 11.06%, maturity 04/15/2034)	3/16/2022	15,228,000	10,540,975	8,063,226	2.63%
Apollo 2020-1	Subordinated Note (effective yield 13.38%, maturity 04/15/2033)	6/8/2022	10,802,400	6,310,827	5,877,586	1.91%
Apollo 2020-6	Subordinated Note (effective yield 21.12%, maturity 01/15/2037)	11/16/2023	12,937,500	8,442,148	9,221,850	3.00%
Ares CLO Ltd 2022-67	Subordinated Note (effective yield 36.31%, maturity 01/25/2036)	10/31/2022	7,466,400	5,920,338	7,669,486	2.50%
Ares CLO Ltd 2023-68	Subordinated Note (effective yield 28.62%, maturity 04/25/2035)	3/30/2023	3,600,000	3,177,792	3,600,000	1.17%
Ares CLO Ltd 2023-68	Subordinated Note (effective yield 36.31%, maturity 01/25/2036)	10/31/2022	51,000	48,450	51,277	0.02%
Ares CLO Ltd 2023-70	Subordinated Note (effective yield 17.47%, maturity 10/25/2035)	9/29/2023	10,125,000	9,863,540	10,114,875	3.29%
Ares CLO Ltd 2023-70	Subordinated Note (effective yield 28.62%, maturity 04/25/2035)	3/30/2023	118,125	115,763	118,331	0.04%
Bain Capital Credit CLO 2019-4	Subordinated Note (effective yield 26.21%, maturity 04/23/2035)	2/16/2023	300,000	176,354	195,510	0.06%
Bain Capital Credit CLO 2022-4	Subordinated Note (effective yield 26.27%, maturity 07/16/2035)	11/16/2022	12,375,000	8,465,436	9,091,913	2.96%
Bain Capital Credit CLO 2023-4	Subordinated Note (effective yield 14.72%, maturity 10/21/2036)	8/8/2023	7,398,000	7,405,124	6,783,226	2.21%
Benefit Street 2023-32 (4)	Subordinated Note (effective yield 17.20%, maturity 10/25/2036)	10/4/2023	18,585,000	17,351,972	18,434,176	6.00%
Benefit Street 2024-34(4)	Subordinated Note (effective yield 15.70%, maturity 07/25/2037)	03/22/2024	2,851,800	2,647,418	2,684,114	0.87%
Blackstone Debt Funds Management LLC 2021 (4)	Subordinated Note (effective yield 22.43%, maturity 04/20/2034)	9/14/2023	1,976,000	1,299,948	1,460,979	0.48%
Carlyle Global Market Strategies 2022-4	Subordinated Note (effective yield 24.86%, maturity 07/25/2034)	7/21/2022	15,841,800	13,178,270	13,899,595	4.53%
Carlyle Global Market Strategies 2022-6 (4)	Subordinated Note (effective yield 27.39%, maturity 10/25/2034)	10/28/2022	5,278,500	3,706,229	4,782,849	1.56%
Carlyle Global Market Strategies 2023-1	Subordinated Note (effective yield 22.46%, maturity 07/20/2035)	4/21/2023	5,384,375	4,068,577	4,422,726	1.44%
Carlyle Global Market Strategies 2023-5	Subordinated Note (effective yield 14.67%, maturity 01/27/2036)	11/10/2023	8,085,225	7,189,530	7,651,048	2.49%
Clover CLO 2019-2	Subordinated Note (effective yield 19.98%, maturity 10/25/2033)	5/2/2023	2,021,760	1,255,084	1,411,135	0.46%
Danby Park 2022-1 (4)	Subordinated Note (effective yield 30.14%, maturity 10/21/2035)	10/13/2022	7,035,195	5,946,400	7,202,248	2.34%
Dryden CLO 2023-107 (4)	Subordinated Note (effective yield 18.26%, maturity 08/15/2035)	7/14/2023	11,345,200	9,755,199	9,797,714	3.19%
Dryden CLO 2024-119 (4)	Subordinated Note (effective yield 15.69%, maturity 04/15/2036)	03/14/2024	2,408,000	2,212,754	2,264,965	0.74%
Elmwood CLO Ltd. 2019-1	Subordinated Note (effective yield 21.35%, maturity 10/20/2033)	9/7/2023	1,300,000	917,116	1,091,220	0.36%
Fidelity Management & Research 2023-23	Subordinated Note (effective yield 21.92%, maturity 04/25/2036)	2/22/2023	3,100,000	2,455,021	2,609,580	0.85%
Generate Advisors 2023-11	Subordinated Note (effective yield 25.56%, maturity 04/20/2035)	8/10/2023	13,450,000	10,430,666	11,234,785	3.66%
Generate Advisors 2023-12	Subordinated Note (effective yield 17.61%, maturity 07/20/2036)	01/23/2024	750,000	627,106	628,500	0.20%
Generate Advisors 3	Subordinated Note (effective yield 19.92%, maturity 10/20/2029)	01/23/2024	2,422,500	1,416,891	1,450,109	0.47%
Generate Advisors 4	Subordinated Note (effective yield 23.07%, maturity 04/20/2032)	4/26/2023	3,360,000	1,866,604	2,150,400	0.70%
Generate Advisors 6	Subordinated Note (effective yield 21.28%, maturity 07/22/2032)	9/8/2023	1,300,000	997,624	1,018,940	0.33%
Generate Advisors 9	Subordinated Note (effective yield 27.63%, maturity 10/20/2034)	6/16/2022	6,360,000	4,594,196	5,285,796	1.72%
KKR Financial Advisors 40	Subordinated Note (effective yield 15.96%, maturity 10/20/2034)	3/28/2022	9,394,000	7,394,162	6,385,102	2.08%
KKR Financial Advisors 44	Subordinated Note (effective yield 13.89%, maturity 01/20/2036)	11/22/2023	10,809,375	9,545,398	9,574,944	3.12%
KKR Financial Advisors 48	Subordinated Note (effective yield 15.58%, maturity 10/20/2036)	9/28/2023	5,630,625	5,249,531	5,061,369	1.65%
KKR Financial Advisors 52	Subordinated Note (effective yield 18.98%, maturity 07/16/2036)	5/24/2023	2,100,000	1,849,657	1,903,020	0.62%
Morgan Stanley Eaton Vance CLO 2022-17	Subordinated Note (effective yield 23.38%, maturity 07/20/2035)	6/30/2022	15,810,000	9,919,402	11,857,500	3.86%
Morgan Stanley Eaton Vance CLO 2022-18	Subordinated Note (effective yield 22.10%, maturity 09/09/2026)	9/9/2022	5,951,000	4,877,283	4,901,244	1.60%
Neuberger Berman CLO 2021-43	Subordinated Note (effective yield 15.81%, maturity 07/17/2035)	9/20/2023	3,250,000	2,261,651	2,226,575	0.72%
Neuberger Berman CLO 2024-54	Subordinated Note (effective yield 17.37%, maturity 04/23/2038)	02/07/2024	3,981,600	3,547,449	3,583,440	1.17%
Neuberger Berman CLO 2024-55	Subordinated Note (effective yield 15.35%, maturity 04/22/2038)	03/14/2024	1,666,000	1,461,792	1,452,101	0.47%
OCP CLO 2020-20	Income Note (effective yield 18.34%, maturity 04/18/2037)	7/25/2023	2,000	1,460,385	1,563,600	0.51%
OCP CLO 2021-21	Subordinated Note (effective yield 17.15%, maturity 07/20/2034)	9/7/2022	3,000,000	2,064,754	2,045,400	0.67%
OCP CLO 2021-22	Subordinated Note (effective yield 19.59%, maturity 12/02/2034)	7/27/2022	4,500,000	3,256,895	3,375,900	1.10%
OCP CLO 2022-24	Subordinated Note (effective yield 16.86%, maturity 07/20/2035)	4/26/2022	13,076,000	10,453,911	9,793,924	3.19%
OCP CLO 2023-28 (4)	Subordinated Note (effective yield 15.56%, maturity 07/16/2036)	6/29/2023	690,000	592,916	613,095	0.20%
OCP CLO 2024-31	Subordinated Note (effective yield 14.55%, maturity 04/20/2037)	01/16/2024	4,570,160	4,229,593	4,250,249	1.38%
Regatta Funding 2021-3	Subordinated Note (effective yield 18.65%, maturity 10/20/2034)	6/15/2022	2,193,000	1,503,871	1,612,513	0.52%
Regatta Funding 2024-2 (4)	Subordinated Note (effective yield 15.83%, maturity 04/25/2037)	03/08/2024	2,656,000	2,301,085	2,304,046	0.75%
Rockford Advisors 2022-2 (4)	Subordinated Note (effective yield 18.44%, maturity 07/20/2033)	6/23/2022	9,677,500	7,211,351	7,227,045	2.35%
Rockford Advisors 2023-1 (4)	Subordinated Note (effective yield 13.35%, maturity 01/20/2036)	10/26/2023	8,806,875	7,935,142	7,502,577	2.44%
Rockford Advisors 2024-1 (4)	Subordinated Note (effective yield 17.06%, maturity 04/20/2037)	03/07/2024	2,635,000	2,259,907	2,333,057	0.76%
TCW Asset Management 2021-1	Subordinated Note (effective yield 23.13%, maturity 03/18/2034)	4/24/2023	560,000	343,882	364,840	0.12%
TCW Asset Management 2022-1	Income Note (effective yield 26.36%, maturity 04/22/2033)	3/16/2023	6,600,000	3,573,114	3,985,740	1.30%
Total CLO Equity				$282,429,427	$291,047,111	94.75%

Investments, at fair value (1)
CLO Debt (2)
Structured Finance
United States
Morgan Stanley Eaton Vance CLO 2022-17	Secured Note - Class F (3M SOFR +8.23%, due 07/20/2035)	06/30/2022	600,000	$510,000	$568,386	0.19%
Rockford Advisors 2022-2	Secured Note - Class F-R (3M SOFR +8.18%, due 10/20/2035)	09/19/2023	500,000	475,000	485,795	0.16%
Total CLO Debt				$985,000	$1,054,181	0.35%

Loan Accumulation Facilities (5)
Structured Finance
United States
Ares CLO Ltd 5	Loan Accumulation Facility	03/22/2024	1,899,244	$1,899,244	$1,899,244	0.62%
Rockford Advisors 24	Loan Accumulation Facility	03/01/2024	700,000	700,000	700,000	0.23%
Total Loan Accumulation Facilities				$2,599,244	$2,599,244	0.85%

Total investments at fair value as of March 31, 2024				$286,013,671	$294,700,536	95.95%

(1)	All securities are exempt from registration under the Securities Act of 1933, as amended, and are deemed to be “restricted securities.”
(2)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(3)	CLO equity is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of March 31, 2024, the Company’s weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 16.73%.
(4)	Fair value includes the Company’s interest in fee rebates on CLO subordinated and income notes.
(5)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

See accompanying notes to the financial statements.(UNAUDITED)

SOUND POINT MERIDIAN MASTER FUND LP

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

(Expressed in United States Dollars)

1. Nature of operations and summary of significant accounting policies

Nature of Operations

Sound Point Meridian Master Fund LP (the “Master Fund” or the “Company”) is an investment partnership which is formed under the laws of the Cayman Islands on January 20, 2022 and commenced operations on February 17, 2022. The Master Fund is governed by the Second Amended and Restated Exempted Limited Partnership Agreement dated July 10, 2023. The Master Fund was organized for the purpose of investing in third party collateralized loan obligations (CLO) equity and mezzanine tranches of predominantly US-dollar denominated CLOs backed by corporate leveraged loans issued primarily to US obligors. The Master Fund’s investor is Sound Point Meridian Fund LP (the “Domestic Feeder Fund”). The Domestic Feeder Fund invests substantially all of its assets in the Master Fund. Sound Point Meridian Fund GP LLC (the “General Partner”), a Delaware limited liability company, is the general partner of the Master Fund and is responsible for its overall management.

The Master Fund is managed by Sound Point Capital Management, LP (the “Investment Manager”), a Delaware limited partnership, which is an affiliate of the General Partner and is a registered investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. At March 31, 2024, the Domestic Feeder Fund’s ownership percentage of the Master Fund is approximately 100%.

Conversion to Regulated Investment Company (RIC)

Sound Point Meridian Capital, LLC was organized as a Delaware limited liability company on May 13, 2022, and was 100% owned by the Company. Effective March 13, 2024, Sound Point Meridian Capital, LLC converted from a Delaware limited liability company to a Delaware corporation under the name Sound Point Meridian Capital, Inc. (the “RIC”). The RIC is a newly organized, externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.” The RIC will elect to be treated, and intends to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” beginning with its tax year ending September 30, 2024. The RIC has not yet commenced investment operations.

The RIC has not formally commenced principal operations however on April 9, 2024, it issued 10,000 shares of common stock to the Company at an aggregate purchase price of $200,000. The RIC intends to raise common equity in an initial public offering (“IPO”), which is anticipated to be consummated in the second quarter of 2024.

The Company owns 100% of the RIC’s common stock. On or around the time of the commencement of the RIC’s operations and immediately prior to the completion of the RIC’s planned initial public offering, the Company intends to transfer all of its assets and other portfolio securities and liabilities into the RIC in exchange for shares of the RIC’s common stock, which shares will then be distributed by the Company to the Domestic Feeder Fund in liquidation of the Company.

Sound Point Meridian Management, LLC (the “RIC Investment Adviser”), an affiliate of the RIC, will manage the RIC’s investments, subject to the supervision of the RIC’s board of directors, pursuant to an investment advisory agreement (the Investment Advisory Agreement”).

The RIC’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The RIC seeks to achieve its investment objectives by investing primarily in third party CLO equity and mezzanine tranches of predominately U.S.-dollar denominated CLOs backed by corporate leveraged loans issued primarily to U.S. obligors. This investment strategy looks to opportunistically shift between the primary and secondary CLO markets, seeking to identify the most compelling relative value.

SOUND POINT MERIDIAN MASTER FUND LP

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

(Expressed in United States Dollars)

The RIC’s focus is on the primary CLO market (i.e., acquiring securities at the inception of a CLO) when the discrepancy between the value of a CLO’s assets and liabilities is believed to present an attractive investment opportunity. The RIC will opportunistically switch to the secondary market (i.e., acquiring existing CLO securities) during times of market volatility or when the RIC Investment Adviser identifies attractive investment opportunities.

Basis of Presentation

The financial statements are expressed in United States Dollars and have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification. The Master Fund is an investment company and follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

These financial statements were approved by management and made available for issuance on May 21, 2024. Subsequent events have been evaluated through this date.

Cash, Cash Equivalents and Restricted Cash

Cash represents cash deposits held at financial institutions and are subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation (FDIC) or Securities Investor Protection Corporation (SIPC) limitations. For the period from January 1, 2024 to March 31, 2024, the Master Fund maintained a cash account with a global investment bank.

Cash equivalents include short-term highly liquid investments of sufficient credit quality that are readily convertible to known amounts of cash and have original maturities of three months or less. Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held for the purpose of meeting short-term liquidity requirements, rather than for investment purposes. At March 31, 2024, the Master Fund held cash equivalents in the amount of $17,290,823.

Restricted cash is subject to a legal or contractual restriction by third parties as well as restriction as to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used. At March 31, 2024, the Master Fund did not hold any restricted cash.

Fair Value – Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Master Fund uses various valuation approaches. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Master Fund. Unobservable inputs reflect the Master Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

SOUND POINT MERIDIAN MASTER FUND LP

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

(Expressed in United States Dollars)

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access. Valuation adjustments are not applied to Level 1 investments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these investments does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Master Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Master Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Master Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified to a lower level within the fair value hierarchy.

Fair Value – Valuation Techniques and Inputs

Collateralized Loan Obligations

The fair value of collateralized loan obligations and CLO warehouse facilities is determined by recently executed transactions or market price quotations (where observable) using the mean between bid and ask. In instances where significant inputs are unobservable or when multiple quotations are unavailable, the investments may be fair valued based on criteria such as the transaction price on entry, price of comparable securities or a discounted cash flow model to reflect expected exit values in the investment’s principal market under current market conditions; under such circumstances, these investments will be categorized in Level 3 of the fair value hierarchy.

The Master Fund may invest in certain special purpose vehicles for the purpose of holding syndicated bank loans during the warehouse period of an impending collateral loan obligation. During the warehouse period, the special purpose vehicles will secure investments and build a portfolio of primarily bank loans and other debt obligations. The warehouse period terminates when the collateralized loan obligation closes; at this time the underlying assets held by the special purpose vehicles are securitized into the collateralized loan obligation portfolio (the “Securitization Period”). During the period from January 1, 2024 to March 31, 2024, the Master Fund received distributions of approximately $1,279,601 from investments in special purpose vehicles that were within their respective warehouse periods. Such amounts are included in other income on the statement of operations. At the time the warehouse period terminates, and the Securitization Period begins, there is no realized gain or loss recognized.

SOUND POINT MERIDIAN MASTER FUND LP

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

(Expressed in United States Dollars)

Reverse Repurchase Agreements

The Master Fund records reverse repurchase agreements at their contracted repurchase amounts payable. Interest on reverse repurchase agreements is included in interest payable in the consolidated statement of assets, liabilities, and partners’ capital.

Fair Value – Valuation Processes

The Investment Manager establishes valuation processes and procedures to ensure that the valuation techniques for investments are fair, consistent, and verifiable. The Investment Manager designates a Valuation Committee (the “Committee”) to oversee the entire valuation process of the Master Fund’s investments. The Committee is responsible for developing the Master Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.

The Committee meets on a monthly basis, or more frequently as needed, to determine the valuations of the Master Fund’s investments. Valuations determined by the Committee are required to be supported by market data, third-party pricing sources, industry accepted pricing models, counterparty prices, or other methods the Committee deems to be appropriate, including the use of internal proprietary pricing models.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investment transactions are determined using cost calculated on the specific identification basis. Dividends are recorded on the ex-dividend date and interest is recognized on the accrual basis. Premiums and discounts are amortized using the effective interest method over the lives of the respective investments. Discounts to the face amount of high-yield debt investments and other debt investments are not accreted to the extent that interest income is not expected to be realized.

ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from equity tranche investments in collateralized loan obligations to be recognized under the effective yield method, with any difference between cash distributed and the amount calculated pursuant to the effective yield method being recorded as an adjustment to the amortized cost basis of the investment. The interest income is calculated using the effective yield, based on the estimated cash flow expected to be collected over the life of the investment. It is the Master Fund’s policy to update the effective yield for each collateral loan obligation investment held within the portfolio on a quarterly basis.

Use of Estimates

Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions in determining the reported amounts of assets and liabilities, including the fair value of investments, and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Master Fund does not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Master Fund’s income or loss on their income tax returns. However, certain U.S. dividend income and interest income may be subject to a maximum 30% withholding tax and income that is effectively connected with a U.S. trade or business (“ECI”) may be subject to 21% withholding tax for those limited partners that are foreign entities or foreign individuals. Further, certain non-U.S. dividend income and interest income may be subject to a tax at prevailing treaty or standard withholding rates with the applicable country or local jurisdiction. The Master Fund files an income tax return in the U.S. federal jurisdiction and may file income tax returns in various U.S. states and foreign jurisdictions. Generally, the Master Fund is subject to income tax examinations by major taxing authorities for all periods since inception.

SOUND POINT MERIDIAN MASTER FUND LP

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

(Expressed in United States Dollars)

The Master Fund is required to determine whether its tax positions are “more-likely-than-not” to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Tax positions not deemed to meet a “more-likely-than-not” threshold would be recorded as a tax expense in the current year. Based on its analysis, the Master Fund has determined that it has not incurred any liability for unrecognized tax benefits as of March 31, 2024. The Master Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months.

2. Fair value measurements

The Master Fund’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Master Fund’s significant accounting policies in Note 1. The following table presents information about the Master Fund’s assets measured at fair value as of March 31, 2024:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)
Investments
Collateralized loan obligations	$-	$-	$292,101,292	$292,101,292
Loan accumulation vehicles	-	-	2,599,244	2,599,244
Total Assets (at fair value)	$-	$-	$294,700,536	$294,700,536

Investments with a fair value of $294,700,536 in Level 3 are based on broker quotes.

The following table presents the changes in assets and liabilities in Level 3 of the fair value hierarchy for the period from January 1, 2024 to March 31, 2024 attributable to the following:

	Purchases	Transfer into Level 3	Transfer out Level 3
Assets (at fair value)
Investments
Collateralized loan obligations	$43,669,975	$-	$-
Total Assets (at fair value)	$43,669,975	$-	$-

Transfers into and out of Level 3 generally relate to whether significant unobservable inputs are used for the fair value measurements. See Note 1 for additional information related to the fair value hierarchy and valuation techniques and inputs.

3. Due from broker

In the normal course of business, the Master Fund’s investment transactions, money balances, and investment positions are transacted with the Master Fund’s custodian, The Bank of New York Mellon, N.A. The Master Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf.

SOUND POINT MERIDIAN MASTER FUND LP

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

(Expressed in United States Dollars)

4. Receivable for investments sold and payable for investments purchased

Receivable for investments sold represents the amount of proceeds due to the Master Fund for investments sold as of March 31, 2024. Payable for investments purchased represents the amount due to counterparties for investments purchased as of March 31, 2024.

5. Risk factors

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect our business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

CLO equity and junior debt securities that the Company may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are undercollateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, net asset value (“NAV”) and/or market price would be adversely impacted.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

SOUND POINT MERIDIAN MASTER FUND LP

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

(Expressed in United States Dollars)

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company can sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Fair Valuation of The Company’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company may invest. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of the market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries, or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide.

Loan Accumulation Facilities Risk

The Company may invest in LAFs, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

SOUND POINT MERIDIAN MASTER FUND LP

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

(Expressed in United States Dollars)

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates, including recent increases in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because the senior secured loans constituting the underlying collateral of CLOs typically pay a floating rate of interest, a reduction in interest rates would generally result in a reduction in the residual payments made to the Company as a CLO equity holder (as well as the cash flow the Company receives on the Company’s CLO debt investments and other floating rate investments). Further, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Company’s cash flow, fair value of the Company’s assets and operating results. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant benchmark index will increase the financing costs of CLOs. Furthermore, certain senior secured loans that constitute the collateral of the CLOs in which the Company invests may continue to pay interest at a floating rate based on Secured Overnight Financing Rate (“SOFR”) or may convert to a fixed rate of interest.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

6. Partners’ capital

Committed capital

The Master Fund may accept additional commitments on a monthly basis. At March 31, 2024, the Master Fund has total commitments of $236,150,000 of which $236,150,000 is committed by limited partners. The General Partner may call capital up to the amount of unfunded commitments to enable the Master Fund to make investments, pay fees and expenses, or provide reserves. No limited partner is required to fund an amount in excess of its unfunded commitment. The ratio of total contributed capital to total committed capital is 100%.

Capital contributions

Capital contributions are due from the partners within 5 business days of advance notice from the General Partner and are subject to certain limitations.

Allocation of partnership profits and losses

Profits and losses of the Master Fund are allocated to the partners at the end of each monthly period in proportion to their respective interests in the Master Fund as of the beginning of the month.

7. Related party transaction

The Master Fund pays the Investment Manager a management fee, calculated and payable quarterly in arrears, equal to 0.375% (1.50% per annum) of each limited partner’s capital account determined as of each calendar quarter end. Certain limited partners have special arrangements with the Investment Manager of the Fund.

Subject to certain limitations, generally 15% of the net profits allocated to the limited partners are reallocated to the General Partner (the “Performance Allocation”) provided that the limited partner’s capital account exceeds the Hurdle Rate (as defined). The Hurdle Rate shall equal an annual cumulative return equal to seven percent (7%) of a limited partner’s opening capital account as of the first day of each fiscal year, prorated for any period less than one year and adjusted for contributions and distributions. The General Partner may reduce, waive or rebate Performance Allocation for certain limited partners.

SOUND POINT MERIDIAN MASTER FUND LP

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

(Expressed in United States Dollars)

8. Administrative fee

SS&C Fund Services (Cayman) Ltd. serves as the Master Fund’s administrator and performs certain administrative and accounting services on behalf of the Master Fund.

9. Financial Highlights

Financial highlights are for the period from January 1, 2024 to March 31, 2024:

Total return
Total return before Performance Allocation	4.19%
Performance Allocation	(0.56)
Total return after Performance Allocation	3.63%

Ratio to average partners’ capital(1):
Total expenses (including interest)	0.91%
Performance allocation	2.20
Total expenses and performance allocation	3.12%

Net investment income	15.44%

(1)	Ratios to average partners’ capital are annualized.

Financial highlights are calculated for the limited partner class taken as a whole. An individual limited partner’s return and ratios may vary based on the timing of capital transactions and fee arrangements.

10. Subsequent events

The Company has evaluated events and transactions for potential recognition or disclosure occurring subsequent to the balance sheet date through May 21, 2024, which represents the date the financial statements are available to be issued. There are no subsequent events to disclose.

4,000,000 Shares

SOUND POINT MERIDIAN CAPITAL, INC.

Common Stock

PROSPECTUS, JUNE 13, 2024

Oppenheimer & Co.	B. Riley Securities	Janney Montgomery Scott	Piper Sandler

Clear Street		Wedbush Securities

Until July 8, 2024 (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.